                                                Filed Pursuant to Rule 497(c)
                                                Registration File No.: 333-17217
EQ Advisors Trust(Service Mark)

PROSPECTUS DATED MAY 1, 2000



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This Prospectus describes the thirty-seven (37) Portfolios** offered by EQ
Advisors Trust and the Class IA or Class IB shares offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.


                 DOMESTIC PORTFOLIOS                      INTERNATIONAL STOCK PORTFOLIOS
    -------------------------------------------    --------------------------------------------
                EQ/Aggressive Stock*                            Alliance Global
                Alliance Common Stock                        Alliance International
                Alliance Equity Index                   Capital Guardian International
             Alliance Growth and Income             Morgan Stanley Emerging Markets Equity
             EQ/Alliance Premier Growth                  EQ/Putnam International Equity
              Alliance Small Cap Growth                T. Rowe Price International Stock
               EQ/Alliance Technology
            Calvert Socially Responsible                      FIXED INCOME PORTFOLIOS
              Capital Guardian Research            --------------------------------------------
            Capital Guardian U.S. Equity                     Alliance High Yield
                    EQ/Evergreen                   Alliance Intermediate Government Securities
               Lazard Large Cap Value                         Alliance Money Market
               Lazard Small Cap Value                         Alliance Quality Bond
            MFS Emerging Growth Companies
               MFS Growth with Income                       BALANCED/HYBRID PORTFOLIOS
                    MFS Research                   --------------------------------------------
             Mercury Basic Value Equity*                          EQ/Balanced*
           EQ/Putnam Growth & Income Value               Alliance Conservative Investors
             EQ/Putnam Investors Growth                     Alliance Growth Investors
             T. Rowe Price Equity Income                     EQ/Evergreen Foundation
         Warburg Pincus Small Company Value                  Mercury World Strategy*
                                                                EQ/Putnam Balanced



 * Effective May 1, 2000, the name of the Alliance Aggressive Stock Portfolio was changed to the "EQ/Aggressive Stock Portfolio," the Alliance Balanced Portfolio was changed to the "EQ/Balanced Portfolio," the Merrill Lynch Basic Value Equity Portfolio was changed to the "Mercury Basic Value Equity Portfolio," and the Merrill Lynch World Strategy Portfolio was changed to the "Mercury World Strategy Portfolio."
** All of these Portfolios may not be available in your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.
-------------------------------------------------------------------------------

YOU SHOULD BE AWARE THAT THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE INVESTMENT MERIT OF THESE PORTFOLIOS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Version 3

Overview



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 EQ ADVISORS TRUST

 This Prospectus tells you about the thirty-seven (37) current Portfolios of EQ Advisors Trust ("Trust") and the Class IA or Class IB shares offered by the Trust on behalf of each Portfolio. The Trust is an open-end management investment company. Each Portfolio is a separate series of the Trust with its own investment objective, investment strategies and risks, which are described in this Prospectus. Each of the current Portfolios of the Trust, except for the Lazard Small Cap Value Portfolio, the Morgan Stanley Emerging Markets Equity Portfolio and the Mercury World Strategy Portfolio, are diversified for purposes of the Investment Company Act of 1940, as amended ("1940 Act").

 The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the "Contract" or collectively, the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable") and Equitable of Colorado, Inc. ("EOC") as well as insurance companies that are not affiliated with Equitable or EOC ("non-affiliated insurance companies") and to The Equitable Investment Plan for Employees, Managers and Agents ("Equitable Plan"). The Prospectus is designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Equitable Plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant under a Contract.

 Equitable currently serves as the Manager of the Trust. In such capacity, Equitable currently has overall responsibility for the general management and administration of the Trust.

 Information about the Advisers for each Portfolio is contained in the description concerning that Portfolio in the section entitled "About the Investment Portfolios." The Manager has the ultimate responsibility to oversee each of the Advisers and to recommend their hiring, termination and replacement. Subject to approval by the Board of Trustees, the Manager has been granted relief by the Securities and Exchange Commission ("SEC") ("Multi-Manager Order") that enables the Manager without obtaining shareholder approval to: (i) select new or additional Advisers for each of the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers.

Table of contents



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
 1
-----------------------------------------------------------
 SUMMARY INFORMATION CONCERNING EQ
    ADVISORS TRUST                                        4
-----------------------------------------------------------

 2
-----------------------------------------------------------
 ABOUT THE INVESTMENT PORTFOLIOS                         16
-----------------------------------------------------------
    DOMESTIC PORTFOLIOS                                  20
       EQ/Aggressive Stock                               20
       Alliance Common Stock                             23
       Alliance Equity Index                             26
       Alliance Growth and Income                        29
       EQ/Alliance Premier Growth                        32
       Alliance Small Cap Growth                         34
       EQ/Alliance Technology                            37
       Calvert Socially Responsible                      39
       Capital Guardian Research                         41
       Capital Guardian U.S. Equity                      43
       EQ/Evergreen                                      45
       Lazard Large Cap Value                            47
       Lazard Small Cap Value                            49
       MFS Emerging Growth Companies                     51
       MFS Growth with Income                            53
       MFS Research                                      55
       Mercury Basic Value Equity                        57
       EQ/Putnam Growth & Income Value                   60
       EQ/Putnam Investors Growth                        62
       T. Rowe Price Equity Income                       64
       Warburg Pincus Small Company Value                67
    INTERNATIONAL STOCK PORTFOLIOS                       69
       Alliance Global                                   69
       Alliance International                            72
       Capital Guardian International                    76
       Morgan Stanley Emerging Markets Equity            79
       EQ/Putnam International Equity                    83
       T. Rowe Price International Stock                 86
    FIXED INCOME PORTFOLIOS                              89
       Alliance High Yield                               89
       Alliance Intermediate Government Securities       93


       Alliance Money Market                             97
       Alliance Quality Bond                            100
    BALANCED/HYBRID PORTFOLIOS                          103
       EQ/Balanced                                      103
       Alliance Conservative Investors                  108
       Alliance Growth Investors                        112
       EQ/Evergreen Foundation                          115
       Mercury World Strategy                           117
       EQ/Putnam Balanced                               120

 3
-----------------------------------------------------------
 MORE INFORMATION ON PRINCIPAL RISKS                    123
-----------------------------------------------------------

 4
-----------------------------------------------------------
 MANAGEMENT OF THE TRUST                                129
-----------------------------------------------------------
    The Trust                                           129
    The Manager                                         129
    Expense Limitation Agreement                        131
    The Advisers                                        132
    The Administrator                                   133
    The Transfer Agent                                  133
    Brokerage Practices                                 133
    Brokerage Transactions with Affiliates              133

 5
-----------------------------------------------------------
 FUND DISTRIBUTION ARRANGEMENTS                         134
-----------------------------------------------------------

 6
-----------------------------------------------------------
 PURCHASE AND REDEMPTION                                135
-----------------------------------------------------------

 7
-----------------------------------------------------------
 HOW ASSETS ARE VALUED                                  136
-----------------------------------------------------------

 8
-----------------------------------------------------------
 TAX INFORMATION                                        137
-----------------------------------------------------------

 9
-----------------------------------------------------------
 FINANCIAL HIGHLIGHTS                                   138
-----------------------------------------------------------

 10
-----------------------------------------------------------
 PRIOR PERFORMANCE OF EACH ADVISER                      175
-----------------------------------------------------------

1
Summary information concerning EQ Advisors Trust


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    4
--------------------------------------------------------------------------------

The following chart highlights the thirty-seven (37) Portfolios described in this Prospectus that you can choose as investment alternatives under your Contracts offered by Equitable or EOC. The chart and accompanying information identify each Portfolio's investment objective(s), principal investment strategies, and principal risks. "More Information on Principal Risks", which more fully describes each of the principal risks, is provided beginning on page 123.


-----------------------------------------------------------------------------------------
EQ ADVISORS TRUST DOMESTIC PORTFOLIOS
-----------------------------------------------------------------------------------------
PORTFOLIO                      INVESTMENT OBJECTIVE(S)
-----------------------------------------------------------------------------------------
EQ/AGGRESSIVE STOCK            Seeks to achieve long-term growth of capital





-----------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK          Seeks to achieve long-term growth of capital and increased income

-----------------------------------------------------------------------------------------
ALLIANCE EQUITY INDEX          Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including
                               reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index
-----------------------------------------------------------------------------------------
ALLIANCE GROWTH AND INCOME     Seeks to provide a high total return through a combination of current income and capital appreciation by investing
                               primarily in income-producing common stocks and
                               securities convertible into common stocks
-----------------------------------------------------------------------------------------
EQ/ALLIANCE PREMIER GROWTH     Seeks long-term growth of capital by primarily investing in equity securities of a limited number of large, carefully
                               selected, high quality United States companies that are
                               judged, by the Adviser, likely to achieve superior earnings growth
-----------------------------------------------------------------------------------------
ALLIANCE SMALL CAP GROWTH      Seeks to achieve long-term growth of capital





-----------------------------------------------------------------------------------------
EQ/ALLIANCE TECHNOLOGY         Seeks to achieve growth of capital. Current income is
                               incidental to the Portfolio's objective


-----------------------------------------------------------------------------------------

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
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                                    PRINCIPAL RISKS
-----------------------------------------------------------------------------------------------------------------------------
Stocks and other equity securities of small and                   General investment, small-cap and mid-cap company,
medium-sized companies (including securities of                   growth investing, leveraging, derivatives, liquidity,
companies in cyclical industries, companies whose                 securities lending, and foreign securities risks
securities are temporarily undervalued, companies in
special situations (e.g., change in management, new
products or changes in customer demand) and less widely
known companies)
-----------------------------------------------------------------------------------------------------------------------------
Stocks and other equity securities (including preferred           General investment, foreign securities, leveraging,
stocks or convertible debt) and fixed income securities           derivatives, convertible securities, small-cap and mid-cap
(including junk bonds), foreign securities, derivatives, and      company, junk bond, securities lending, and fixed income
securities lending                                                risks
-----------------------------------------------------------------------------------------------------------------------------
Securities in the S&P 500 Index, derivatives, and securities      General investment, index-fund, derivatives, leveraging,
lending                                                           and securities lending risks


-----------------------------------------------------------------------------------------------------------------------------
Stocks and securities convertible into stocks (including junk     General investment, convertible securities, leveraging,
bonds)                                                            derivatives, foreign securities, junk bond, and fixed income risks

-----------------------------------------------------------------------------------------------------------------------------
Equity securities of a limited number of large, high-quality      General investment, focused portfolio, growth investing,
companies that are likely to offer superior earnings growth       convertible securities, derivatives, and foreign securities risks


-----------------------------------------------------------------------------------------------------------------------------
Stocks and other equity securities of smaller companies           General investment, small-cap and mid-cap company,
and undervalued securities (including securities of               growth investing, leveraging, derivatives, liquidity,
companies in cyclical industries, companies whose                 securities lending, portfolio turnover and foreign securities
securities are temporarily undervalued, companies in              risks
special situations (e.g., change in management, new
products or changes in customer demand) and less widely
known companies)
-----------------------------------------------------------------------------------------------------------------------------
Securities of companies in various industries that are            General investment, sector, growth investing, small-cap
expected to benefit from technological advances and               and mid-cap companies, derivatives, foreign securities,
improvements with potential for capital appreciation and          fixed income, and securities lending risks
growth of capital, including well-known, established
companies or new or unseasoned companies

     -------------------------                               EQ Advisors Trust

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
-----------------------------------------------------------------------------------------------
EQ ADVISORS TRUST DOMESTIC PORTFOLIOS
-----------------------------------------------------------------------------------------------
PORTFOLIO                         INVESTMENT OBJECTIVE(S)
-----------------------------------------------------------------------------------------------
CALVERT SOCIALLY RESPONSIBLE      Seeks long-term capital appreciation


-----------------------------------------------------------------------------------------------
CAPITAL GUARDIAN RESEARCH         Seeks long-term growth of capital


-----------------------------------------------------------------------------------------------
CAPITAL GUARDIAN U.S. EQUITY      Seeks long-term growth of capital



-----------------------------------------------------------------------------------------------
EQ/EVERGREEN                      Seeks long-term capital growth




-----------------------------------------------------------------------------------------------
LAZARD LARGE CAP VALUE            Seeks capital appreciation by investing primarily in equity securities of companies with relatively large capitalizations
                                  (i.e., companies having market capitalizations of at least
                                  $3 billion at the time of initial purchase) that appear to the
                                  Adviser to be inexpensively priced relative to the return on total capital or equity
-----------------------------------------------------------------------------------------------
LAZARD SMALL CAP VALUE            Seeks capital appreciation by investing in equity securities of U.S. companies with small market capitalizations (i.e., companies in the range of companies represented in the
                                  Russell 2000 Index) that the Adviser considers
                                  inexpensively priced relative to the return on total capital or equity
-----------------------------------------------------------------------------------------------
MFS EMERGING GROWTH COMPANIES     Seeks to provide long-term capital growth




-----------------------------------------------------------------------------------------------
MFS GROWTH WITH INCOME            Seeks to provide reasonable current income and long-term
                                  growth of capital and income

-----------------------------------------------------------------------------------------------
MFS RESEARCH                      Seeks to provide long-term growth of capital and future
                                  income


-----------------------------------------------------------------------------------------------
MERCURY BASIC VALUE EQUITY        Seeks capital appreciation and secondarily, income by
                                  investing in securities, primarily equities, that the Adviser believes are undervalued and therefore represent basic
                                  investment value
-----------------------------------------------------------------------------------------------

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
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                                   PRINCIPAL RISKS
-----------------------------------------------------------------------------------------------------------------------------
Common stocks of medium to large U.S. companies that             General investment, growth investing, mid-cap company,
meet both investment and social criteria                         liquidity, and derivatives risks

-----------------------------------------------------------------------------------------------------------------------------
Equity securities primarily of United States issuers and         General investment, growth investing, convertible
securities whose principal markets are in the United States      securities, and foreign securities risks

-----------------------------------------------------------------------------------------------------------------------------
Equity securities primarily of United States companies with      General investment, growth investing, convertible
market capitalization greater than $1 billion at the time of     securities, and foreign securities risks
purchase

-----------------------------------------------------------------------------------------------------------------------------
Common stocks of large U.S. companies that the Adviser           General investment, mid-cap company, fixed income,
believes have anticipated earnings ranging from steady to        growth investing, portfolio turnover, and value investing
accelerated growth and are undervalued                           risks


-----------------------------------------------------------------------------------------------------------------------------
Equity securities of companies with relatively large             General investment, value investing, derivatives, and fixed
capitalizations that the Adviser believes are undervalued        income risks
based on their return on equity or capital



-----------------------------------------------------------------------------------------------------------------------------
Equity securities of small-cap U.S. companies in the range       General investment, small-cap and mid-cap company,
of companies included in the Russell 2000 Index that the         value investing, non-diversification, and fixed income risks
Adviser believes are undervalued based on their return on
equity or capital
-----------------------------------------------------------------------------------------------------------------------------
Equity securities of emerging growth companies with the          General investment, small-cap and mid-cap company,
potential to become major enterprises or that are major          foreign securities, and growth investing risks
enterprises whose rates of earnings growth are expected to
accelerate

-----------------------------------------------------------------------------------------------------------------------------
Equity securities (common stock, preferred stock,                General investment, mid-cap company, foreign securities,
convertible securities, warrants and depositary receipts)        and growth investing risks

-----------------------------------------------------------------------------------------------------------------------------
Common stock or securities convertible into common stock         General investment, small-cap and mid-cap company,
of companies with better than average prospects for              foreign securities, fixed income, and growth investing risks long-term growth

-----------------------------------------------------------------------------------------------------------------------------
Equity securities that the Adviser believes are undervalued      General investment, small-cap and mid-cap company,
                                                                 value investing, and foreign securities risks



-----------------------------------------------------------------------------------------------------------------------------

     -------------------------                               EQ Advisors Trust

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
-----------------------------------------------------------------------------------------------
EQ ADVISORS TRUST DOMESTIC PORTFOLIOS
-----------------------------------------------------------------------------------------------
PORTFOLIO                              INVESTMENT OBJECTIVE(S)
-----------------------------------------------------------------------------------------------
EQ/PUTNAM GROWTH & INCOME VALUE        Seeks capital growth. Current income is a secondary
                                       objective

-----------------------------------------------------------------------------------------------
EQ/PUTNAM INVESTORS GROWTH             Seeks long-term growth of capital and any increased
                                       income that results from this growth


-----------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME            Seeks to provide substantial dividend income and also
                                       capital appreciation by investing primarily in
                                       dividend-paying common stocks of established companies

-----------------------------------------------------------------------------------------------
WARBURG PINCUS SMALL COMPANY VALUE     Seeks long-term capital appreciation

-----------------------------------------------------------------------------------------------

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
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                                 PRINCIPAL RISKS
-----------------------------------------------------------------------------------------------------------------------------
Common stocks (plus convertible bonds, convertible             General investment, derivatives, foreign securities, value
preferred stocks, preferred stocks and debt securities)        investing, and fixed income risks

-----------------------------------------------------------------------------------------------------------------------------
Common stocks and convertible securities of companies          General investment, growth investing, small-cap and
whose earnings are believed likely to grow faster than the     mid-cap company, derivatives, foreign securities, and fixed
economy as a whole                                             income risks

-----------------------------------------------------------------------------------------------------------------------------
Dividend-paying common stocks of established companies         General investment, value investing, foreign securities, and fixed income risks


-----------------------------------------------------------------------------------------------------------------------------
Equity securities of U.S. small-cap companies                  General investment, small-cap and mid-cap company,
                                                               portfolio turnover, foreign securities, fixed income, and
                                                               value investing risks
-----------------------------------------------------------------------------------------------------------------------------



     -------------------------                               EQ Advisors Trust

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
-----------------------------------------------------------------------------------------------
EQ ADVISORS TRUST INTERNATIONAL STOCK PORTFOLIOS
-----------------------------------------------------------------------------------------------
PORTFOLIO                                  INVESTMENT OBJECTIVE(S)
-----------------------------------------------------------------------------------------------
ALLIANCE GLOBAL                            Seeks long-term growth of capital



-----------------------------------------------------------------------------------------------
ALLIANCE INTERNATIONAL                     Seeks to achieve long-term growth of capital by investing
                                           primarily in a diversified portfolio of equity securities
                                           selected principally to permit participation in non-U.S.
                                           companies with prospects for growth

-----------------------------------------------------------------------------------------------
CAPITAL GUARDIAN INTERNATIONAL             Seeks long-term growth of capital by investing primarily in non-United States equity securities
-----------------------------------------------------------------------------------------------
MORGAN STANLEY EMERGING MARKETS EQUITY     Seeks long-term capital appreciation by investing primarily in equity securities of issuers in emerging countries

-----------------------------------------------------------------------------------------------
EQ/PUTNAM INTERNATIONAL EQUITY             Seeks capital appreciation

-----------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL STOCK          Seeks long-term growth of capital through investment
                                           primarily in common stocks of established non-U.S.
                                           companies
-----------------------------------------------------------------------------------------------

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
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                                 PRINCIPAL RISKS
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Equity securities of U.S. and established foreign companies    General investment, foreign securities, liquidity, derivatives,
(including shares of other mutual funds investing in foreign   securities lending, and fixed income risks
securities), debt securities, derivatives, and securities
lending
-----------------------------------------------------------------------------------------------------------------------------
Equity securities of non-U.S. companies (including those in    General investment, foreign securities, liquidity, growth
emerging markets securities) or foreign government             investing, leveraging, derivatives, securities lending,
enterprises (including other mutual funds investing in         portfolio turnover, and fixed income risks
foreign securities), debt securities, derivatives, and
securities lending)
-----------------------------------------------------------------------------------------------------------------------------
Non-United States equity securities primarily of companies     General investment, foreign securities, growth investing,
located in Europe, Canada, Australia, and the Far East         convertible securities, and derivatives risks
-----------------------------------------------------------------------------------------------------------------------------
Equity securities of emerging market country companies         General investment, foreign securities, convertible
                                                               securities, liquidity, derivatives, portfolio turnover,
                                                               non-diversification, and fixed income risks
-----------------------------------------------------------------------------------------------------------------------------
Equity securities of foreign companies                         General investment, foreign securities, small-cap and
                                                               mid-cap company, liquidity, portfolio turnover, and
                                                               derivatives risks
-----------------------------------------------------------------------------------------------------------------------------
Common stocks of established foreign companies                 General investment, foreign securities, liquidity, and
                                                               derivatives risks

-----------------------------------------------------------------------------------------------------------------------------



     -------------------------                               EQ Advisors Trust

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
---------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST FIXED INCOME PORTFOLIOS
---------------------------------------------------------------------------------------------------------------
PORTFOLIO                                       INVESTMENT OBJECTIVE(S)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD                             Seeks to achieve a high return by maximizing current
                                                income and, to the extent consistent with that objective,
                                                capital appreciation

---------------------------------------------------------------------------------------------------------------
ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES     Seeks to achieve high current income consistent with
                                                relative stability of principal through investment primarily in debt securities issued or guaranteed as to principal and
                                                interest by the U.S. Government or its agencies or
                                                instrumentalities


---------------------------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET                           Seeks to obtain a high level of current income, preserve its assets and maintain liquidity

---------------------------------------------------------------------------------------------------------------
ALLIANCE QUALITY BOND                           Seeks to achieve high current income consistent with
                                                preservation of capital by investing primarily in investment grade fixed income securities



---------------------------------------------------------------------------------------------------------------

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
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                                 PRINCIPAL RISKS
--------------------------------------------------------------------------------------------------------------------------
High yield debt securities rated BB/Ba or below or unrated     General investment, fixed income, leveraging, loan
securities of comparable quality ("junk bonds"), common        participation and assignment, derivatives, liquidity, junk
stocks and other equity securities, foreign securities,        bond, foreign securities, small-cap and mid-cap company,
derivatives, and securities lending                            and securities lending risks
--------------------------------------------------------------------------------------------------------------------------
Securities issued or guaranteed by the U.S. Government,        General investment, fixed income, leveraging, derivatives,
including repurchase agreements and forward                    and securities lending risks
commitments related to U.S. Government securities, debt
securities of non-governmental issuers that own
mortgages, short sales, the purchase or sale of securities
on a when-issued or delayed delivery basis, derivatives,
and securities lending
--------------------------------------------------------------------------------------------------------------------------
High quality U.S. dollar-denominated money market              General investment, money market, leveraging, foreign
instruments (including foreign securities) and securities      securities, and securities lending risks
lending
--------------------------------------------------------------------------------------------------------------------------
Investment-grade debt securities rated at least BBB/Baa or     General investment, fixed income, convertible securities,
unrated securities of comparable quality at the time of        leveraging, derivatives, securities lending, and foreign
purchase, convertible debt securities, preferred stock,        securities risks
dividend-paying common stocks, foreign securities, the
purchase or sale of securities on a when-issued,
delayed-delivery or forward commitment basis, derivatives,
and securities lending
--------------------------------------------------------------------------------------------------------------------------




     -------------------------                               EQ Advisors Trust

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--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST BALANCED/HYBRID PORTFOLIOS
-------------------------------------------------------------------------------------------------
PORTFOLIO                           INVESTMENT OBJECTIVE(S)
-------------------------------------------------------------------------------------------------
EQ/BALANCED                         Seeks to achieve a high return through both appreciation
                                    of capital and current income

-------------------------------------------------------------------------------------------------
ALLIANCE CONSERVATIVE INVESTORS     Seeks to achieve a high total return without, in the opinion of the Adviser, undue risk to principal


-------------------------------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS           Seeks to achieve the highest total return consistent with
                                    the Adviser's determination of reasonable risk



-------------------------------------------------------------------------------------------------
EQ/EVERGREEN FOUNDATION             Seeks to provide, in order of priority, reasonable income, conservation of capital and capital appreciation


-------------------------------------------------------------------------------------------------
MERCURY WORLD STRATEGY              Seeks high total investment return by investing primarily in a portfolio of equity and fixed income securities, including convertible securities, of U.S. and foreign issuers
-------------------------------------------------------------------------------------------------
EQ/PUTNAM BALANCED                  Seeks to provide a balanced investment composed of a
                                    well-diversified portfolio of stocks and bonds that will
                                    produce both capital growth and current income
-------------------------------------------------------------------------------------------------

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
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                                   PRINCIPAL RISKS
--------------------------------------------------------------------------------------------------------------------------
Debt and equity securities, money market instruments,            General investment, asset allocation, fixed income,
foreign securities, derivatives, and securities lending          derivatives, leveraging, liquidity, securities lending,
                                                                 portfolio turnover, and foreign securities risks
--------------------------------------------------------------------------------------------------------------------------
Investment grade debt securities and equity securities of        General investment, asset allocation, fixed income,
U.S. and foreign issuers, derivatives, and securities lending    derivatives, convertible securities, liquidity, leveraging, securities lending, portfolio turnover, and foreign securities risks
--------------------------------------------------------------------------------------------------------------------------
Equity securities (including foreign stocks, preferred stocks,   General investment, asset allocation, fixed income,
convertible securities, securities of small and medium-sized     leveraging, derivatives, liquidity, convertible securities,
companies) and debt securities (including foreign debt           small-cap and mid-cap company, securities lending, junk
securities and junk bonds), derivatives, and securities          bond, portfolio turnover, and foreign securities risks
lending
--------------------------------------------------------------------------------------------------------------------------
Common stocks, preferred stocks, securities convertible          General investment, convertible securities, portfolio
into or exchangeable for common stocks, corporate debt           turnover, and fixed income risks
obligations, U.S. Government securities and short-term
debt instruments
--------------------------------------------------------------------------------------------------------------------------
Equity and fixed income securities of U.S. and foreign           General investment, foreign securities, fixed income,
companies                                                        derivatives, non-diversification, liquidity, and portfolio turnover risks
--------------------------------------------------------------------------------------------------------------------------
Well-diversified portfolio of stocks and bonds, and              General investment, fixed income, derivatives, portfolio
negotiable instruments                                           turnover and foreign securities risks




     -------------------------                               EQ Advisors Trust

2
About the investment portfolios



----------------
      16
--------------------------------------------------------------------------------

 This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of each of the Portfolios. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

 Please note that:

 o A fuller description of each of the principal risks is included in the section "More Information on Principal Risks," which follows the description of each Portfolio in this section of the Prospectus.

 o Additional information concerning each Portfolio's strategies, investments, and risks can also be found in the Trust's Statement of Additional Information.

 GENERAL INVESTMENT RISKS

 Each of the Portfolios is subject to the following risks:

 ASSET CLASS RISK: The returns from the types of securities in which a Portfolio invests may underperform returns from the various general securities markets or different asset classes.

 MARKET RISK: You could lose money over short periods due to fluctuation in a Portfolio's share price in reaction to stock or bond market movements, and over longer periods during extended market downturns.

 SECURITY SELECTION RISK: There is the possibility that the specific securities selected by a Portfolio's Adviser will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class.

 The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.

 THE BENCHMARKS

 The performance of each of the Trust's Portfolios as shown on the following pages compares each Portfolio's performance to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolios' annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not representative of the actual return you would receive under your Contract.

 Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

 THE CREDIT SUISSE FIRST BOSTON GLOBAL HIGH YIELD INDEX ("CSFB Index") has been maintained since January 1986 and has several modules representing different sectors of the high yield market, including a cash paying module, a pay-in-kind module, and a default module. The CSFB Index is priced weekly and can be sorted by industry, rating, seniority, liquidity, country of issue, price, yield and spread.

 THE LEHMAN AGGREGATE BOND INDEX ("Lehman Aggregate Bond") is an index comprised of investment grade fixed income securities, including U.S. Treasury, mortgage-backed, corporate and "Yankee" bonds (U.S.
 dollar-denominated bonds issued outside the United States).

----------
  17
--------------------------------------------------------------------------------

 THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX ("Lehman Gov't/Corp") represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

 THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX ("Lehman Intermediate Government Bonds") represents an unmanaged group of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

 THE LEHMAN TREASURY BOND INDEX ("Lehman Treasury") represents an unmanaged group of securities consisting of all currently offered public obligations of the U.S. Treasury intended for distribution in the domestic market.

 THE MERRILL LYNCH HIGH YIELD MASTER INDEX ("ML Master") represents an unmanaged group of securities widely regarded by investors as representative of the high yield bond market.

 THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australasia and the Far East. MSCI EAFE Index returns assume dividends reinvested net of withholding taxes and do not reflect any fees or expenses.

 THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX ("MSCI EMF") is a market capitalization weighted equity index composed of companies that are representative of the market structure of the following 25 countries:
 Argentina, Brazil Free, Chile, China Free, Colombia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Russia, South Africa, Sri Lanka, Taiwan, Thailand Free, Turkey and Venezuela. "Free" MSCI indices excludes those shares not purchasable by foreign investors.

 THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX ("MSCI World") is an arithmetic, market value-weighted average of the performance of over 1,300 securities listed on the stock exchanges of twenty foreign countries and the United States.

 THE RUSSELL 2000 INDEX ("Russell 2000") is an unmanaged index which tracks the performance of 2,000 publicly-traded U.S. stocks. It is often used to indicate the performance of smaller company stocks. It is compiled by the Frank Russell Company.

 THE RUSSELL 2000 GROWTH INDEX ("Russell 2000 Growth") is an unmanaged index which measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth than other companies in the Russell 2000 Index. It is compiled by the Frank Russell Company.

 THE RUSSELL 2000 VALUE INDEX ("Russell 2000 Value") is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It is compiled by the Frank Russell Company.

 SB WORLD (Salomon Brothers Non-U.S.-Dollar World Government Bond Index). This index measures total-return performance of government bonds with a maturity of one year or more in 12 countries other than the United States. The index weights bonds based on market capitalization, so that large debt-issuing countries such as Japan and Germany have larger representations than do smaller issuing countries.

 THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500") is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.


     ----------------------------------------------------    EQ Advisors Trust

----------
   18
--------------------------------------------------------------------------------

THE STANDARD & POOR'S MIDCAP 400 INDEX ("S&P 400 MidCap") is an unmanaged weighted index of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity, and industry group representation. The S&P 400 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.

THE VALUE LINE CONVERTIBLE INDEX ("Value Line Convertible") is comprised of 585 of the most actively traded convertible bonds and preferred stocks on an unweighted basis.

THE LIPPER AVERAGES are contained in Lipper's survey of the performance of funds underlying a large universe of variable life and annuity contracts, where performance averages are based on net asset values which reflect the deduction of investment management fees and direct operating expenses, and, for funds with Rule 12b-1 plans, asset-based sales charges. This survey is published by Lipper Analytical Services, Inc., a firm recognized for its reporting of performance of actively managed funds. Performance data shown for the portfolios does not reflect the deduction of any insurance-related expenses (which are assessed at the contract-level).

"Blended" performance numbers (e.g., 50% S&P 400/50% Russell 2000 or 60% S&P 500/40% Lehman Gov't/Corp) assume a static mix of the two indices. We believe that these indices reflect more closely the market sectors in which certain Portfolios invest.

50% S&P 400 MIDCAP INDEX/50% RUSSELL 2000 INDEX is made up of 50% of the S&P 400 Index, which is an unmanaged weighted index of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity and industry group representation; and 50% of the Russell 2000 Index, which is an unmanaged index which tracks the performance of 2,000 publicly-traded U.S. stocks.

50% (OR 60%) S&P 500 INDEX/50% (OR 40%) LEHMAN GOV'T/CORP. INDEX is made up of 50% (or 60%) of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 50% (or 40%) of the Lehman Government/Corporate Index, which represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

60% S&P 500 INDEX/40% LEHMAN AGGREGATE BOND INDEX is made up of 60% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 40% of the Lehman Aggregate Bond Index, which is an index comprised of investment grade fixed income securities, including U.S. Treasury, mortgage-backed, corporate and "Yankee" bonds (U.S. dollar-denominated bonds issued outside the United States).

75% S&P 500 INDEX/25% VALUE LINE CONVERTIBLE INDEX is made up of 75% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 25% of the Value Line Convertible Index, which is comprised of 585 of the most actively traded convertible bonds and preferred stocks on an unweighted basis.

70% S&P 500 INDEX/30% LEHMAN GOV'T/CORP. INDEX is made up of 70% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock

----------
  19
--------------------------------------------------------------------------------

 market, and 30% of the Lehman Government/Corporate Index, which represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

 70% LEHMAN TREASURY/30% S&P 500 INDEX is made up of 70% of the Lehman Treasury Bond Index, which represents an unmanaged group of securities consisting of all currently offered public obligations of the U.S. Treasury intended for distribution in the domestic market, and 30% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market.

 MERCURY WORLD STRATEGY COMPOSITE MARKET BENCHMARK is made up of 36% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market; 24% of the MSCI EAFE Index, which is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australasia and the Far East; 21% of the Salomon Brothers U.S. Treasury Bond 1 year; and 14% Salomon Brothers World Government ex U.S., and 5% U.S. Treasury Bill.

 NASDAQ COMPOSITE INDEX - The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means that each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index.


     ----------------------------------------------------    EQ Advisors Trust

DOMESTIC PORTFOLIOS



----------
   20
--------------------------------------------------------------------------------

 EQ/AGGRESSIVE STOCK PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in common stocks and other equity securities of small and medium-sized companies that, in the opinion of the Adviser, have favorable appreciation prospects. The Portfolio may also invest in securities of companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand), companies stocks whose growth prospects are not recognized by the market and less widely known companies.

 The Portfolio may also invest up to 25% of its total assets in foreign securities and may also make use of various other investment strategies, (e.g., investments in debt securities, making secured loans of its portfolio securities). The Portfolio may also use derivatives, including: writing covered call options and purchasing call and put options on individual equity securities, securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.

 When market or financial conditions warrant, or it appears that the Portfolio's investment objective will not be achieved primarily through investments in common stocks, the Portfolio may invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and options for hedging purposes. The Portfolio may also make temporary investments in corporate fixed income securities, which will generally be investment grade, or invest part of its assets in cash or cash equivalents, including high-quality money market instruments for liquidity or defensive purposes. Such investments could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 MULTIPLE-ADVISER RISK: The EQ/Aggressive Stock Portfolio employs multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of common stocks for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio's assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other Advisers, the same security may be held in two different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity markets is appropriate for their portions of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio.

 GROWTH INVESTING RISK: Certain of the Advisers for this Portfolio may use a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because:

----------
  21
--------------------------------------------------------------------------------

 the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of two broad-based indices; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Aggressive Stock Portfolio) managed by Alliance using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Aggressive Stock Portfolio) whose inception date is January 27, 1986. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


     ----------------------------------------------------    EQ Advisors Trust

----------
   22
--------------------------------------------------------------------------------


--------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------

                          1990             8.2 %
                          1991            86.9 %
                          1992            -3.2 %
                          1993            16.8 %
                          1994             3.8 %
                          1995            31.4 %
                          1996            22.2 %
                          1997            10.9 %
                          1998             0.3 %
                          1999            18.84%



 Best quarter (% and time period)    Worst quarter (% and time period)
 40.10% (1991 1st Quarter)           (27.19)% (1998 3rd Quarter)
--------------------------------------------------------------------------


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                 ONE YEAR     FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------
 EQ/Aggressive Stock Portfolio
   - Class IA Shares              18.84%       16.29%         16.68%
--------------------------------------------------------------------------
 50% S&P 400 MidCap
   Index/50% Russell 2000*,**     18.09%       19.92%         15.41%
--------------------------------------------------------------------------
 S&P 400 MidCap Index*            14.72%       23.05%         17.32%
--------------------------------------------------------------------------
 Lipper MidCap Growth Funds
   Average*                       46.25%       22.54%         16.19%
--------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."
** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

 WHO MANAGES THE PORTFOLIO

 In accordance with the Multi-Manager Order, the Manager may, among other things, select new or additional Advisers for the Portfolio and may allocate and re-allocate the Portfolio's assets among Advisers. Currently, Alliance Capital Management, L.P. and Massachusetts Financial Services Company have been selected by the Manager to serve as Advisers for this Portfolio. It is anticipated that additional Advisers may be added in the future.

 The Manager initially allocated the assets of the Portfolio and will allocate all daily cash inflows (share purchases) and outflows (redemptions and expense items) among the Advisers, subject to the oversight of the Board. The Manager intends, on a periodic basis, to review the asset allocation in the Portfolio. The Manager does not intend, but reserves the right, subject to the oversight of the Board, to reallocate assets from one Adviser to another when it would be in the best interest of the Portfolio and its shareholders to do so. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to other Adviser(s).

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance was the exclusive Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

    ALDEN M. STEWART and RANDALL E. HAASE have been the persons principally responsible for the day-to-day management of the Portfolio and its predecessor since 1993. Mr. Stewart, an Executive Vice President of Alliance, has been associated with Alliance since 1970. Mr. Haase, a Senior Vice President of Alliance, has been associated with Alliance since 1988.

 MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS was added as an Adviser to the Portfolio as of May 1, 2000. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

    The Portfolio Managers are TONI Y. SHIMURA, a Senior Vice President of MFS, who has been employed by MFS as a portfolio manager since 1995; and JOHN W. BALLEN, Chief Investment Officer and President of MFS, who provides general oversight in the management of the Portfolio.

----------
  23
--------------------------------------------------------------------------------

 ALLIANCE COMMON STOCK PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital and increase income.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in common stocks and other equity-type securities (such as preferred stocks or convertible debt) that the Adviser believes will share in the growth of the nation's economy over a long period.

 Most of the time, the Portfolio will invest primarily in common stocks that are listed on national securities exchanges. Smaller amounts will be invested in stocks that are traded over-the-counter and in other equity-type securities. Current income is an incidental consideration. The Portfolio generally will not invest more than 20% of its total assets in foreign securities.

 The Portfolio may also make use of various other investment strategies, including making secured loans of up to 50% of its total assets. The Portfolio may also use derivatives, including: writing covered call and put options, buying call and put options on individual common stocks and other equity-type securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.

 When market or financial conditions warrant or it appears that the Portfolio's investment objective will not be achieved by purchasing equity securities, the Portfolio may invest a portion of its assets in debt securities, including nonparticipating and nonconvertible preferred stocks, investment grade debt securities and junk bonds, e.g., rated BB or lower by Standard & Poor's ("S&P") or Ba or lower by Moody's Investor Service, Inc. ("Moody's"). The Portfolio also may make temporary investments in high-quality U.S. dollar-denominated money market instruments. Such investment strategies could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.


     ----------------------------------------------------    EQ Advisors Trust

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   24
--------------------------------------------------------------------------------

 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

 JUNK BOND RISK: The Portfolio may invest a portion of its assets in "junk bonds" or lower-rated securities rated BB or lower by S&P or an equivalent rating by any other nationally recognized statistical rating organization ("NRSRO") or unrated securities of similar quality. Junk bonds have speculative elements or are predominantly speculative credit risks, therefore, credit risk is particularly significant for this Portfolio. This Portfolio may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

 SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Common Stock Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Common Stock Portfolio) whose inception date is June 16, 1975. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these

----------
  25
--------------------------------------------------------------------------------

 purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------

                        1990                 -8.1 %
                        1991                 37.9 %
                        1992                  3.2 %
                        1993                 24.8 %
                        1994                 -2.1 %
                        1995                 32.5 %
                        1996                 24.3 %
                        1997                 29.4 %
                        1998                 29.4 %
                        1999                 25.19%



 Best quarter (% and time period)    Worst quarter (% and time period)
 28.42% (1998 4th Quarter)           (20.22)% (1990 3rd Quarter)
--------------------------------------------------------------------------


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                   ONE YEAR    FIVE YEARS      TEN YEARS
--------------------------------------------------------------------------
 Alliance Common Stock Portfolio
    - Class IA Shares               25.19%       28.11%         18.61%
--------------------------------------------------------------------------
 S&P 500 Index*                     21.03%       28.56%         18.21%
--------------------------------------------------------------------------
 Lipper Growth Equity Mutual
    Funds Average*                  31.48%       26.45%         17.79%
--------------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 TYLER J. SMITH has been responsible for the day-to-day management of the Portfolio and its predecessor since 1977. Mr. Smith, a Senior Vice President of Alliance, has been associated with Alliance since 1970.


     ----------------------------------------------------    EQ Advisors Trust

----------
   26
--------------------------------------------------------------------------------

 ALLIANCE EQUITY INDEX PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

 THE INVESTMENT STRATEGY

 The Adviser will not utilize customary economic, financial or market analyses or other traditional investment techniques in managing the Portfolio. Rather, the Adviser will use proprietary modeling techniques to construct a portfolio that it believes will, in the aggregate, approximate the performance results of the S&P 500 Index.

 The Adviser will first select from the largest capitalization securities in the S&P 500 on a capitalization-weighted basis. Generally, the largest capitalization securities reasonably track the S&P 500 because the S&P 500 is significantly influenced by a small number of securities. However, in the Adviser's view, selecting securities on the basis of their capitalization alone would distort the Portfolio's industry diversification, and therefore economic events could potentially have a dramatically different impact on the performance of the Portfolio from that of the S&P 500. Recognizing this fact, the modeling techniques also consider industry diversification when selecting investments for the Portfolio. The Adviser also seeks to diversify the Portfolio's assets with respect to market capitalization. As a result, the Portfolio will include securities of smaller and medium-sized capitalization companies in the S&P 500.

 Cash may be accumulated in the Portfolio until it reaches approximately 1% of the value of the Portfolio at which time such cash will be invested in common stocks as described above. Accumulation of cash increases tracking error. The Portfolio will, however, remain substantially fully invested in common stocks even when common stock prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

   For more information on the S&P 500, see the preceding section "The Benchmarks." The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P") and S&P makes no guarantee as to the accuracy and/or completeness of the S&P 500 or any data included therein.

 In order to reduce brokerage costs, maintain liquidity to meet shareholder redemptions or minimize tracking error when the Portfolio holds cash, the Portfolio may from time to time buy and hold futures contracts on the S&P 500 Index and options on such futures contracts. The contract value of futures contracts purchased by the Portfolio plus the contract value of futures contracts underlying call options purchased by the Portfolio will not exceed 20% of the Portfolio's total assets. The Portfolio may seek to increase income by lending its portfolio securities with a value of up to 50% of its total assets to brokers-dealers.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 INDEX-FUND RISK: The Portfolio is not actively managed and invests in securities included in the index regardless of their investment merit. Therefore, the Portfolio cannot modify its investment strategies to respond to changes in the economy and may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the index. Although the Portfolio's modeling techniques are intended to produce performance that approximates that of the S&P 500 (before expenses), there can be no assurance that these techniques will reduce "tracking error" (i.e., the difference between the Portfolio's investment results (before expenses) and the S&P 500's). Tracking error may arise as a result of brokerage costs, fees

----------
  27
--------------------------------------------------------------------------------

 and operating expenses and a lack of correlation between the Portfolio's investments and the S&P 500.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last five calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Equity Index Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Equity Index Portfolio) whose inception date is March 1, 1994. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------

                         1995                36.5 %
                         1996                22.4 %
                         1997                32.6 %
                         1998                28.1 %
                         1999                20.38%



 Best quarter (% and time period)    Worst quarter (% and time period)
 21.13% (1998 4th Quarter)           (9.97)% (1998 3rd Quarter)
--------------------------------------------------------------------------


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                                                SINCE
                                   ONE YEAR    FIVE YEARS     INCEPTION
--------------------------------------------------------------------------
 Alliance Equity Index Portfolio
   -  Class IA Shares               20.38%       27.84%         23.63%
--------------------------------------------------------------------------
 S&P 500 Index*                     21.03%       28.56%         24.14%
--------------------------------------------------------------------------
 Lipper S&P 500 Index Funds
    Average*                        20.48%       28.07%         25.07%
--------------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly


     ----------------------------------------------------    EQ Advisors Trust

----------
   28
--------------------------------------------------------------------------------

 traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 JUDITH A. DEVIVO has been responsible for the day-to-day management of the Portfolio and its predecessor since its inception. Ms. DeVivo, a Vice President of Alliance, has been associated with Alliance since 1970.

----------
  29
--------------------------------------------------------------------------------

 ALLIANCE GROWTH AND INCOME PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to provide a high total return through a combination of current income and capital appreciation by investing primarily in income-producing common stocks and securities convertible into common stocks.

 THE INVESTMENT STRATEGY

 The Portfolio seeks to maintain a portfolio yield above that of issuers comprising the S&P 500 and to achieve (in the long run) a rate of growth in Portfolio income that exceeds the rate of inflation. The Portfolio will generally invest in common stocks of "blue chip" issuers, i.e., those:

 o  that have a total market capitalization of at least $1 billion;

 o  that pay periodic dividends; and

 o whose common stock is in the highest four issuer ratings for S&P (i.e., A+, A, B or B+) or Moody's (i.e., high grade, investment grade, upper medium grade or medium grade) or, if unrated, is determined to be of comparable quality by the Adviser.

 It is expected that on average the dividend rate of these issuers will exceed the average rate of issuers constituting the S&P 500.

 The Portfolio may also invest without limit in securities convertible into common stocks, which include convertible bonds, convertible preferred stocks and convertible warrants. The Portfolio may also invest up to 30% of its total assets in high yield, high risk convertible securities rated at the time of purchase below investment grade (i.e., rated BB or lower by S&P or Ba or lower by Moody's or determined by the Adviser to be of comparable quality).

 The Portfolio does not expect to invest more than 25% of its total assets in foreign securities, although it may do so without limit. It may enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on currencies for hedging purposes.

 The Portfolio may also write covered call and put options on securities and securities indexes for hedging purposes or to enhance its return and may purchase call and put options on securities and securities indexes for hedging purposes. The Portfolio may also purchase and sell securities index futures contracts and may write and purchase options thereon for hedging purposes.

 When market or financial conditions warrant, the Portfolio may invest in certain money market instruments for temporary or defensive purposes. Such investment strategies could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income


     ----------------------------------------------------    EQ Advisors Trust

----------
   30
--------------------------------------------------------------------------------

 securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

 JUNK BOND RISK: The Portfolio may invest a portion of its assets in "junk bonds" or lower-rated securities rated BB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality. Therefore, credit risk is particularly significant for this Portfolio. Junk bonds have speculative elements or are predominantly speculative credit risks. This Portfolio may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

 FOREIGN SECURITIES RISK: To the extent the Portfolio invests in foreign securities, it is subject to risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of equity and fixed income securities; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Growth and Income Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance and Growth Income Portfolio) whose inception date is October 1, 1993. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not

----------
  31
--------------------------------------------------------------------------------

 reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------

                         1994                 -0.6 %
                         1995                 24.1 %
                         1996                 20.1 %
                         1997                 26.9 %
                         1998                 20.9 %
                         1999                 18.66%



 Best quarter (% and time period)    Worst quarter (% and time period)
 26.28% (1998 4th Quarter)           (15.03)% (1998 3rd Quarter)
--------------------------------------------------------------------------


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                                                SINCE
                                   ONE YEAR    FIVE YEARS     INCEPTION
--------------------------------------------------------------------------
--------------------------------------------------------------------------
 Alliance Growth and Income
    Portfolio - Class IA Shares     18.66%       22.08%         17.15%
--------------------------------------------------------------------------
 S&P 500 Index*                     21.03%       28.56%         23.43%
--------------------------------------------------------------------------
 75% S&P 500 Index/25%
    Value Line Convertible*, **     20.71%       25.01%         18.77%
--------------------------------------------------------------------------
 Lipper Growth and Income Funds
    Average*                        14.51%       21.78%         17.57%
--------------------------------------------------------------------------

 * For more information on this index, see the preceding section "The
   Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 PAUL RISSMAN and W. THEODORE KUCK have been the persons responsible for the day-to-day management of the Portfolio, Mr. Rissman since 1996 and Mr. Kuck since the Portfolio and its predecessor's inception. Mr. Rissman, a Senior Vice President of Alliance, has been associated with Alliance since 1989. Mr. Kuck, a Vice President of Alliance, has been associated with Alliance since 1971.


     ----------------------------------------------------    EQ Advisors Trust

----------
   32
--------------------------------------------------------------------------------

 EQ/ALLIANCE PREMIER GROWTH
 PORTFOLIO

 INVESTMENT OBJECTIVE: To achieve long-term growth of capital by primarily investing in equity securities of a limited number of large, carefully selected, high-quality United States companies that are judged, by the Adviser, likely to achieve superior earnings growth.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily (at least 85% of its total assets) in equity securities of United States companies. The Portfolio is diversified for purposes of the 1940 Act, however it is still highly concentrated. The Portfolio focuses on a relatively small number of intensively researched companies. The Adviser selects the Portfolio's investments from a research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying securities of companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations.

 Normally, the Portfolio invests in about 40-50 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. In managing the Portfolio, the Adviser seeks to capitalize on apparently unwarranted price fluctuations both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its holdings. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its holdings. Through this approach, the Adviser seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

 The Adviser expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500.

 The Portfolio may invest up to 20% of its net assets in convertible securities and 15% of its total assets in securities of foreign issuers.

 The Portfolio may write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 FOCUSED PORTFOLIO RISK: The Portfolio invests in the securities of a limited number of companies. Consequently, the Portfolio may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio's net asset value.

 GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

 CONVERTIBLE SECURITIES RISK: Convertible securities enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in

----------
  33
--------------------------------------------------------------------------------

 relation to changes in interest rates and changes in the value of the underlying common stock.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 PORTFOLIO PERFORMANCE

 The inception date for this Portfolio is April 30, 1999. Therefore, no prior performance is available.

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT L.P.: ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance's sole general partner is Alliance Capital Management Corporation, which is an indirect wholly-owned subsidiary of Equitable, one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated. Therefore, the Manager and Alliance are affiliates of each other. Alliance, a Delaware limited partnership, is a leading international investment manager.

 ALFRED HARRISON is the Portfolio Manager and has been responsible for the day-to-day management of the Portfolio since its inception. Mr. Harrison is Vice Chairman of Alliance Capital Management Corporation and has been with Alliance since 1978.


     ----------------------------------------------------    EQ Advisors Trust

----------
   34
--------------------------------------------------------------------------------

 ALLIANCE SMALL CAP GROWTH PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in U.S. common stocks and other equity-type securities issued by smaller companies with favorable growth prospects. The Portfolio may at times invest in companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand) and less widely known companies.

 Under normal market conditions, the Portfolio intends to invest at least 65% of its total assets in securities of small capitalization companies (currently considered by the Adviser to mean companies with market capitalization at or below $3 billion).

 The Portfolio may invest in foreign securities and may also make use of various other investment strategies, including making secured loans of up to 50% of its total portfolio securities. The Portfolio may also use derivatives including: writing covered call options and purchasing call and put options on individual equity securities, securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.

 The Portfolio may invest up to 20% of its net asset value, measured at the time of investment, in securities principally traded on foreign securities markets (other than commercial paper).

 When market or financial conditions warrant, the Portfolio may invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and investment grade corporate fixed income securities. For temporary or defensive purposes, the Portfolio may invest without limitation in cash or cash equivalents or high-quality money market instruments. Such investments could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the

----------
  35
--------------------------------------------------------------------------------

 risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.

 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for 1998 and 1999, the Portfolio's first two years of existence and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for one year and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Small Cap Growth Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Small Cap Growth Portfolio) whose inception date is May 1, 1997. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------

                          1998                 -4.4 %
                          1999                 27.91%



 Best quarter (% and time period)    Worst quarter (% and time period)
 28.30% (1999 4th Quarter)           (28.07)% (1998 3rd Quarter)
--------------------------------------------------------------------------

     ----------------------------------------------------    EQ Advisors Trust

----------
   36
--------------------------------------------------------------------------------


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                                         SINCE
                                          ONE YEAR     INCEPTION
--------------------------------------------------------------------------
 Alliance Small Cap Growth Portfolio
  - Class IA Shares                        27.75%       17.83%
--------------------------------------------------------------------------
 Russell 2000 Growth Index*                43.09%       25.88%
--------------------------------------------------------------------------
 Lipper Small Company Growth Funds
 Average*                                  38.28%       19.36%
--------------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 BRUCE ARONOW has been responsible for the day-to-day management of the Portfolio since February 2000. Mr. Aronow is a Vice President of Alliance and has been associated with Alliance since May 1999. Prior thereto, he had been associated with Invesco since May 1998, and before that a Vice President of Chancellor LGT Asset Management since 1996 and a Vice President of Chancellor Capital Management since before 1995.

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  37
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 EQ/ALLIANCE TECHNOLOGY PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital. Current income is incidental to the Portfolio's objective.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in equity securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Portfolio normally will have at least 80% of its assets invested in the securities of these companies. The Portfolio invests for capital growth. Within this framework, the Portfolio may invest in any company and industry and in any type of security having the potential for capital appreciation, including well-known, established companies or new or unseasoned companies.

 Although current income is only an incidental consideration, the Portfolio may seek income by writing listed call options. The Portfolio normally will have substantially all its assets invested in equity securities, but it may also invest in debt securities that offer an opportunity for price appreciation. The Portfolio may invest in both listed and unlisted U.S. securities and may invest up to 10% of its total assets in foreign securities, including depositary receipts.

 The Portfolio also may:

 o write covered call options on its portfolio securities of up to 15% of its total assets and may purchase exchanged-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

 o  invest up to 10% of its total assets in warrants; and

 o  make loans of its portfolio securities of up to 33.3% of its total assets.

 When market or financial conditions warrant, the Portfolio may invest for temporary or defensive purposes, without limit, in preferred stocks or in investment grade corporate fixed income securities, U.S. Government securities, high quality money market instruments, including, prime commercial paper and other types of short-term fixed income securities. These temporary investments may also include short-term foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. Such investments could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 SECTOR RISK: As noted above, the Portfolio invests primarily in companies in the technology sector. Therefore, market or economic factors affecting those types of companies could have a major effect on the value of a Fund's investments and, therefore, its net asset value. Many technology stocks, especially those of smaller, less seasoned companies, tend to be more volatile than the overall market.

 GROWTH INVESTING RISK: This Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in new or unseasoned small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the



     ----------------------------------------------------    EQ Advisors Trust


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 products or technologies of such companies may be at a relatively early stage of development or not fully tested.

 DERIVATIVES RISK: The Portfolio's investments in derivatives (such as its use of call and put options) can significantly increase the Portfolio's exposure to market risk or the credit risk of a counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISKS: To the extent that the Portfolio invests in foreign securities, including depositary receipts its investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 FIXED INCOME SECURITIES RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in securities which are rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

 SECURITIES LENDING RISK: The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 PORTFOLIO PERFORMANCE

 The inception date for this Portfolio is May 1, 2000. Therefore, no prior performance information is available.

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio since the Portfolio commenced its operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 PETER ANASTOS and GERALD MALONE are principally responsible for the day-to-day management of the Portfolio. Mr. Anastos, Senior Vice President of Alliance, has been associated with Alliance since 1992. Mr. Malone, a Senior Vice President of Alliance, has been associated with Alliance since 1992.

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  39
--------------------------------------------------------------------------------

 CALVERT SOCIALLY RESPONSIBLE
 PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks long-term capital appreciation

 THE INVESTMENT STRATEGY

 The portfolio invests primarily in common stocks of medium to large U.S. companies that meet both investment and social criteria. Brown Capital (and Calvert) use a tandem investment process to select potential investments for the Portfolio. Brown Capital creates a universe of potential investments from which it and Calvert will ultimately select portfolio securities. Once Brown Capital identifies a potential investment, Calvert promptly socially screens each potential investment to assure that it meets Calvert's social criteria. During that process, Brown Capital continues to evaluate each potential investment based on whether that investment will satisfy Brown Capital's investment criteria. The criteria of both Brown Capital and Calvert must be satisfied before a security will be purchased for the Portfolio.

   For purposes of this Portfolio, companies having market capitalizations greater than $1 billion are considered medium to large companies.

 INVESTMENT CRITERIA: Brown Capital's investment process balances the growth potential of investments with the price or value of the investment in order to identify stocks that offer above average growth potential at reasonable prices. Brown Capital evaluates each stock in terms of its growth potential, the return on risk-free investments, and the specific risk features of the company to determine the reasonable price for the stock.

 The Portfolio may invest up to 15% of its net assets in illiquid securities, which are securities that cannot be readily sold because there is no active market for them.

 The Portfolio may invest in derivative instruments, such as foreign currency contracts (up to 5% of its total assets), options on securities and indices (up to 5% of its total assets), and futures contracts (up to 5% of its net assets).

 When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

 SOCIAL CRITERIA: Calvert analyzes investments from a social activist perspective. Calvert's philosophy is that long-term rewards to investors will come from those organizations whose products, services and methods enhance the human condition and the traditional American values of individual initiative, equity of opportunity and cooperative effort. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert.

 The Portfolio seeks to invest in companies that:

 o deliver safe products and services in ways that sustain our natural environment. For example, the Portfolio looks for companies that produce energy from renewable resources, while avoiding consistent polluters;

 o manage with participation throughout the organization in defining and achieving objectives. For example, the Portfolio looks for companies that offer employee stock ownership or profit-sharing plans;

 o negotiate fairly with their workers, provide an environment supportive of their wellness, do not discriminate on the basis of race, gender, religion, age, disability, ethnic origin, or sexual orientation, do not consistently violate regulations of the U.S. Equal Employment Opportunity Commission, and provide opportunities for women, disadvantaged minorities, and others for whom equal opportunities have often been denied. For example, the Portfolio considers both unionized and non-union firms with good labor relations; and

 o foster awareness of a commitment to human goals, such as creativity, productivity, self-respect and responsibility, within the organization and the world, and continually recreates a context within which these goals can be realized. For example, the Portfolio looks for companies with an above average commitment to community affairs and charitable giving.


     ----------------------------------------------------    EQ Advisors Trust


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DOMESTIC PORTFOLIOS (CONTINUED)


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   40
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 The Portfolio will not invest in companies that Calvert determines to be significantly engaged in:
 o  production of or the manufacture of equipment to produce nuclear energy;
 o  business activities in support of repressive regimes;
 o  manufacture of weapon systems;
 o  manufacture of alcoholic beverages or tobacco products;
 o  operation of gambling casinos; or
 o a pattern and practice of violating the rights of indigenous people. We urge companies to end negative stereotypes of Native Americans and other indigenous peoples. For example, the Portfolio objects to the unauthorized use of names and images that portray Native Americans in a negative light, and supports the promotion of positive portrayals of all individuals and ethnic groups.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

 MID-CAP COMPANY RISK: The Portfolio's investments in mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 PORTFOLIO PERFORMANCE

 The inception date for this Portfolio is August 30, 1999. Therefore, no prior performance information is available.

 WHO MANAGES THE PORTFOLIO

 CALVERT ASSET MANAGEMENT COMPANY, INC. ("Calvert"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, a subsidiary of Calvert Group Ltd., which is a subsidiary of Ameritas Acacia Mutual Holding Company. Calvert has been the Adviser to the Portfolio since it commenced operations. It has been managing mutual funds since 1976. Calvert is the investment adviser for over 25 mutual fund portfolios, including the first and largest family of socially screened funds. Calvert provides the social investment research and screening of the Portfolio's investments. As of December 31, 1999, Calvert had $6.5 billion in assets under management.

 BROWN CAPITAL MANAGEMENT, INC. ("Brown Capital"), 1201 North Calvert Street, Baltimore, Maryland 21201. Brown Capital initially identifies potential investments for the Portfolio, which are then promptly screened by Calvert using the Portfolio's social criteria.

 EDDIE C. BROWN, founder and President of Brown Capital, heads the management team for the Portfolio. He has over 24 years of investment management experience, and has held positions with T. Rowe Price Associates, Inc. and Irwing Management Company. Mr. Brown is a frequent panelist on "Wall Street Week with Louis Rukeyser" and is a member of the Wall Street Week Hall of Fame.

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  41
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 CAPITAL GUARDIAN RESEARCH PORTFOLIO

 INVESTMENT OBJECTIVE: To achieve long-term growth  of capital.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in equity securities of United States issuers and securities whose principal markets are in the United States, including American Depositary Receipts and other United States registered foreign securities. The Portfolio invests primarily in common stocks (or securities convertible or exchangeable into common stocks) of companies with market capitalization greater than $1 billion at the time of purchase.

 The Portfolio may invest up to 15% of its total assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities).

 When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in high-quality debt securities, including short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 GROWTH INVESTING RISK: This Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

 CONVERTIBLE SECURITIES RISK: Convertible securities enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 PORTFOLIO PERFORMANCE

 The inception date for this Portfolio is April 30, 1999. Therefore, no prior performance is available.

 WHO MANAGES THE PORTFOLIO

 CAPITAL GUARDIAN TRUST COMPANY: ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and manages approximately $123 billion as of December 31, 1999.


     ----------------------------------------------------    EQ Advisors Trust



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DOMESTIC PORTFOLIOS (CONTINUED)


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 The Portfolio is managed by a group of investment research professionals, led by the Research Portfolio Coordinator, each of whom has investment discretion over a segment of the total Portfolio. The size of each segment will vary over time and may be based upon: (1) the level of conviction of specific research professionals as to their designated sectors; (2) industry weights within the relevant benchmark for the Portfolio; and (3) the judgment of the Research Portfolio Coordinator in assessing the level of conviction of research professionals compared to industry weights within the relevant benchmark. Sectors may be overweighted relative to their benchmark weighting if there is a substantial number of stocks that are judged to be attractive based on the research professionals research in that sector, or may be underweighted if there are relatively fewer stocks viewed to be attractive in the sector. The Research Portfolio Coordinator also coordinates the cash holdings of the Portfolio.

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  43
--------------------------------------------------------------------------------

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

 INVESTMENT OBJECTIVE: To achieve long-term growth  of capital.

 THE INVESTMENT STRATEGY

 The Portfolio strives to accomplish its investment objectives through constant supervision, careful securities selection and broad diversification.

 The Portfolio invests primarily in equity securities of United States companies with market capitalization greater than $1 billion at the time of purchase. In selecting securities for investment, the Adviser focuses primarily on the potential of capital appreciation.

 The Portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities). These securities may include American Depositary Receipts.

 When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in high-quality debt securities, including short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 GROWTH INVESTING RISK: This Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

 CONVERTIBLE SECURITIES RISK: Convertible securities enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 PORTFOLIO PERFORMANCE

 The inception date for this Portfolio is April 30, 1999. Therefore, no prior performance is available.

 WHO MANAGES THE PORTFOLIO

 CAPITAL GUARDIAN TRUST COMPANY: ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and manages approximately $123 billion as of December 31, 1999.


     ----------------------------------------------------    EQ Advisors Trust


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DOMESTIC PORTFOLIOS (CONTINUED)



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   44
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 Capital Guardian uses a multiple portfolio manager system under which the
 Portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the Portfolio is managed by a group of investment research analysts.

 The individual portfolio managers of each segment of the Portfolio, other than that managed by the group of research analysts, are as follows:

 DONNALISA P. BARNUM. Donnalisa Barnum is a Senior Vice President and a portfolio manager for Capital Guardian. She joined the Capital Guardian organization in 1986.

 MICHAEL R. ERICKSON. Michael Erickson is a Senior Vice President and portfolio manager for Capital Guardian and a Senior Vice President and Director for Capital International Limited. He joined the Capital Guardian organization in 1987.

 DAVID I. FISHER. David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.

 THEODORE R. SAMUELS. Theodore Samuels is a Senior Vice President and a Director for Capital Guardian, as well as a Director of Capital International Research, Inc. He joined the Capital Guardian organization in 1981.

 EUGENE P. STEIN. Eugene Stein is Executive Vice President, a Director, a portfolio manager, and Chairman of the Investment Committee for Capital Guardian. He joined the Capital Guardian organization in 1972.

 TERRY BERKEMEIER. Terry Berkemeier is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility in Capital Guardian Trust Company and research responsibilities for the global metals and mining industries. He joined the Capital Guardian organization in 1992.

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 EQ/EVERGREEN PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks long-term capital growth.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in the common stocks of large U.S. companies. The Adviser selects stocks using a "growth-at-a-reasonable-price" method. This style of diversified equity management is best defined as a blend between growth and value stocks. "Growth" stocks are stocks of companies which the Adviser believes have anticipated earnings ranging from steady to accelerated growth. "Value" stocks are stocks of companies that the Adviser believes are undervalued.

 The Portfolio also may invest in preferred stocks and convertible securities.

 When market or financial conditions warrant, the Portfolio may invest, without limits, in high-quality money market instruments. Such investments could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


 MID-CAP COMPANY RISK: The Portfolio's investments in mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

 GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

 VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1999, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total


     ----------------------------------------------------    EQ Advisors Trust




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 returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance.
 The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for this Portfolio is December 31, 1998.

--------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------

                    1999                        9.70%



 Best quarter:                       Worst quarter:
 12.63% (1999 4th Quarter)           (8.54)% (1999 3rd Quarter)
--------------------------------------------------------------------------


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                             SINCE
                              ONE YEAR     INCEPTION
--------------------------------------------------------------------------
 EQ/Evergreen Portfolio         9.70%        9.70%
--------------------------------------------------------------------------
 S&P 500 Index*, **            21.03%       21.03%
--------------------------------------------------------------------------
 Russell 2000 Index*           21.26%       21.26%
--------------------------------------------------------------------------

 * For more information on this index, see the preceding section "The
   Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

 WHO MANAGES THE PORTFOLIO

 EVERGREEN ASSET MANAGEMENT CORP.: ("Evergreen"), 1311 Mamaroneck Avenue, White Plains, New York 10605. Evergreen has been the Adviser to the Portfolio since it commenced operations. Evergreen is a registered investment adviser and a wholly-owned subsidiary of First Union Corporation. Evergreen offers a broad range of financial services to individuals and businesses throughout the United States.

 JEAN LEDFORD and RICHARD WELSH became co-managers of the Portfolio in August 1999. Jean Ledford, CFA, became President and Chief Executive Officer of Evergreen in August 1999. From February 1997 until she joined Evergreen, Ms. Ledford worked as a portfolio manager at American Century Investments ("American Century"). From 1980 until she joined American Century, Ms. Ledford was the investment director at the State of Wisconsin Investment Board.

 Mr. Welsh joined Evergreen as Senior Vice President and portfolio manager in August 1999. Prior to joining Evergreen, he worked for five years as a portfolio manager and analyst at American Century.


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 LAZARD LARGE CAP VALUE PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks capital appreciation by investing primarily in equity securities of companies with relatively large capitalizations (i.e., companies having market capitalizations of at least $3 billion at the time of initial purchase) that appear to the Adviser to be inexpensively priced relative to the return on total capital or equity.

 THE INVESTMENT STRATEGY

 The Portfolio normally invests at least 80% of its total assets primarily in equity securities of large capitalization companies. Equity securities include common stocks, preferred stocks and securities convertible into or exchangeable for common stocks.

 The Portfolio uses a value-oriented approach in searching for securities. The Adviser uses a "bottom-up" approach (individual stock selection) to find companies that have:

     o low price to earnings ratios;

     o high yield;

     o unrecognized assets;

     o the possibility of management change; and/or

     o the prospect of improved profitability.

 The Portfolio may also invest up to 20% of its assets in U.S. Government securities and investment grade debt securities of domestic corporations rated BBB or better by S&P or Baa or better by Moody's.

 The Portfolio may also invest up to 10% of its assets in foreign equity or debt securities, or depositary receipts.

 The Portfolio may also invest without limitation in high-quality short-term money market instruments. The Portfolio may engage in options transactions, including writing covered call options or foreign currencies to offset costs of hedging and writing and purchasing put and call options on securities. Although the Portfolio will engage in options transactions primarily to hedge its Portfolio, it may use options to increase returns and there is the risk that these transactions sometimes may reduce returns or increase volatility.

 When market or financial conditions warrant, the Portfolio may invest, without limit, in money market securities for temporary or defensive purposes. Such investment strategies could have the effect of reducing the benefit of any upswing in the market. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest


     ----------------------------------------------------    EQ Advisors Trust

----------
   48
--------------------------------------------------------------------------------

 rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's average annual total return for 1998 and 1999, the Portfolio's first two years of existence, and in some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The Portfolio's inception date was January 1, 1998.


--------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------

                    1998                 20.01%
                    1999                  3.55%



 Best quarter:                       Worst quarter:
 23.34% (1998 4th Quarter)           (13.43)% (1998 3rd Quarter)


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                                      SINCE
                                        ONE YEAR    INCEPTION
--------------------------------------------------------------------------
 Lazard Large Cap Value Portfolio         3.55%       11.46%
--------------------------------------------------------------------------
 S&P 500 Index*                          21.03%       24.76%
--------------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

 WHO MANAGES THE PORTFOLIO

 LAZARD ASSET MANAGEMENT: ("LAM"), 30 Rockefeller Plaza, New York, New York 10112. LAM has been the Adviser to the Portfolio since it commenced operations. LAM is a division of Lazard Fr-res & Co. LLC ("Lazard Fr-res"), a New York limited liability company, which is registered as an investment adviser with the SEC. Lazard Fr-res provides its clients with a wide variety of investment banking, brokerage and related services, including investment management.

 The Portfolio Managers, responsible for the day to day management of the Portfolio are HERBERT W. GULLQUIST, a Vice-Chairman, Managing Director and Chief Investment Officer of LAM, who has been with LAM since 1982; and EILEEN
 D. ALEXANDERSON, a Managing Director of LAM responsible for U.S./Global equity management and overseeing the day-to-day operations of the U.S./Global equity investment teams, who has been with LAM since 1979.

----------
  49
--------------------------------------------------------------------------------

 LAZARD SMALL CAP VALUE PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks capital appreciation by investing in equity securities of United States companies with small market capitalizations (i.e., companies in the range of companies represented in the Russell 2000 Index) that the Adviser considers inexpensively priced relative to the return on total capital or equity.

 THE INVESTMENT STRATEGY

 The Portfolio is a non-diversified Portfolio that invests primarily in equity securities of U.S. companies with small market capitalizations that the Adviser believes are undervalued based on their return on equity or capital. The Portfolio will have characteristics similar to the Russell 2000 Index. The equity securities that may be purchased by the Portfolio include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants.

 For more information on The Russell 2000, see the preceding section "The Benchmarks".

 A Portfolio may be considered to be "non-diversified" for federal securities law purposes because it invests in a limited number of securities. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.

 In selecting investments for the Portfolio, the Adviser looks for equity securities of companies that have one or more of the following characteristics:
 (i) are undervalued relative to their earnings, cash flow or asset values; (ii) have an attractive price/value relationship with expectations that some catalyst will cause the perception of value to change within two years;
 (iii) are out of favor due to circumstances which are unlikely to harm the company's franchise or earnings power; (iv) have low projected price to earnings or price-to-cash flow multiples; (v) have the potential to become a larger factor in the company's business; (vi) have significant debt but have high levels of free cash flow; and (vii) have a relatively short corporate history with the expectation that the business may grow.

 Although the Portfolio will principally invest at least 80% of its assets in small capitalization securities, the Portfolio may also invest up to 20% of its assets in larger capitalization equity securities or investment grade debt securities.

 When market or financial conditions warrant, the Portfolio may invest without limitation in short-term money market instruments or hold its assets in cash for temporary or defensive purposes. Such investment strategies could have the effect of reducing the benefit of any upswing in the market. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less-well known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.


     ----------------------------------------------------    EQ Advisors Trust

----------
   50
--------------------------------------------------------------------------------

 NON-DIVERSIFICATION RISK: Since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of the Portfolio may be more sensitive to changes in the market value of a single issuer or industry or to risks associated with a single economic, political or regulatory event than a diversified portfolio.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities, which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of existence, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the perfomance results. The Portfolio's inception date was January 1, 1998.

--------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------

                      1998                   -7.03%
                      1999                    1.66%



 Best quarter:                       Worst quarter:
 19.39% (1999 2nd Quarter)           (20.10)% (1998 3rd Quarter)
--------------------------------------------------------------------------


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                                         SINCE
                                        ONE YEAR       INCEPTION
 Lazard Small Cap Value Portfolio         1.66%         (2.77)%
--------------------------------------------------------------------------
 Russell 2000 Index*                     21.26%          8.70%
--------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

 WHO MANAGES THE PORTFOLIO

 LAZARD ASSET MANAGEMENT ("LAM"), 30 Rockefeller Plaza, New York, New York 10112. LAM has been the Adviser to the Portfolio since it commenced operations. LAM is a division of Lazard Fr-res & Co. LLC ("Lazard Fr-res"), a New York limited liability company, which is registered as an investment adviser with the SEC. Lazard Freres provides its clients with a wide variety of investment banking and related services, including investment management.

 The Portfolio Managers, responsible for the day-to-day management since the inception of the Portfolio, are: EILEEN D. ALEXANDERSON, a Managing Director responsible for U.S./Global equity management and overseeing the day-to-day operations of the U.S./Global equity teams, who has been with LAM since 1979, and HERBERT W. GULLQUIST, a Vice-Chairman, Managing Director and Chief Investment Officer of LAM, who has been with LAM since 1982.

----------
  51
--------------------------------------------------------------------------------

 MFS EMERGING GROWTH COMPANIES PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to provide long-term capital growth.

 THE INVESTMENT STRATEGY

 The Portfolio invests, under normal market conditions, primarily (at least 65% of its total assets) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of emerging growth companies. Emerging growth companies that the Adviser believes are either:

 o early in their life cycle but have the potential to become major enterprises; or

 o are major enterprises whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

 For purposes of this Portfolio, emerging growth companies may be of any size and the Adviser would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and rate of inflation. The Portfolio's investments may include securities traded in the over-the-counter markets.

 The Adviser uses a "bottom-up" investment style in managing the Portfolio. This means the securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Adviser.

 In addition, up to 25% of the Portfolio's assets may be invested in foreign securities, including those in emerging markets, or in cash and cash equivalents.

 When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal strategies for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In


     ----------------------------------------------------    EQ Advisors Trust

----------
   52
--------------------------------------------------------------------------------

 addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.

--------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------

                         1998                 34.57%
                         1999                 73.62%



 Best quarter:                       Worst quarter:
 53.01% (1999 4th Quarter)           (12.69)% (1998 3rd Quarter)
--------------------------------------------------------------------------


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                                   SINCE
                                    ONE YEAR     INCEPTION
--------------------------------------------------------------------------
 MFS Emerging Growth Companies
 Portfolio                           73.62%       48.20%
--------------------------------------------------------------------------
 Russell 2000 Index*                 21.26%       16.99%
--------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

 WHO MANAGES THE PORTFOLIO

 MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

 The Portfolio Managers are TONI Y. SHIMURA, a Senior Vice President of MFS, who has been employed by MFS as a portfolio manager for the Portfolio since 1995 and JOHN W. BALLEN, Chief Investment Officer and President of MFS, who provides general oversight in the management of the Portfolio.

----------
  53
--------------------------------------------------------------------------------

 MFS GROWTH WITH INCOME PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to provide reasonable current income and long-term growth of capital and income.


 For purposes of this Portfolio, the words "reasonable current income" mean moderate income.

 THE INVESTMENT STRATEGY

 The Portfolio invests, under normal market conditions, primarily (at least 65% of its total assets) in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts for those securities. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets. While the Portfolio may invest in companies of any size, the Portfolio generally focuses on companies with larger market capitalizations that the Adviser believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio will also seek to provide income equal to approximately 90% of the dividend yield on the Standard & Poor's 500 Index.

 The Adviser uses a "bottom-up" investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Adviser's large group of equity research analysts.

 The Portfolio may invest up to 25% of its net assets in foreign securities, including those in emerging markets and depository receipts, through which it may have exposure to foreign currencies.

 When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal strategies for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and


     ----------------------------------------------------    EQ Advisors Trust

----------
   54
--------------------------------------------------------------------------------

 custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1999, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results and if reflected the results would be reduced. The inception date for this Portfolio is December 31, 1998.

--------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------

                      1999                      8.76%



 Best quarter:                       Worst quarter:
 10.87% (1999 4th Quarter)           (8.23)% (1999 3rd Quarter)
--------------------------------------------------------------------------


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                             SINCE
                               ONE YEAR    INCEPTION
--------------------------------------------------------------------------
 MFS Growth with Income         8.76%        8.76%
--------------------------------------------------------------------------
 S&P 500 Index*                21.03%       21.03%
--------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

 WHO MANAGES THE PORTFOLIO

 MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

 The Portfolio Managers are JOHN D. LAUPHEIMER, JR., Senior Vice President of MFS, who has been employed as a portfolio manager by MFS since 1981; and MITCHELL D. DYNAN, a Senior Vice President of MFS, who has been employed as a portfolio manager by MFS since 1986.

----------
  55
--------------------------------------------------------------------------------

 MFS RESEARCH PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to provide long-term growth of capital and future income.

 THE INVESTMENT STRATEGY

 The Portfolio invests, at least 80% of its total assets in equity securities, such as common stocks, securities convertible into common stocks, preferred stocks and depositary receipts of companies believed by the Adviser to have:

     o favorable prospects for long-term growth;

     o attractive valuations based on current and expected earnings or cash flow;

     o dominant or growing market share; and

     o superior management.

 The Portfolio may invest in securities of companies of any size. The Portfolio's investments may include securities traded on securities exchanges or in the over-the-counter markets.

 The Portfolio may invest up to 20% of its net assets in foreign equity securities, including those of emerging markets. The Portfolio may invest in foreign equity securities, through which it may have exposure to foreign currencies.

 When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal investment strategies for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 The Portfolio may invest up to 10% of its assets in high yielding debt securities rated below investment grade ("junk bonds").

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. The risk that an issuer or guarantor of a fixed income security or counterparty to the Portfolio's fixed income transaction is unable to meets its financial obligations is particularly significant for this Portfolio because this Portfolio invests a


     ----------------------------------------------------    EQ Advisors Trust

----------
   56
--------------------------------------------------------------------------------

 portion of its assets in "junk bonds" (i.e., securities rated below investment grade). Junk bonds are issued by companies with questionable credit strength and, consequently, are considered to be speculative in nature and may be subject to greater market fluctuations than investment grade fixed-income securities.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.


--------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------

                      1998                    24.11%
                      1999                    23.12%



 Best quarter:                       Worst quarter:
 21.36% (1998 4th Quarter)           (14.24)% (1998 3rd Quarter)
--------------------------------------------------------------------------


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                             SINCE
                               ONE YEAR    INCEPTION
--------------------------------------------------------------------------
 MFS Research Portfolio        23.12%       23.93%
--------------------------------------------------------------------------
 S&P 500 Index*                21.03%       27.36%
--------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

 WHO MANAGES THE PORTFOLIO

 MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

 A committee of investment research analysts selects portfolio securities for the Portfolio. This committee includes investment analysts employed not only by MFS, but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS. The committee allocates the Portfolio's assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the Portfolio's investment objective within their assigned industry responsibility.

----------
  57
--------------------------------------------------------------------------------

 MERCURY BASIC VALUE EQUITY PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks capital appreciation and secondarily, income by investing in securities, primarily equities, that the Adviser of the Portfolio believes are undervalued and therefore represent basic investment value.

 THE INVESTMENT STRATEGY

 The Portfolio chooses securities for capital appreciation that are expected to increase in value. In selecting securities the Adviser emphasizes stocks that are undervalued, are selling at a discount, or seem capable of recovering from being temporarily out of favor. The Adviser places particular emphasis on securities with statistical characteristics associated with undervaluation.

 The Adviser follows a contrary opinion/out-of-favor investment style. The Adviser believes that favorable changes in market prices are more likely to occur when:

 o stocks are out of favor;

 o company earnings are depressed;

 o price/earnings ratios are relatively low;

 o investment expectations are limited; and/or

 o there is no general interest in a security or industry.

 On the other hand, the Adviser believes that negative developments are more likely to occur when:

 o investment expectations are high;

 o stock prices are advancing or have advanced rapidly;

 o price/earnings ratios have been inflated; and/or

 o an industry or security continues to become popular among investors.

 In other words, the Adviser believes that stocks with relatively high price/earnings ratios are more vulnerable to price declines from unexpected adverse developments. At the same time, stocks with relatively low price/earnings ratios are more likely to benefit from favorable but generally unanticipated events. Thus, the Portfolio may invest a large part of its net assets in stocks that have weak research ratings.

 The Portfolio invests primarily in common stocks of U.S. companies, but may buy equity securities other than common stock and may also invest up to 10% of its total assets in securities issued by foreign companies. The Portfolio may also invest a substantial portion of its assets in companies with market capitalizations below the largest companies. The Adviser believes that large institutional investors may overlook these companies, making them undervalued.

 The Portfolio has no minimum holding period for investments, and will buy or sell securities whenever the Portfolio's management sees an appropriate opportunity.

 When market or financial conditions warrant, the Portfolio may invest in U.S. Government and agency securities, money market securities and other fixed income securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because:


     ----------------------------------------------------    EQ Advisors Trust

----------
   58
--------------------------------------------------------------------------------

 the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results and if reflected the results would be reduced. The inception date for the Portfolio is May 1, 1997.


--------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------

                       1998                     11.59%
                       1999                     19.00%




 Best quarter:                       Worst quarter:
 13.57% (1999 2nd Quarter)           (10.91)% (1998 3rd Quarter)
--------------------------------------------------------------------------


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                                          SINCE
                                            ONE YEAR    INCEPTION
--------------------------------------------------------------------------
 Mercury Basic Value Equity Portfolio        19.00%       17.93%
--------------------------------------------------------------------------
 S&P 500 Index*                              21.03%       27.36%
--------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

 WHO MANAGES THE PORTFOLIO

 MERCURY ASSET MANAGEMENT US ("MERCURY"), A DIVISION OF FUND ASSET MANAGEMENT, L.P. ("FAM"), 800 Scudders Mill Road, Plainsboro, NJ 08543. Mercury, or the Portfolio's predecessor Adviser, Merrill Lynch Asset Management, L.P., ("MLAM") has been the Adviser to the Portfolio since it commenced operations. FAM and MLAM are both part of the Merrill Lynch Asset Management Group and each is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., a financial services holding company. The general partner of FAM and MLAM is Princeton Services, Inc., a wholly-owned subsidiary of Merrill Lynch & Co., Inc. Mercury and its affiliates act as the manager for more than 100 registered investment companies. Mercury also offers portfolio management and portfolio analysis services to individuals and institutions.

 KEVIN RENDINO, and ROBERT J. MARTORELLI are co-Portfolio Managers of the Portfolio. Mr. Rendino is a First Vice President of Mercury since 1997, has been the

----------
  59
--------------------------------------------------------------------------------

 Portfolio Manager responsible for the day to day management of the Portfolio since it commenced operations. Mr. Rendino was a Vice President of Mercury from 1993 to 1997. Mr. Martorelli is a Senior Vice President of Mercury and has been a co-Portfolio Manager of the Portfolio since May 2000. Mr. Martorelli has been a First Vice President of Mercury since 1997 and was Vice President from 1987 to 1997.


     ----------------------------------------------------    EQ Advisors Trust

----------
   60
--------------------------------------------------------------------------------

 EQ/PUTNAM GROWTH & INCOME VALUE
 PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks capital growth. Current income is a secondary objective.

 THE INVESTMENT STRATEGY
 The Portfolio invests primarily in common stocks that offer potential for capital growth and may invest in stocks that offer potential for current income. In analyzing companies for investment, the Adviser tries to identify common stocks of companies that are significantly undervalued compared with their underlying assets or earnings potential and offer growth and current income potential.

 The Portfolio may also invest in corporate bonds, notes and debentures, preferred stocks or convertible securities (both debt securities and preferred stocks) or U.S. Government securities.

 It may also invest a portion of its assets in debt securities rated below investment grade (commonly referred to as "junk bonds"), zero-coupon bonds and payment-in-kind bonds, and high quality U.S. and foreign dollar-denominated money market securities. The Portfolio may invest up to 20% of its total assets in foreign securities, including transactions involving futures contracts, forward contracts and options and foreign currency exchange transactions.

 There may be times when the Adviser will use additional investment strategies to achieve the Portfolio's investment objectives. For example, the Portfolio may engage in a variety of investment management practices such as buying and selling derivatives, including stock index futures contracts and call and put options.

 When market or financial conditions warrant, the Portfolio may invest up to 100% of its assets in debt securities, preferred stocks or other securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the

----------
  61
--------------------------------------------------------------------------------

 issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. The risk that an issuer or guarantor of a fixed income security or counterparty to the Portfolio's fixed income transaction is unable to meets its financial obligations is particularly significant for this Portfolio because this Portfolio invests a portion of its assets in "junk bonds" (i.e., securities rated below investment grade). Junk bonds are issued by companies with questionable credit strength and, consequently, are considered to be speculative in nature and may be subject to greater market fluctuations than investment grade fixed-income securities.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.


--------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------

                    1998                       12.75%
                    1999                       -1.27%



 Best quarter:                       Worst quarter:
 16.49% (1998 4th Quarter)           (11.94)% (1999 3rd Quarter)
--------------------------------------------------------------------------


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                                       SINCE
                                        ONE YEAR     INCEPTION
--------------------------------------------------------------------------
 EQ/Putnam Growth & Income Value
 Portfolio                               (1.27)%       10.13%
--------------------------------------------------------------------------
 S&P 500 Index*                          21.03%        27.36%
--------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

 WHO MANAGES THE PORTFOLIO

 PUTNAM INVESTMENT MANAGEMENT, INC.: ("Putnam Management"), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since the Portfolio commenced operations. Putnam Management has been managing mutual funds since 1937. Putnam Management is a subsidiary of Putnam Investments, Inc., which is itself a subsidiary of Marsh & McLennan Companies, Inc.

 DEBORAH KUENSTNER has been the Portfolio Manager responsible for the day-to-day management of the Portfolio since January 2000. Ms. Kuenstner is Managing Director, Chief Investment Officer of the Large Cap Value Equities Group and joined Putnam in 1997 as Senior Vice President and Senior Portfolio Manager in the International Core and Value Equity Group. Prior to joining Putnam, Ms. Kuenstner was the Senior Portfolio Manager, International Equities of the DuPont Pension Fund Investment from 1989 to 1997.


     ----------------------------------------------------    EQ Advisors Trust

----------
   62
--------------------------------------------------------------------------------

 EQ/PUTNAM INVESTORS GROWTH
 PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks long-term growth of capital and any increased income that results from this growth.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in common stocks of companies with market capitalizations of $3 billion or more. The Adviser gives consideration to growth potential rather than to dividend income. The Portfolio may purchase securities of medium-sized companies having a proprietary product or profitable market niches and the potential to grow very rapidly.

 The Adviser invests mostly in "growth" stocks whose earnings the Adviser believes are likely to grow faster than the economy as a whole. The Adviser evaluates a company's future earnings potential and dividends, financial strength, working assets and competitive position in its industry.

 Although the Portfolio invests primarily in U.S. stocks, the Portfolio may invest without limit in securities of foreign issuers that are traded in U.S. public markets. It may also, to a lesser extent, invest in securities of foreign issuers that are not traded in U.S. public markets.

 The Portfolio may also engage in a variety of transactions involving derivatives, such as futures, options, warrants and swaps and may also invest in convertible securities, preferred stocks and debt securities.

 When market or financial conditions warrant, the Portfolio may invest without limit in debt securities, preferred stocks, United States Government and agency obligations, cash or money market instruments, or any other securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS
 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

 MID-CAP COMPANY RISK: The Portfolio's investments in mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to

----------
  63
--------------------------------------------------------------------------------

 the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results and if reflected the results would be reduced. The inception date for the Portfolio is May 1, 1997.


--------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------

                     1998                         36.27%
                     1999                         30.24%


 Best quarter:                       Worst quarter:
 25.29% (1998 4th Quarter)           (11.25)% (1998 First Quarter)
--------------------------------------------------------------------------


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                                          SINCE
                                            ONE YEAR    INCEPTION
--------------------------------------------------------------------------
 EQ/Putnam Investors Growth Portfolio        30.24%       34.64%
--------------------------------------------------------------------------
 S&P 500 Index*                              21.03%       27.36%
--------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

 WHO MANAGES THE PORTFOLIO
 PUTNAM INVESTMENT MANAGEMENT, INC.: ("Putnam Management"), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since the Portfolio commenced operations. Putnam Management has been managing mutual funds since 1937. Putnam Management is a subsidiary of Putnam Investments, Inc., which is itself a subsidiary of Marsh & McLennan Companies, Inc.

 The Portfolio Managers, responsible for the day to day management of the Portfolio since its inception, are: C. BETH COTNER, who has been employed by Putnam Management as an investment professional* since 1995; RICHARD B. ENGLAND, who has been employed by Putnam Management as an investment professional* since 1992; and MANUAL WEISS HERRERRO, who has been employed by Putnam Management as investment professional* since 1987. (*Investment professional means that the manager was either a portfolio manager or analyst.)


     ----------------------------------------------------    EQ Advisors Trust

----------
   64
--------------------------------------------------------------------------------

 T. ROWE PRICE EQUITY INCOME PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily (at least 65%) in dividend-paying common stocks of well established companies paying above-average dividends.

 The Adviser bases its investment decisions on three premises: (1) over time, dividend income can account for a significant portion of the Portfolio's return; (2) dividends are a more stable and predictable source of return; and
 (3) prices of stocks that pay a high current income tend to be less volatile than those paying below average dividends.

 The Adviser uses a "value" approach in choosing securities. The Adviser's in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth. It looks for common stocks of companies that have:

 o established operating histories;

 o above-average dividend yields relative to the S&P 500;

 o low price to earnings ratios relative to the S&P 500;

 o sound balance sheets and other positive financial characteristics; and

 o low stock price relative to the company's asset value, cash flow or business franchises.

   Equity income investing involves finding common stocks that pay dividend income. As an example, utility company stocks often provide dividend income while a shareholder waits for the stock price to move. Dividends can help reduce the Portfolio's volatility during turbulent markets and help offset losses when stock prices are falling.


 The Portfolio may invest up to 25% of its total assets in foreign securities. These securities include non-dollar-denominated securities traded outside the United States and dollar-denominated securities of foreign issuers traded in the U.S. such as American Depositary Receipts. The Portfolio may also purchase preferred stocks, convertible securities, warrants, futures, options, U.S. Government securities, high-quality money market securities, as well as investment grade debt securities and high yielding debt securities ("junk bonds").

 When market or financial conditions warrant, the Portfolio may invest without limitation in high quality money market securities, and United States Government debt securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. The Portfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed income securities may limit its potential for appreciation in a broad market advance. Such securities may also be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend. Other principal risks include:

----------
  65
--------------------------------------------------------------------------------

 VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. The risk that an issuer or guarantor of a fixed income security or counterparty to the Portfolio's fixed income transaction is unable to meet its financial obligations is particularly significant for this Portfolio because this Portfolio may invest a portion of its assets in "junk bonds" (i.e., securities rated below investment grade). Junk bonds are issued by companies with questionable credit strength and, consequently, are considered to be speculative in nature and may be subject to greater market fluctuations than investment grade fixed-income securities.

 PORTFOLIO PERFORMANCE
 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses,which would reduce the perfomance results. The inception date for the Portfolio is May 1, 1997.

--------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------

                      1998                       9.11%
                      1999                       3.54%



 Best quarter:                       Worst quarter:
 13.29% (1999 2nd Quarter)           (8.56)% (1999 3rd Quarter)
--------------------------------------------------------------------------


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                                            SINCE
                                              ONE YEAR    INCEPTION
--------------------------------------------------------------------------
 T. Rowe Price Equity Income Portfolio         3.54%       12.80%
--------------------------------------------------------------------------
 S&P 500 Index*                               21.03%       27.36%
--------------------------------------------------------------------------

* For more information on this index, see the preceding section "The
   Benchmarks."

 WHO MANAGES THE PORTFOLIO

 T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100
 East Pratt Street, Baltimore, MD 21202. T. Rowe Price has


     ----------------------------------------------------    EQ Advisors Trust

----------
   66
--------------------------------------------------------------------------------

 been the Adviser to the Portfolio since the Portfolio commenced operations. T. Rowe Price serves as investment manager to a variety of individual and institutional investor accounts, including limited partnerships and other mutual funds.

 Investment decisions with respect to the Portfolio are made by an Investment Advisory Committee. BRIAN C. ROGERS has been the Committee Chairman since the inception of the Portfolio and has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Rogers joined T. Rowe Price in 1982 and has been managing investments since 1983.

----------
  67
--------------------------------------------------------------------------------

 WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks long-term capital appreciation.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in equity securities of U.S. small-cap companies with above-average growth potential that the Adviser believes to be undervalued. Typically, such investments may include common stocks, preferred stocks, convertible securities, warrants and rights of small-cap companies. Once 65% of the Portfolio's assets are invested in small-cap companies, the Portfolio may also invest in companies with a market capitalization of any size.


   For purposes of this Portfolio, small-cap companies are companies having market capitalizations within the range of capitalizations of companies represented in the Russell 2000 Index.

 In determining whether a company's stock is undervalued, the Adviser considers all relevant factors which may include a company's:

  o price/earnings ratio;

  o price to book value ratio;

  o price to cash flow ratio; and

  o debt to capital ratio.

 The Portfolio will invest primarily (at least 65% of its net assets) in the securities of U.S. companies traded in the U.S. securities markets. The Portfolio may invest to a lesser extent in foreign securities, investment grade debt securities and high quality domestic and foreign short-term (one year or less) and medium-term money-market securities.

 When market or financial conditions warrant, the Portfolio may invest without limitation in investment grade debt obligations and in domestic and foreign obligations, including repurchase agreements for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS
 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


 VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate has been over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely


     ----------------------------------------------------    EQ Advisors Trust

----------
   68
--------------------------------------------------------------------------------

 affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities, which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

 PORTFOLIO PERFORMANCE
 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce performance results. The inception date for the Portfolio is May 1, 1997.


--------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------

                    1998                      -10.02%
                    1999                        1.80%




 Best quarter:                       Worst quarter:
 12.40% (1999 4th Quarter)           (20.25)% (1998 3rd Quarter)
--------------------------------------------------------------------------


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                                          SINCE
                                          ONE YEAR      INCEPTION
--------------------------------------------------------------------------
 Warburg Pincus Small Company Value
 Portfolio                                  1.80%         3.33%
--------------------------------------------------------------------------
 Russell 2000 Value Index*, **             (1.49)%        7.06%
--------------------------------------------------------------------------
 Russell 2000 Index*                       21.26%        16.99%
--------------------------------------------------------------------------

 * For more information on this index, see the preceding section "The
   Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


 WHO MANAGES THE PORTFOLIO

 CREDIT SUISSE ASSET MANAGEMENT, LLC. ("CSAM"), 466 Lexington Avenue, New York, New York 10017-3147. CSAM is the successor to Warburg Pincus Asset Management, Inc., which served as the Adviser to the Portfolio since it commenced operations. CSAM is a professional investment advisory firm that provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. CSAM is indirectly controlled by Credit Suisse Group. CSAM manages over $60 billion in assets in the U.S., and together with its global affiliates, over $168 billion worldwide.

 KYLE F. FREY is the Portfolio Manager and has been responsible for the day-to-day management of the Portfolio since the Portfolio commenced operations. Mr. Frey is a managing director of CSAM and has been with CSAM or its predecessor since 1989.

INTERNATIONAL STOCK PORTFOLIOS

----------
  69
--------------------------------------------------------------------------------

 ALLIANCE GLOBAL PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks long-term growth of  capital.

 THE INVESTMENT STRATEGY
 The Portfolio invests primarily in a diversified mix of equity securities of U.S. and established foreign companies. The Adviser believes the equity securities of these established non-U.S. companies have prospects for growth. The Portfolio intends to make investments in several countries and to have represented in the Portfolio business activities in not less than three different countries (including the United States).

 These non-U.S. companies may have operations in the United States, in their country of incorporation or in other countries.

 The Portfolio may invest in any type of security including, but not limited to, common and preferred stock, as well as shares of mutual funds that invest in foreign securities, bonds and other evidences of indebtedness, and other securities of issuers wherever organized and governments and their political subdivisions. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Portfolio intends under normal conditions to invest in equity securities.

 The Portfolio may also make use of various other investment strategies, including making secured loans of up to 50% of its total assets. The Portfolio may also use derivatives including: writing covered call and put options, purchasing call and put options on individual equity securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts.

 When market or financial conditions warrant, the Portfolio may at times invest substantially all of its assets in securities issued by U.S. companies or in cash or cash equivalents, including money market instruments issued by foreign entities for temporary or defensive purposes. Such investment strategies could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 FOREIGN SECURITIES RISK: Investing in foreign securities involves risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

       EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

       EURO RISK: The Portfolio may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency.


     ----------------------------------------------------    EQ Advisors Trust

----------
   70
--------------------------------------------------------------------------------

       During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

       REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

 SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Global Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Global Portfolio) whose inception date is August 27, 1987. The assets of the

----------
  71
--------------------------------------------------------------------------------

 predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------

                          1990              -6.1%
                          1991              30.5%
                          1992              -0.5%
                          1993              32.1%
                          1994               5.2%
                          1995              18.8%
                          1996              14.6%
                          1997              11.7%
                          1998              21.8%
                          1999             38.53%


 Best quarter (% and time period)    Worst quarter (% and time period)
 26.59% (1998 4th Quarter)           (16.99)% (1998 3rd Quarter)
--------------------------------------------------------------------------


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                      ONE YEAR     FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------
 Alliance Global
   Portfolio -
   Class IA Shares     38.53%       20.74%         15.84%
--------------------------------------------------------------------------
 Lipper Global
   Mutual Funds
   Average*            44.18%       19.42%         11.73%
--------------------------------------------------------------------------
 MSCI World
   Index*              24.93%       19.76%         11.42%
--------------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 SANDRA L. YEAGER has been responsible for the day-to-day management of the Portfolio's and its predecessor's investment program since 1998. Ms. Yeager, a Senior Vice President of Alliance, has been associated with Alliance since 1990.

     ----------------------------------------------------    EQ Advisors Trust

----------
   72
--------------------------------------------------------------------------------

 ALLIANCE INTERNATIONAL PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies with prospects for growth.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies or foreign governmental enterprises that the Adviser believes have prospects for growth. The Portfolio may invest anywhere in the world (including developing countries or "emerging markets"), although it will not generally invest in the United States. The Portfolio may purchase securities of developing countries, which include, among others, Mexico, Brazil, Hong Kong, India, Poland, Turkey and South Africa.


   These non-U.S. companies may have operations in the United States, in their country of incorporation and/or in other countries.

 The Portfolio intends to have represented in the Portfolio business activities in not less than three different countries.

 The Portfolio may also invest in any type of investment grade, fixed income security including, but not limited to, preferred stock, convertible securities, bonds, notes and other evidences of indebtedness of foreign issuers, including obligations of foreign governments. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Portfolio intends under normal market conditions to invest primarily in equity securities.

 The Portfolio may also make use of various other investment strategies, including the purchase and sale of shares of other mutual funds investing in foreign securities and making loans of up to 50% of its portfolio securities. The Portfolio may also use derivatives, including: writing covered call and put options, purchasing purchase call and put options on individual equity securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts.

 For temporary or defensive purposes, when market or financial conditions warrant, the Portfolio may at times invest substantially all of its assets in securities issued by a single major developed country (e.g., the United States) or in cash or cash equivalents, including money market instruments issued by that country. In addition, the Portfolio may establish and maintain temporary cash balances in U.S. and foreign short-term high-grade money market instruments for defensive purposes or to take advantage of buying opportunities. Such investments could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 FOREIGN SECURITIES RISK: Investing in foreign securities involves risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

----------
  73
--------------------------------------------------------------------------------

       EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

       EURO RISK: The Portfolio may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

       REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB-rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

 SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year. Higher portfolio turnover rate (e.g.,


     ----------------------------------------------------    EQ Advisors Trust

----------
   74
--------------------------------------------------------------------------------

 over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.

 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance International Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance International Portfolio) whose inception date is April 3, 1995. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------

                       1996                       9.8%
                       1997                     -2.98%
                       1998                      10.6%
                       1999                     37.78%



 Best quarter (% and time period)    Worst quarter (% and time period)
 25.87% (1999 4th Quarter)           (15.72)% (1998 3rd Quarter)
--------------------------------------------------------------------------


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                           SINCE
                                ONE YEAR INCEPTION
--------------------------------------------------------------------------
 Alliance International
   Portfolio - Class IA
   Shares                       37.31%       13.16%
--------------------------------------------------------------------------
 MSCI EAFE Index*               26.96%       13.11%
--------------------------------------------------------------------------
 Lipper International Mutual
   Funds Average*               42.88%       17.58%
--------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

----------
  75
--------------------------------------------------------------------------------

 SANDRA L. YEAGER has been responsible for the day-to-day management of the Portfolio and its predecessor since January 1999. Ms. Yeager, a Senior Vice President of Alliance, has been associated with Alliance since 1990.


     ----------------------------------------------------    EQ Advisors Trust

----------
   76
--------------------------------------------------------------------------------

 CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

 INVESTMENT OBJECTIVE: To achieve long-term growth of capital by investing primarily in non-U.S. equity securities.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily (at least 80% of its net assets) in securities of non-U.S. issuers (including American Depositary Receipts and U.S. registered securities) and securities whose principal markets are outside of the U.S. While the assets of the Portfolio can be invested with geographic flexibility, the Portfolio will emphasize investment in securities of companies located in Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. In addition, the Portfolio may invest in securities of issuers domiciled in other countries including developing countries. In determining the domicile of an issuer, the Adviser takes into account where the company is legally organized, the location of its principal corporate offices and where it conducts its principal operations.

 The Portfolio primarily invests in common stocks (or securities convertible into common stocks), warrants, rights, and non-convertible preferred stock. However, when the Adviser believes that market and economic conditions indicate that it is desirable to do so, the Portfolio may also purchase high-quality debt securities rated, at the time of purchase, within the top three quality categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or unrated securities of equivalent quality), repurchase agreements, and short-term debt obligations denominated in U.S. dollars or foreign currencies.

 Although the Portfolio does not intend to seek short-term profits, securities in the Portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time a particular security may have been held.

 To the extent the Portfolio invests in non-U.S. dollar denominated securities or holds non-U.S. dollar assets, the Portfolio may hedge against possible variations in exchange rates between currencies by purchasing and selling currency futures or put and call options and may also enter into forward foreign currency exchange contracts to hedge against changes in currency exchange rates. The Portfolio may also cross-hedge between two non-U.S. currencies.

 When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

    EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political

----------
  77
--------------------------------------------------------------------------------

    systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

    EURO RISK: The Portfolio may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

    REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

 GROWTH INVESTING RISK: This Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

 CONVERTIBLE SECURITIES RISK: Convertible securities enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 PORTFOLIO PERFORMANCE

 The inception date for this Portfolio is April 30, 1999. Therefore, no prior performance is available.

 WHO MANAGES THE PORTFOLIO

 CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and manages approximately $123 billion as of December 31, 1999.

 Capital Guardian uses a multiple portfolio manager system under which the Portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the Portfolio is managed by a group of investment research analysts.

 The individual portfolio managers of each segment of the Portfolio, other than that managed by the group of research analysts, are as follows:

 DAVID I. FISHER. David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.


     ----------------------------------------------------    EQ Advisors Trust

----------
   78
--------------------------------------------------------------------------------

 HARTMUT GIESECKE. Hartmut Giesecke is Chairman of the Board of Capital's Japanese investment management subsidiary, Capital International K.K., and Managing Director Asia-Pacific, Capital Group International, Inc. He is also a Senior Vice President and a Director of Capital International Research, Inc. and Capital International, Inc. He joined the Capital Guardian organization in 1972.

 RICHARD N. HAVAS. Richard Havas is a Senior Vice President and a portfolio manager for Capital Guardian and Capital International Limited. He is also a Senior Vice President and Director for Capital Guardian (Canada), Inc. and Capital International Research, Inc. He joined the Capital Guardian organization in 1986.

 NANCY J. KYLE. Nancy Kyle is a Senior Vice President and a Director and member of the Executive Committee of Capital Guardian. She is also President and a Director of Capital Guardian (Canada), Inc. and a Vice President of Emerging Markets Growth Fund. She is an international equity and emerging markets portfolio manager. She joined the Capital Guardian organization in 1991.

 ROBERT RONUS. Robert Ronus is President and a Director of Capital Guardian. He is also Chairman of the Board of Capital International Research, Inc. Chairman of the Board and a Director of Capital Guardian (Canada), Inc., a Director of The Capital Group Companies, Inc. and Capital Group International, Inc., and a Senior Vice President of Capital International S.A. and Capital International Limited. He joined the Capital Guardian organization in 1972.

 LIONEL M. SAUVAGE. Lionel Sauvage is a Senior Vice President and portfolio manager for Capital Guardian and a Vice President and a Director for Capital International Research, Inc. He joined the Capital Guardian organization in 1987.

 NILLY SIKORSKY. Nilly Sikorsky is President and Managing Director of Capital International S.A., Chairman of Capital International Perspective S.A., Managing Director-Europe and a Director of Capital Group International, Inc., as well as a Director of The Capital Group Companies, Inc., Capital International Limited, and Capital International K.K. She joined the Capital Guardian organization in 1962.

 RUDOLF M. STAEHELIN. Rudolf Staehelin is a Senior Vice President and Director of Capital International Research, Inc. and Capital International S.A. He is a portfolio manager for Capital Guardian, Capital International S.A., and Capital International Limited. He joined the Capital Guardian organization in 1981.

----------
  79
--------------------------------------------------------------------------------

 MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks long-term capital appreciation by investing primarily in equity securities of issuers in emerging market countries.

 THE INVESTMENT STRATEGY

 The Portfolio is a non-diversified Portfolio that invests primarily in equity securities of companies located in emerging market countries. Such equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. The Adviser focuses on growth-oriented companies in emerging market countries that it believes have strong developing economies and increasingly sophisticated markets. The Portfolio generally invests only in emerging market countries whose currencies are freely convertible into United States dollars.


   A Portfolio may be considered to be "non-diversified" for federal securities law purposes because it invests in a limited number of securities. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.

   For purposes of this Portfolio, an emerging market country security is defined as a security of an issuer having one or more of the following characteristics:
      o Its principal securities trading market is in an emerging market country;
      o alone or on a consolidated basis, at least 50% of its revenues are derived from goods produced, sales made or services performed in an emerging market country; and
      o it is organized under the laws of or has a principal office in an emerging market country.


 The Adviser's investment approach combines top-down country allocation with bottom-up stock selection.

   In a "top-down" approach, country allocations are made based on relative economic, political and social fundamentals, stock valuations and investor sentiment. In a "bottom-up" approach, securities are reviewed and chosen individually.

 The Portfolio may invest to a lesser extent in corporate or government-issued or guaranteed debt securities of issuers in emerging market countries, including debt securities that are rated or considered to be below investment grade ("junk bonds"). The Portfolio also may, to a lesser extent, invest in equity or debt securities (including "junk bonds") of corporate or governmental issuers located in industrialized countries, foreign currency or investment funds and supranational entities such as the World Bank. In addition, the Portfolio may utilize forward foreign currency contracts, options and futures contracts and swap transactions.

 When market or financial conditions warrant, the Portfolio may invest in certain short- and medium-term fixed income securities of issuers other than emerging market issuers and may invest without limitation in high quality money market instruments for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests primarily in equity securities, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There


     ----------------------------------------------------    EQ Advisors Trust

----------
   80
--------------------------------------------------------------------------------

 may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

     EMERGING MARKET RISK: There are greater risks involved in investing in emerging market countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

     EURO RISK: The Portfolio may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

     REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate has been over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.

 NON-DIVERSIFICATION RISK: Since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of the Portfolio may be more sensitive to changes in the market value of a single issuer or industry or to risks associated with a single economic, political or regulatory event than a diversified portfolio.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with

----------
  81
--------------------------------------------------------------------------------

 longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities, that are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest and are considered to lack outstanding investment characteristics. The risk that an issuer or guarantor of a fixed income security or counterparty to the Portfolio's fixed income transaction is unable to meets its financial obligations may be is particularly significant for this Portfolio because this Portfolio may invest a portion of its assets in "junk bonds" (i.e., securities rated below investment grade). Junk bonds are issued by companies with questionable credit strength and, consequently, are considered to be speculative in nature and may be subject to greater market fluctuations than investment grade fixed-income securities.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is August 20, 1997.


--------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------

                       1998                    -27.10%
                       1999                     95.81%



 Best quarter:                       Worst quarter:
 49.70% (1999 4th Quarter)           (22.14)% (1998 2nd Quarter)
--------------------------------------------------------------------------


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                                     SINCE
                                     ONE YEAR      INCEPTION
--------------------------------------------------------------------------
 Morgan Stanley Emerging Markets
 Equity Portfolio                      95.82%        5.76 %
--------------------------------------------------------------------------
 MSCI Emerging Markets Free*           66.41%       (0.88)%
--------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

 WHO MANAGES THE PORTFOLIO

 MORGAN STANLEY ASSET MANAGEMENT ("MSAM"), 1221 Avenue of the Americas, New York, NY 10020. MSAM has been the Adviser to the Portfolio since the Portfolio commenced operations. MSAM conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM serves as an investment adviser to numerous open-end and closed-end investment companies. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.

 The Portfolio Managers, responsible for the day to day management of the Portfolio since the Portfolio commenced


     ----------------------------------------------------    EQ Advisors Trust

----------
   82
--------------------------------------------------------------------------------

 operations, are: ROBERT MEYER, a Managing Director of MSAM and Morgan Stanley & Co. Incorporated, who is head of MSAM's Emerging Markets Equity Group and who joined MSAM in 1989; and ANDY SKOV, a Managing Director of MSAM and Morgan Stanley & Co. Incorporated who joined MSAM in 1994.

----------
  83
--------------------------------------------------------------------------------

 EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks capital appreciation.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in equity securities of companies in a number of different countries. Such equity securities normally include common stocks, preferred stocks, securities convertible into common or preferred stocks and warrants. Under normal market circumstances, a majority of the Portfolio's assets will be invested in companies located in at least three different countries outside the United States. The countries in which the Portfolio may invest include emerging market countries.

 The Portfolio considers the following to be an issuer of securities located in a country other than the U.S.:

 o companies organized under the laws of a country other than the U.S. with a principal office outside the U.S.; or

 o companies that earn 50% or more of their total revenues from business outside the U.S.

 The Portfolio may engage in a variety of transactions using "derivatives," such as futures, options, warrants, forward and swap contracts on both securities and currencies.

 The Portfolio will not limit its investments to any particular type of company. The Portfolio may invest in companies of any size whose earnings the Adviser believes to be in a relatively strong growth trend or whose securities the Adviser considers to be undervalued. The Adviser considers, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments.

 When market or financial conditions warrant, the Portfolio may invest, without limitation, in securities of any kind, including securities traded primarily in U.S. markets, cash and money market instruments for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

    EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

    EURO RISK: The Portfolio may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with


     ----------------------------------------------------    EQ Advisors Trust

----------
   84
--------------------------------------------------------------------------------

    each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

    REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.

--------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------

                      1998                    19.51%
                      1999                    60.24%



 Best quarter:                       Worst quarter:
 36.26% (1999 4th Quarter)           (18.48)% (1998 3rd Quarter)
--------------------------------------------------------------------------


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                                              SINCE
                                               ONE YEAR     INCEPTION
--------------------------------------------------------------------------
 EQ/Putnam International Equity Portfolio        60.24%       31.98%
--------------------------------------------------------------------------
 MSCI EAFE Index*                                26.96%       18.32%
--------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

----------
  85
--------------------------------------------------------------------------------

 WHO MANAGES THE PORTFOLIO

 PUTNAM INVESTMENT MANAGEMENT, INC. ("Putnam Management"), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since the Portfolio commenced operations. Putnam Management has been managing mutual funds since 1937. Putnam Management is a subsidiary of Putnam Investments, Inc. which is itself a subsidiary of Marsh & McLennan Companies, Inc.

 The Portfolio Manager, responsible for the day to day management of the Portfolio since the inception of the Portfolio, is OMID KAMSHAD, Managing Director and Chief Investment Officer of Core International Equity, who has been employed as an investment professional* by Putnam Management since 1996. Prior to January 1996, he was a Director of Investments at Lombard Odier International Portfolio Management Limited and prior to April 1995, he was Director at Baring Asset Management Company. (*Investment professional means that the manager was either a portfolio manager or analyst.)


     ----------------------------------------------------    EQ Advisors Trust

----------
   86
--------------------------------------------------------------------------------

 T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks long-term growth of capital through investment primarily in common stocks of established non-United States companies.

 THE INVESTMENT STRATEGY

 The Portfolio invests substantially all of its assets in common stocks of established companies outside of the United States. The Portfolio intends to diversify broadly among countries throughout the world by having securities from at least five different countries represented in the Portfolio. No more than 20% of its assets will be invested in securities of any one country, except that up to 35% can be invested in stocks of companies in Australia, Canada, France, Japan, United Kingdom or Germany. In determining the appropriate distribution of investments among various countries and geographic regions, the Adviser ordinarily considers the following factors:

  o  prospects for relative economic growth between foreign countries;

  o  expected levels of inflation;

  o  government policies influencing business conditions;

  o  the outlook for currency relationships; and

  o the range of individual investment opportunities available to international investors.

 Country allocation is driven largely by stock selection, though the Adviser may limit investments in markets that appear to have poor overall prospects.

 The Portfolio expects to invest substantially all of its assets in common stocks of large and, to a lesser extent, medium-sized companies. Typically, however, the Portfolio may also invest in a variety of other equity securities such as preferred stocks, warrants and convertible securities as well as governmental debt securities and investment grade debt securities. The Portfolio may also invest in certain foreign investment funds, hybrid instruments and derivative instruments in keeping with the Portfolio objective. Stock selection reflects a growth style. In analyzing companies for investment, the Adviser uses a "bottom-up" approach and looks for companies that have one or more of the following characteristics:

 o leading market position;

 o attractive business niche;

 o strong franchise or natural monopoly;

 o technological leadership or proprietary advantages;

 o seasoned management;

 o earnings growth and cash flow sufficient to support growing dividends;

 o healthy balance sheet with relatively low debt.

 This means that the securities are selected based upon fundamental analysis performed by the Adviser in an effort to identify companies capable of achieving and sustaining above-average long-term earnings growth.

 When market or financial conditions warrant, the Portfolio may invest without limitation in high quality U.S. Government and corporate debt obligations for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. stocks. Other principal risks include:

 GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

----------
  87
--------------------------------------------------------------------------------

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

     CURRENCY RISK: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

     EMERGING MARKET RISK: There are greater risks involved in investing in emerging markets countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. Fund performance will likely be negatively affected by portfolio exposure to nations suffering severe inflation or currency devaluation.

     EURO RISK: The Portfolio may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

     REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

     GEOGRAPHIC RISK: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.

 FUTURES/OPTIONS RISK: To the extent the Portfolio uses futures and options, it is exposed to additional volatility and potential losses.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.


     ----------------------------------------------------    EQ Advisors Trust

----------
   88
--------------------------------------------------------------------------------

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.

--------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------

                         1998                    13.68%
                         1999                    31.83%



 Best quarter:                       Worst quarter:
 24.01% (1999 4th Quarter)           (13.68)% (1998 3rd Quarter)
--------------------------------------------------------------------------



--------------------------------------------------------------------------v
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                                     SINCE
                                      ONE YEAR     INCEPTION
--------------------------------------------------------------------------
 T. Rowe Price International
 Stock Portfolio Class IB Shares        31.92%       15.73%
--------------------------------------------------------------------------
 MSCI EAFE Index*                       26.96%       18.32%

* For more information on this index, see the preceding section "The
  Benchmarks."

 WHO MANAGES THE PORTFOLIO

 ROWE PRICE-FLEMING INTERNATIONAL, INC. ("Price-Fleming"), 100 East Pratt Street, Baltimore, MD 21202. Price-Fleming has been the Adviser to the Portfolio since it commenced its operations. Price-Fleming was incorporated in Maryland in 1979 as a joint venture between T. Rowe Price and Robert Fleming Holdings Limited ("Flemings"). Flemings is a diversified investment organization that participates in a global network of regional investment offices. The common stock of Price-Fleming is 50% owned by a wholly owned subsidiary of T. Rowe Price, 25% owned by a subsidiary of Flemings and 25% owned by a subsidiary of Jardine Fleming Group Limited ("Jardine Fleming"). Flemings owns 10% of Jardine Fleming.

 Investment decisions with respect to the Portfolio are made by an Investment Advisory Group. The Investment Advisory Group has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio's investment program.

FIXED INCOME PORTFOLIOS

----------
  89
--------------------------------------------------------------------------------

 ALLIANCE HIGH YIELD PORTFOLIO
 INVESTMENT OBJECTIVE: Seeks to achieve a high return by maximizing current income and, to the extent consistent with that objective, capital appreciation.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in a diversified mix of high yield fixed income securities (so-called "junk bonds"), which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities. Junk bonds generally have a higher current yield but are rated either in the lower categories by NRSROs (i.e., rated Ba or lower by Moody's or BB or lower by S&P) or are unrated securities of comparable quality.

 The Portfolio will attempt to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Substantially all of the Portfolio's investments will be income producing.

 The Portfolio may also make use of various other investment strategies, including investments in common stocks and other equity-type securities (such as convertible debt securities) and secured loans of its portfolio securities without limitation in order to enhance its current return and to reduce fluctuations in net asset value. The Portfolio may also use derivatives, including: writing covered call and put options; purchasing call and put options on individual fixed income securities, securities indexes and foreign currencies; and purchasing and selling stock index, interest rate and foreign currency futures contracts and options thereon. The Portfolio may also invest in participations and assignments of loans originally made by institutional lenders or lending syndicates.

 The Portfolio will not invest more than 10% of its total assets in:

 (i) fixed income securities which are rated lower than B3 or B- or their equivalents by one NRSRO or if unrated are of equivalent quality as determined by the Adviser; and

 (ii) money market instruments of any entity which has an outstanding issue of unsecured debt that is rated lower than B3 or B- or their equivalents by an NRSRO or if unrated is of equivalent quality as determined by the Adviser; however, this restriction will not apply to:

 o fixed income securities which the Adviser believes have similar characteristics to securities which are rated B3 or higher by Moody's or B- or higher by S&P, or

 o money market instruments of any entity that has an unsecured issue of outstanding debt which the Adviser believes has similar characteristics to securities which are so rated.

 In the event that any securities held by the Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if the Adviser believes that such investments are considered appropriate under the circumstances.

 The Portfolio may also invest in fixed income securities that are providing high current yields because of risks other than credit, such as prepayment risks, in the case of mortgage-backed securities, or currency risks, in the case of non-U.S. dollar denominated foreign securities.

 When market or financial conditions warrant, the Portfolio may also make temporary investments in high-quality U.S. dollar-denominated money market instruments. Such investment strategies could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 JUNK BOND RISK: The Portfolio invests primarily in "junk bonds" or lower-rated securities rated BB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality. Junk bonds have speculative elements or are predominantly speculative credit risks, therefore, credit risk is particularly significant for this Portfolio. Although junk bonds generally have higher yields than debt securities with higher credit ratings, they are high-risk investments that may not pay interest or return principal as scheduled. Junk bonds generally are also less liquid and experience more price volatility than higher rated fixed income securities. This Portfolio may also be subject to


     ----------------------------------------------------    EQ Advisors Trust

----------
   90
--------------------------------------------------------------------------------

 greater credit risk because it may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

 FIXED INCOME RISK: This Portfolio invests primarily in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

     INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

     MORTGAGE-BACKED SECURITIES RISK: Rising interest rates may cause the duration of mortgage-backed securities to increase, making them even more susceptible to interest rate changes. Falling interest rates may cause the value and yield of mortgage-backed securities to fall. Falling interest rates also may encourage borrowers to pay off their mortgages sooner than anticipated (pre-payment). The Portfolio would need to reinvest the pre-paid funds at the newer, lower interest rates.

 LOAN PARTICIPATION AND ASSIGNMENT RISK: In addition to the risks associated with fixed income investments generally, the Portfolio's investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan, might fail financially. It is also possible that, under emerging legal theories of lender liability, the Portfolio could be held liable as a co-lender.

 SMALL CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known; held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

----------
  91
--------------------------------------------------------------------------------

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities without restriction. The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance High Yield Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance High Yield Portfolio) whose inception date is January 2, 1987. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------

                        1990                       -1.1%
                        1991                       24.5%
                        1992                       12.3%
                        1993                       23.2%
                        1994                       -2.8%
                        1995                       19.9%
                        1996                       23.0%
                        1997                       18.5%
                        1998                       -5.2%
                        1999                      -3.35%



 Best quarter (% and time period)    Worst quarter (% and time period)
 8.00% (1997 2nd Quarter)            (10.97)% (1998 3rd Quarter)
--------------------------------------------------------------------------


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                  ONE YEAR      FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------
 Alliance High Yield Portfolio
   - Class IA Shares                (3.35)%        9.86%         10.23%
--------------------------------------------------------------------------
 CSFB Index*,**                      3.28%         9.07%         11.06%
--------------------------------------------------------------------------
 ML Master*                          1.57%         9.61%         10.79%
--------------------------------------------------------------------------
 Lipper High Current Yield Bond
   Funds Average*                    3.83%         9.48%         10.15%
--------------------------------------------------------------------------

*     For more information on this index, see the preceding section "The
      Benchmarks."


** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities,


     ----------------------------------------------------    EQ Advisors Trust

----------
   92
--------------------------------------------------------------------------------

 qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 NELSON JANTZEN has been responsible for the day-to-day management of the Portfolio since January 2000. Mr. Jantzen is a Senior Vice President and Portfolio Manager in the Global High Yield Group and is responsible for the management of domestic high yield securities. Mr. Jantzen joined Alliance in 1993.

----------
  93
--------------------------------------------------------------------------------

 ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO
 INVESTMENT OBJECTIVE: Seeks to achieve high current income consistent with relative stability of principal through investment primarily in debt securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in U.S. Government securities. The Portfolio may also invest in repurchase agreements and forward commitments related to U.S. Government securities and may also purchase debt securities of non-government issuers that own mortgages.


   Duration is a measure of the weighted average maturity of the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.

   In some cases, the Adviser's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, in the mortgage-backed or asset-backed securities, and foreign and domestic interest rates). As of December 31, 1999, the Adviser considered the duration of a 10-year Treasury bond to be 7.3 years. The Portfolio's investments will generally have a final maturity of not more than ten years or a duration not exceeding that of a 10-year Treasury note.

 The Portfolio buys and sells securities with a view to maximizing current return without, in the opinion of the Adviser, undue risk to principal. Potential capital gains resulting from possible changes in interest rates will not be a major consideration. The Portfolio may take full advantage of a wide range of maturities of U.S. Government securities and may adjust the dollar-weighted average maturity of its portfolio from time to time, depending on the Adviser's assessment of relative yields on securities of different maturities and the expected effect of future changes in interest rates on the market value of the securities held by the Portfolio. The Portfolio may also invest a substantial portion of its assets in money market instruments.

 In order to enhance its current return, to reduce fluctuations in net asset value, and to hedge against changes in interest rates, the Portfolio may write covered call and put options on U.S. Government securities and may purchase call and put options on U.S. Government securities. The Portfolio may also enter into interest rate futures contracts with respect to U.S. Government securities, and may write and purchase options thereon. The Portfolio may also make secured loans of its portfolio securities without limitation and enter into repurchase agreement with respect to U.S. Government securities with commercial banks and registered broker-dealers.

 The Portfolio may also make use of various other investment strategies, including covered short sales, and the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis.

 Under normal market conditions, the Portfolio will invest at least 65%, and expects to invest at least 80%, of its total assets in U.S. Government securities and repurchase agreements and forward commitments relating to U.S. Government Securities. U.S. Government securities include:

 o U.S. Treasury Bills: Direct obligations of the U.S. Treasury which are issued in maturities of one year or less.

 o U.S. Treasury Notes: Direct obligations of the U.S. Treasury issued in maturities which vary between one and ten years, with interest payable every six months.


     ----------------------------------------------------    EQ Advisors Trust

----------
   94
--------------------------------------------------------------------------------

 o U.S. Treasury Bonds: Direct obligations of the U.S. Treasury which are issued in maturities more than ten years from the date of issue, with interest payable every six months.

 o "Ginnie Maes": Debt securities issued by a mortgage banker or other mortgagee and represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest. Ginnie Maes, although not direct obligations of the U.S. Government, are guaranteed by the U.S. Treasury.

 o "Fannie Maes": The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and supported by FNMA's right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury. Fannie Maes are not backed by the full faith and credit of the U.S. Government.

 o "Freddie Macs": The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government, issues participation certificates ("PCs") which represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

 o Governmental Collateralized Mortgage Obligations: These are securities issued by a U.S. Government instrumentality or agency which are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture.

 o "Sallie Maes": The Student Loan Marketing Association ("SLMA") is a government-sponsored corporation owned entirely by private stockholders that provides liquidity for banks and other institutions engaged in the Guaranteed Student Loan Program. These loans are either directly guaranteed by the U.S. Treasury or guaranteed by state agencies and reinsured by the U.S. Government. SLMA issues both short term notes and longer term public bonds to finance its activities.

 The Portfolio may also invest in "zero coupon" U.S. Government securities which have been stripped of their unmatured interest coupons and receipts or in certificates representing undivided interests in such stripped U.S. Government securities and coupons. These securities tend to be more volatile than other types of U.S. Government securities.

   Guarantees of the Portfolio's U.S. Government Securities guarantee only the payment of principal at maturity and interest when due on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of the Portfolio's shares.

 The Portfolio may also purchase collateralized mortgage obligations ("CMOs") issued by non-governmental issuers and securities issued by a real estate mortgage investment conduits ("REMICs"), but only if they are collateralized by U.S. Government Securities. However, CMOs issued by entities other than U.S. Government agencies and instrumentalities and securities issued by REMICs are not considered U.S. Government securities for purposes of the Portfolio meeting its policy of investing at least 65% of its total assets in U.S. Government securities.

 THE PRINCIPAL RISKS

 FIXED INCOME RISK: This Portfolio invests primarily in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

     ASSET-BACKED SECURITIES RISK: The Portfolio's investments in asset-backed securities represent interests

----------
  95
--------------------------------------------------------------------------------

    in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. When interest rates are declining, there are usually more prepayments of loans which will shorten the life of these securities. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering the Portfolio's yield.

     INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

     INVESTMENT GRADE SECURITIES RISK: With respect to fixed income investments of the Portfolio, other than U.S. Government securities, rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization ("NRSRO"), the Portfolio could lose money if the issuer or guarantor of a debt security or counterparty to a Portfolio's transaction is unable or unwilling to make timely principal and/or interest payments, or to honor its financial obligations. Investment grade securities which are rated BBB by S&P, or an equivalent rating by any other NRSRO, are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

     MORTGAGE-BACKED SECURITIES RISK: Rising interest rates may cause the duration of mortgage-backed securities to increase, making them even more susceptible to interest rate changes. Falling interest rates may cause the value and yield of mortgage-backed securities to fall. Falling interest rates also may encourage borrowers to pay off their mortgages sooner than anticipated (pre-payment). The Portfolio would need to reinvest the pre-paid funds at the newer, lower interest rates.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

 SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities without restriction. The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last eight calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds


     ----------------------------------------------------    EQ Advisors Trust

----------
   96
--------------------------------------------------------------------------------

 with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Intermediate Government Securities Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Intermediate Government Securities Portfolio) whose inception date is April 1, 1991. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN*
--------------------------------------------------------------------------

                      1992                      5.5 %
                      1993                     10.6 %
                      1994                     -4.4 %
                      1995                     13.3 %
                      1996                      3.8 %
                      1997                      7.3 %
                      1998                      7.7 %
                      1999                      0.14%



 Best quarter (% and time period)     Worst quarter (% and time period)
 5.31% (1991 3rd Quarter)             (2.96)% (1994 1st Quarter)
--------------------------------------------------------------------------


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                                                    SINCE
                                     ONE YEAR      FIVE YEARS     INCEPTION
--------------------------------------------------------------------------
 Alliance Intermediate
   Government Securities
   Portfolio - Class IA Shares       0.02%           6.34%          6.26%
--------------------------------------------------------------------------
 Lehman Intermediate
   Government Bonds*                 0.49%           6.93%          6.76%
--------------------------------------------------------------------------
 Lipper Intermediate Government
   Funds Average*                   (2.13)%          6.94%          6.84%
--------------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 JEFFREY S. PHLEGAR has been responsible for the day-to-day management of the Portfolio and its predecessor since January 1999. Mr. Phlegar, a Senior Vice President of Alliance, has been associated with Alliance for more than five years.

----------
  97
--------------------------------------------------------------------------------

 ALLIANCE MONEY MARKET PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less.

 The instruments in which the Portfolio invests include:

 o marketable obligations of, or guaranteed as to the timely payment of principal and interest by, the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities");

 o certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by:

       (a) domestic banks (including their foreign branches) or savings and loan associations having total assets of more than $1 billion and which are FDIC members in the case of banks, or insured by the FDIC, in the case of savings and loan associations; or

       (b) foreign banks (either by their foreign or U.S. branches) having total assets of at least $5 billion and having an issue of either (i) commercial paper rated at least A-1 by S&P or Prime-1 by Moody's or
       (ii) long term debt rated at least AA by S&P or Aa by Moody's;

 o commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if not rated, issued by domestic or foreign companies having outstanding debt securities rated at least AA by S&P or Aa by Moody's) and participation interests in loans extended by banks to such companies;

 o mortgage-backed and asset-backed securities that have remaining maturities of less than one year;

 o corporate debt obligations with remaining maturities of less than one year, rated at least AA by S&P or Aa by Moody's, as well as corporate debt obligations rated at least A by S&P or Moody's, provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody's;

 o  floating rate or master demand notes; and

 o  repurchase agreements covering U.S. Government securities.

 If the Adviser believes a security held by the Portfolio is no longer deemed to present minimal credit risk, the Portfolio will dispose of the security as soon as practicable unless the Board of Trustees determines that such action would not be in the best interest of the Portfolio.

 Purchases of securities that are unrated must be ratified by the Board of Trustees. Because the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Portfolio seeks to minimize the effect of such fluctuations by investing only in instruments with a remaining maturity of 397 calendar days or less at the time of investment, except for obligations of the U.S. Government, which may have a remaining maturity of 762 calendar days or less. Time deposits with maturities greater than seven days are considered to be illiquid securities.

 The Portfolio may make use of various other investment strategies, including investing up to 20% of its total assets in U.S. dollar-denominated money market instruments of foreign issuers and making secured loans of up to 50% of its total portfolio securities.

 THE PRINCIPAL RISKS

 MONEY MARKET RISK: While money market funds are designed to be relatively low risk investments, they are not entirely free of risk. Despite the short maturities and high credit quality of the Portfolio's investments, increases in interest rates and deteriorations in the credit quality of the instruments the Portfolio has purchased may reduce the Portfolio's net asset value. In addition, the Portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


     ----------------------------------------------------    EQ Advisors Trust

----------
   98
--------------------------------------------------------------------------------

 Although the Portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the Portfolio.

 ASSET-BACKED SECURITIES RISK: The Portfolio's investments in asset-backed securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. When interest rates are declining, there are usually more prepayments of loans which will shorten the life of these securities. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering the Portfolio's yield.

 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns on three-month U.S. Treasury bills and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Money Market Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Money Market Portfolio) whose inception date is July 13, 1981. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not

----------
  99
--------------------------------------------------------------------------------

 reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN*
--------------------------------------------------------------------------

                        1990                       8.2%
                        1991                       6.2%
                        1992                       3.6%
                        1993                       3.0%
                        1994                       4.0%
                        1995                       5.7%
                        1996                       5.3%
                        1997                       5.4%
                        1998                       5.3%
                        1999                      4.96%



 Best quarter (% and time period)       Worst quarter (% and time period)
 2.08% (1990 4th Quarter)               .46% (2000 1st Quarter)

 The Portfolio's 7-day yield for the quarter ended December 31, 1999 was 5.30%.


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                  ONE YEAR     FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------
 Alliance Money Market Portfolio
   - Class IA Shares                4.96%        5.36%          5.16%
--------------------------------------------------------------------------
 3-Month Treasury Bill              4.74%        5.20%          5.06%
--------------------------------------------------------------------------
 Lipper Money Market Mutual
   Fund Average*                    4.75%        5.13%          4.87%
--------------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 RAYMOND J. PAPERA has been responsible for the day-to-day management of the Portfolio and its predecessor since 1990. Mr. Papera, a Senior Vice President of Alliance, has been associated with Alliance since 1990.


     ----------------------------------------------------    EQ Advisors Trust

----------
   100
--------------------------------------------------------------------------------

 ALLIANCE QUALITY BOND PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to achieve high current income consistent with preservation of capital by investing primarily in investment grade fixed income securities.

 THE INVESTMENT STRATEGY

 The Portfolio expects to invest in readily marketable securities with relatively attractive yields that the Adviser believes do not involve undue risk.

 The Portfolio will follow a policy of investing at least 65% of its total assets in securities which are rated at the time of purchase at least Baa by Moody's or BBB by S&P, or in unrated fixed income securities that the Adviser determines to be of comparable quality.

 In the event that the credit rating of a security held by the Portfolio falls below investment grade (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated below investment grade), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if the Adviser believes such an investment is appropriate in the circumstances. The Portfolio will also seek to maintain an average aggregate quality rating of its portfolio securities of at least A (Moody's and S&P).

 The Portfolio has complete flexibility as to the types of securities in which it will invest and the relative proportions thereof. In this regard, the Portfolio plans to vary the proportions of its holdings of long- and short-term fixed income securities (including debt securities, convertible debt securities and U.S. Government obligations), preferred stocks and dividend-paying common stocks in order to reflect the Adviser's assessment of prospective cyclical changes even if such action may adversely affect current income.

 The Portfolio may also invest in foreign securities, although it will not invest more than 20% of its total assets in securities denominated in currencies other than the U.S. dollar. The Portfolio may enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on foreign currencies for hedging purposes.

 The Portfolio may also make use of various other investment strategies, including zero coupon pay-in-kind securities, collateralized mortgage obligations, securities lending with a value of up to 50% of its total assets, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis and repurchase agreements. The Portfolio may also use derivatives, including: purchasing put and call options and writing covered put and call options on securities it may purchase. The Portfolio also intends to write covered call options for cross-hedging purposes, which are designed to provide a hedge against a decline in value of another security which the Portfolio owns or has the right to acquire.

 The Portfolio may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors.


 When market or financial conditions warrant, the Portfolio may invest in certain money market instruments for temporary or defensive purposes. Such investments could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 FIXED INCOME RISK: This Portfolio invests primarily in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

     INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

----------
  101
--------------------------------------------------------------------------------

     INVESTMENT GRADE SECURITIES RISK: The Portfolio could lose money if the issuer or guarantor of a debt security or counterparty to a Portfolio's transaction is unable or unwilling to make timely principal and/or interest payments, or to honor its financial obligations. Investment grade securities which are rated BBB or S&P or an equivalent rating by any other nationally recognized statistical rating organization, are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

     MORTGAGE-BACKED SECURITIES RISK: Rising interest rates may cause the duration of mortgage-backed securities to increase, making them even more susceptible to interest rate changes. Falling interest rates may cause the value and yield of mortgage-backed securities to fall. Falling interest rates also may encourage borrowers to pay off their mortgages sooner than anticipated (pre-payment). The Portfolio would need to reinvest the prepaid funds at the newer, lower interest rates.

     ZERO COUPON AND PAY-IN-KIND SECURITIES RISK: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.


     ----------------------------------------------------    EQ Advisors Trust

----------
   102
--------------------------------------------------------------------------------

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one and five years and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Quality Bond Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Quality Bond Portfolio) whose inception date is October 1, 1993. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


--------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN*
--------------------------------------------------------------------------

                       1994                        -5.1%
                       1995                        17.0%
                       1996                         5.4%
                       1997                         9.1%
                       1998                         8.7%
                       1999                       -2.00%



 Best quarter (% and time period)     Worst quarter (% and time period)
 6.19% (1995 2nd Quarter)             (4.04)% (1994 1st Quarter)
--------------------------------------------------------------------------


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                                                   SINCE
                                    ONE YEAR      FIVE YEARS     INCEPTION
--------------------------------------------------------------------------
 Alliance Quality Bond Portfolio
   - Class IA Shares                (2.00)%         7.47%          4.96%
--------------------------------------------------------------------------
 Lehman Aggregate Bonds*            (0.82)%         7.73%          5.64%
--------------------------------------------------------------------------
 Lipper Corporate Debt Funds
   BBB Rated Average*               (1.62)%         7.83%          5.32%
--------------------------------------------------------------------------

* For more information on this index, see the preceding section "The
  Benchmarks."

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 MATTHEW BLOOM has been responsible for the day-to-day management of the Portfolio and its predecessor since 1995. Mr. Bloom, a Senior Vice President of Alliance, has been associated with Alliance since 1989.

BALANCED/HYBRID PORTFOLIOS


----------
  103
--------------------------------------------------------------------------------

 EQ/BALANCED PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to achieve a high return through both appreciation of capital and current income.

 THE INVESTMENT STRATEGY

 The Portfolio invests varying portions of its assets primarily in publicly-traded equity and debt securities and money market instruments depending on economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium.

 The Portfolio attempts to achieve long-term growth of capital by investing in common stock and other equity-type instruments. It will try to achieve a competitive level of current income and capital appreciation through investments in publicly traded debt securities and a high level of current income through investments primarily in high-quality U.S. dollar denominated money market instruments.

 The Portfolio's investments in common stocks will primarily consist of common stocks that are listed on national securities exchanges. Smaller amounts will be invested in stocks that are traded over-the-counter and in other equity-type securities. The Portfolio may also invest up to 20% of its total assets in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities).

 The Portfolio at all times will hold at least 25% of its total assets in fixed income securities (including, for these purposes, that portion of the value of securities convertible into common stock which is attributable to the fixed income characteristics of those securities, as well as money market instruments). The Portfolio's equity securities will always comprise at least 25%, but never more than 75%, of the Portfolio's total assets. Consequently, the Portfolio will have a minimum or "core holdings" of at least 25% fixed income securities and 25% equity securities. Over time, holdings are expected to average approximately 50% in fixed income securities and approximately 50% in equity securities. Asset mixes will periodically be rebalanced by the Manager to maintain the expected asset mix.

 The Portfolio may also invest up to 20% of its total assets in foreign securities (which may include American depositary receipts and other depositary arrangements) and may also make use of various other investment strategies, including using up to 50% of its total portfolio assets for securities lending purposes. The Portfolio may also use derivatives, including: writing covered call and put options, purchasing call and put options on all the types of securities in which it may invest, as well as securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon.

 The debt securities will consist principally of bonds, notes, debentures and equipment trust certificates, as well as debt securities with equity features such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, rates or profits. These debt securities will principally be investment grade securities rated at least Baa by Moody's or BBB by S&P, or will be U.S. Government Securities. If such Baa or BBB debt securities held by the Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of them and may continue to hold them if an Adviser considers them appropriate investments under the circumstances. In addition, the Portfolio may at times hold some of its assets in cash.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 MULTIPLE-ADVISER RISK: The EQ/Balanced Portfolio employs multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of common stocks for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio's assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other


     ----------------------------------------------------    EQ Advisors Trust

----------
   104
--------------------------------------------------------------------------------

 Advisers, the same security may be held in two different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity markets is appropriate for their portions of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio.

 ASSET ALLOCATION RISK: In addition to the risks associated with the securities in which the Portfolio invests, the Portfolio is subject to the risk that the actual allocation of the Portfolio's assets between debt and equity securities may adversely affect the Portfolio's value between the Manager's periodic rebalancing.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 FIXED INCOME RISK: This Portfolio invests at least 25% of its total assets in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Portfolio's fixed income holdings, and adverse market and economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

     INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

     INVESTMENT GRADE SECURITIES RISK: The Portfolio could lose money if the issuer or guarantor of a debt security or counterparty to a Portfolio's transaction is unable or unwilling to make timely principal and/or interest payments, or to honor its financial obligations. Investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

----------
  105
--------------------------------------------------------------------------------

 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.

 SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of equity and fixed income securities; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance/Balanced Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/EQ/Balanced Portfolio) whose inception date is January 27, 1986. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------

                   1990                            0.3%
                   1991                           41.3%
                   1992                           -2.8%
                   1993                           12.3%
                   1994                           -8.0%
                   1995                           19.8%
                   1996                           11.7%
                   1997                           15.1%
                   1998                           18.1%
                   1999                          17.79%



 Best quarter (% and time period)    Worst quarter (% and time period)
 13.76% (1998 4th Quarter)           (7.77)% (1998 3rd Quarter)
--------------------------------------------------------------------------


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                ONE YEAR     FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------
 EQ/Balanced Portfolio - Class
   IA Shares                      17.79%       16.44%         11.77%
--------------------------------------------------------------------------
 50% S&P 500 Index/50%
   Lehman Gov't/Corp.*,**          9.07%       17.93%         13.04%
--------------------------------------------------------------------------
 S&P 500*                         21.03%       28.56%         18.21%
--------------------------------------------------------------------------
 Lipper Flex. Port. Funds
   Average*                       12.07%       17.11%         12.94%
--------------------------------------------------------------------------

 * For more information on this index, see the preceding section "The
   Benchmarks."


** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


 WHO MANAGES THE PORTFOLIO

 In accordance with the Multi-Manager Order, the Manager may, among other things, select new or additional Advisers for the Portfolio and may allocate and re-allocate the Portfolio's assets among Advisers. Currently, Alliance Capital Management, L.P., Capital Guardian Trust Company, Prudential Investments Fund Management LLC and Jennison Associates, LLC have been selected by the Manager to serve


     ----------------------------------------------------    EQ Advisors Trust

----------
   106
--------------------------------------------------------------------------------

 as Advisers for this Portfolio. It is anticipated that additional advisers may be added in the future.

 The Manager initially allocated the assets of the Portfolio and will allocate all daily cash inflows (share purchases) and outflows (redemptions and expense items) among the Advisers, subject to the oversight of the Board. The Manager intends, on a periodic basis, to review the asset allocation in the Portfolio. The Manager does not intend, but reserves the right, subject to the oversight of the Board, to reallocate assets from one Adviser to another when it would be in the best interest of the Portfolio and its shareholders to do so. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to other Adviser(s).

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance was the exclusive Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 The portfolio manager responsible for that portion of the Portfolio's total assets that will be advised by Alliance as an Adviser is as follows:

    ROBERT G. HEISTERBERG has been responsible for the day-to-day management of the Portfolio and its predecessor since February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance and Global Economic Policy Analysis, has been associated with Alliance since 1977.

 CAPITAL GUARDIAN TRUST COMPANY. ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071 Capital Guardian was added as an Adviser to the Portfolio as of May 1, 2000. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and manages approximately $123 billion as of December 31, 1999.

 Capital Guardian uses a multiple portfolio manager system under which assets of the Portfolio for which Capital Guardian serves as Adviser are divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the Portfolio's total assets allocated to Capital Guardian as Adviser is managed by a group of investment research analysts.

 The individual portfolio managers of each segment of the Portfolio's total assets that will be advised by Capital Guardian as an Adviser, other than that managed by the group of research analysts, are as follows:

    DONNALISA P. BARNUM. Donnalisa Barnum is a Senior Vice President and a portfolio manager for Capital Guardian. She joined the Capital Guardian organization in 1986.

    MICHAEL R. ERICKSON. Michael Erickson is a Senior Vice President and portfolio manager for Capital Guardian and a Senior Vice President and Director for Capital International Limited. He joined the Capital Guardian organization in 1987.

    DAVID I. FISHER. David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.

    THEODORE R. SAMUELS. Theodore Samuels is a Senior Vice President and a Director for Capital Guardian, as well as a Director of Capital International Research, Inc. He joined the Capital Guardian organization in 1981.

    EUGENE P. STEIN. Eugene Stein is Executive Vice President, a Director, a portfolio manager, and Chairman

----------
  107
--------------------------------------------------------------------------------

    of the Investment Committee for Capital Guardian. He joined the Capital Guardian organization in 1972.

    TERRY BERKEMEIER. Terry Berkemeier is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility in Capital Guardian Trust Company and research responsibilities for the global metals and mining industries. He joined the Capital Guardian organization in 1992.

 PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC ("PIFM"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 was added as an Adviser to the Portfolio as of May 1, 2000. PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of October 31, 1999, PIFM served as either the manager or administrator to various investment companies, with aggregate assets of approximately $72 billion.

 JENNISON ASSOCIATES LLC ("Jennison"), 466 Lexington Avenue, New York, New York 10017 was added as an Adviser to the Portfolio as of May 1, 2000. PIFM supervises Jennison. Jennison has served as an investment adviser to investment companies since 1990 and manages approximately $48.4 billion in assets as of September 30, 1999.

 The individual portfolio managers for that portion of the Portfolio's total assets that will be advised by PIFM as an Adviser and Jennison are as follows:


    MICHAEL A. DEBALSO. Michael A. DeBalso is a Director, Executive Vice President, Director of Equity Research and Equity Portfolio Manager of Jennison. Mr. DeBalso joined Jennison in 1972.

    KATHLEEN A. MCCARRAGHER. Ms. McCarragher is a Director, Executive Vice President, Domestic Growth Equity Investment Strategist and Equity Portfolio Manager of Jennison. Ms. McCarragher joined Jennison in 1998. From 1992-1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer.

 PIFM and Jennison are wholly-owned subsidiaries of The Prudential Insurance Company of America.


     ----------------------------------------------------    EQ Advisors Trust

----------
   108
--------------------------------------------------------------------------------

 ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

 THE INVESTMENT STRATEGY

 The Portfolio invests varying portions of its assets in high quality, publicly-traded fixed income securities (including money market instruments and cash) and publicly-traded common stocks and other equity securities of U.S. and non-U.S. issuers.

 The Portfolio will at all times hold at least 40% of its assets in investment grade fixed income securities, each having a duration, as determined by the Adviser, that is less than that of a 10-year Treasury bond (the "fixed income core"). The Portfolio is generally expected to hold approximately 70% of its assets in fixed income securities (including the fixed income core) and 30% in equity securities. Actual asset mixes will be adjusted in response to economic and credit market cycles. The fixed income asset class will always comprise at least 50%, but never more than 90%, of the Portfolio's total assets. The equity class will always comprise at least 10%, but never more than 50%, of the Portfolio's total assets.

   Duration is a measure of the weighted average maturity of the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.

   In some cases, the Adviser's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, in the mortgage-backed or asset-backed securities, and foreign and domestic interest rates). As of December 31, 1999, the Adviser considered the duration of a 10-year Treasury bond to be 7.3 years. The Portfolio's investments will generally have a final maturity of not more than ten years or a duration not exceeding that of a 10-year Treasury note.

 All debt securities held by the Portfolio will be of investment grade (i.e., rated at least BBB by S&P or Baa by Moody's) or unrated securities of comparable quality as determined by the Adviser. The equity securities invested in by the Portfolio will consist primarily of common stocks (including convertible securities). The Portfolio may also invest in stocks that are traded over-the-counter and in other equity-type securities. No more than 15% of the Portfolio's assets will be invested in securities of non-U.S. issuers.

 The Portfolio may also make use of various other investment strategies and derivatives. Up to 50% of its total assets may be used for securities lending purposes.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 ASSET ALLOCATION RISK: In addition to the risks associated with the securities in which the Portfolio invests, the Portfolio is subject to the risk that the Adviser's allocation of the Portfolio's assets between debt and equity securities may adversely affect the Portfolio's value.

 FIXED INCOME RISK: This Portfolio invests primarily in fixed income securities, therefore, the Portfolio's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Portfolio's fixed

----------
  109
--------------------------------------------------------------------------------

 income holdings, and adverse market and economic conditions. Other risks that relate to the Portfolio's investment in fixed income securities include:

     INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

     INVESTMENT GRADE SECURITIES RISK: The Portfolio could lose money if the issuer or guarantor of a debt security or counterparty to a Portfolio's transaction is unable or unwilling to make timely principal and/or interest payments, or to honor its financial obligations. Investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

     MORTGAGE BACKED SECURITIES RISK: Rising interest rates may cause the duration of mortgage-backed securities to increase, making them even more susceptible to interest rate changes. Falling interest rates may cause the value and yield of mortgage-backed securities to fall. Falling interest rates also may encourage borrowers to pay off their mortgages sooner than anticipated (pre-payment). The Portfolio would need to reinvest the pre-paid funds at the newer, lower interest rates.

 CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

 SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like, which may cause the Portfolio to lose money or be prevented from earning capital gains.


     ----------------------------------------------------    EQ Advisors Trust

----------
   110
--------------------------------------------------------------------------------

 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.

 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of fixed income and equity securities; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Conservative Investors Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Conservative Investors Portfolio) whose inception date is October 2, 1989. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------

                          1990                    6.3%
                          1991                   19.8%
                          1992                    5.6%
                          1993                   10.8%
                          1994                   -4.1%
                          1995                   20.4%
                          1996                    5.2%
                          1997                   13.3%
                          1998                   13.9%
                          1999                   9.87%



 Best quarter (% and time period)    Worst quarter (% and time period)
-----------------------------------  ----------------------------------
 7.65% (1998 4th Quarter)            (2.05)% (1994 1st Quarter)

--------------------------------------------------------------------------


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                           ONE YEAR     FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------
 Alliance Conservative
   Investors Portfolio -
   Class IA Shares          10.14%       12.47%          9.94%
--------------------------------------------------------------------------
 70% Lehman Treasury/30%
   S&P 500 Index*,**         4.19%       13.60%         10.75%
--------------------------------------------------------------------------
 S&P 500*                   21.03%       28.56%         18.21%
--------------------------------------------------------------------------
 Lipper Income Average*      4.65%       14.57%         10.84%
--------------------------------------------------------------------------

 * For more information on this index, see the preceding section "The
   Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 ROBERT G. HEISTERBERG has been responsible for the day-to-day management of the Portfolio and its predecessor

----------
  111
--------------------------------------------------------------------------------

 since February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance and Global Economic Policy Analysis, has been associated with Alliance since 1977.



     ----------------------------------------------------    EQ Advisors Trust

----------
   112
--------------------------------------------------------------------------------

 ALLIANCE GROWTH INVESTORS PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk.

 THE INVESTMENT STRATEGY

 The Portfolio allocates varying portions of its assets to a number of asset classes. The fixed income asset class will always comprise at least 10%, but never more than 60%, of the Portfolio's total assets. The equity class will always comprise at least 40%, but never more than 90%, of the Portfolio's total assets. Over time, the Portfolio's holdings, on average, are expected to be allocated 70% to equity securities and 30% to debt securities. Actual asset mixes will be adjusted in response to economic and credit market cycles.

 The Portfolio's investments in equity securities will include both exchange-traded and over-the counter common stocks and other equity securities, including foreign stocks, preferred stocks, convertible debt instruments, as well as securities issued by small-and mid-sized companies that have favorable growth prospects.

 The Portfolio's debt securities may include foreign debt securities, investment grade fixed income securities (including cash and money market instruments) as well as lower quality, higher yielding debt securities (junk bonds). The Portfolio may also make use of various other investment strategies and derivatives. Up to 50% of its total assets may be used for securities lending purposes. No more than 30% of the Portfolio's assets will be invested in securities of foreign issuers.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 ASSET ALLOCATION RISK: In addition to the risks associated with the securities in which the Portfolio invests, the Portfolio is subject to the risk that the Adviser's allocation of the Portfolio's assets between debt and equity securities may adversely affect the Portfolio's value.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment-grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than if it invested in higher-rated obligations because BBB- rated securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. Other risks that relate to the Portfolio's investment in fixed income securities include:

     INTEREST RATE RISK: When interest rates rise, the value (i.e., share price and total return) of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true.

     JUNK BOND RISK: The Portfolio may invest a portion of its assets in "junk bonds" or lower-rated securities rated BB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality. Therefore, credit risk is particularly significant for this Portfolio. Junk bonds have speculative elements or are predominantly speculative credit risks. This Portfolio may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate

----------
  113
--------------------------------------------------------------------------------

    restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

 LEVERAGING RISK: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risk will tend to be compounded.

 SMALL CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known, held primarily by insiders or institutional investors and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; such companies have limited financial resources or may depend on a few key employees; and the products of technologies of such companies may be at a relatively early stage of development or not fully tested.

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in relation to changes in interest rates and changes in the value of the underlying common stock.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.

 SECURITIES LENDING RISK: This Portfolio may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and ten years and compares the


     ----------------------------------------------------    EQ Advisors Trust

----------
   114
--------------------------------------------------------------------------------

 Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of equity and fixed income securities; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Growth Investors Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Growth Investors Portfolio) whose inception date is October 2, 1989. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through December 31, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------

                     1990                             10.7%
                     1991                             48.8%
                     1992                              4.9%
                     1993                             15.3%
                     1994                             -3.2%
                     1995                             26.4%
                     1996                             12.6%
                     1997                             16.9%
                     1998                             19.1%
                     1999                            26.58%



 Best quarter (% and time period)    Worst quarter (% and time period)
 18.16% (1998 4th Quarter)           (10.60)% (1990 3rd Quarter)
--------------------------------------------------------------------------



--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                  ONE YEAR     FIVE YEARS     TEN YEARS
 Alliance Growth Investors
   Portfolio - Class IA Shares     26.58%       20.19%         17.08%
--------------------------------------------------------------------------
 70% S&P 500 Index/30%
   Lehman Gov't/Corp.*,**          13.77%       22.15%         15.13%
--------------------------------------------------------------------------
 S&P 500*                          21.03%       28.56%         18.21%
--------------------------------------------------------------------------
 Lipper Flexible Portfolio
   Average*                        12.07%       17.11%         12.94%
--------------------------------------------------------------------------

 * For more information on this index, see the preceding section "The
   Benchmarks."


** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 ROBERT G. HEISTERBERG has been responsible for the day-to-day management of the Portfolio and its predecessor since February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance and Global Economic Policy Analysis, has been associated with Alliance since 1977.

----------
  115
--------------------------------------------------------------------------------

 EQ/EVERGREEN FOUNDATION PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to provide, in order of priority, reasonable income, conservation of capital and capital appreciation.

 For purposes of this Portfolio, the words "reasonable income" mean moderate income.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in a combination of common stocks, preferred stocks, securities that are convertible into or exchangeable for common stocks, investment grade corporate debt securities, securities of or guaranteed by the U.S. Government, its agencies or instrumentalities, and short-term debt instruments, such as high quality commercial paper, and obligations of FDIC-member banks. Investments in common stocks focus on those that pay dividends and have the potential for capital appreciation. Common stocks are selected based on a combination of financial strength and estimated growth potential. Bonds are selected based on the Adviser's projections of interest rates, varying amounts and maturities in order to achieve capital protection and, when possible, capital appreciation. The asset allocation of the Portfolio will vary in accordance with changing economic and market conditions.

 Under normal market conditions, at least 25% of the Portfolio's net assets will be invested in fixed income securities. In selecting debt securities, the Adviser will emphasize securities that the Adviser believes will not be subject to significant fluctuations in value. The corporate debt obligations purchased by the Portfolio will be rated A or higher by S&P and Moody's. The Fund is not managed with a targeted maturity.

 When market or financial conditions warrant, the Portfolio may invest 100% of its assets in short-term obligations for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other Nationally Recognized Statistical Rating Organization ("NRSRO"), it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.

 CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stocks, but generally offer lower yields than unconvertible securities of similar quality. Convertible securities fluctuate both in relation to changes in interest rates and changes in the value of the underlying common stock.


     ----------------------------------------------------    EQ Advisors Trust

----------
   116
--------------------------------------------------------------------------------

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1999, the Portfolio's first full year of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for this Portfolio is December 31, 1998.


--------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------

                        1999                         7.38%


 Best quarter:                       Worst quarter:
 10.70% (1999 4th Quarter)           (7.27)% (1999 4th Quarter)
--------------------------------------------------------------------------


--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                                       SINCE
                                        ONE YEAR     INCEPTION
--------------------------------------------------------------------------
 EQ/Evergreen Foundation Portfolio         7.38%        7.38%
--------------------------------------------------------------------------
 60% S&P 500/40% Lehman Aggregate
  Bond*,**                                11.15%       11.15%
--------------------------------------------------------------------------
 S&P 500*                                 21.03%       21.03%
--------------------------------------------------------------------------

 * For more information on this index, see the preceding section "The
   Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

 WHO MANAGES THE PORTFOLIO

 EVERGREEN ASSET MANAGEMENT CORP. ("Evergreen"), 1311 Mamaroneck Avenue, White Plains, New York 10605. Evergreen has been the Adviser to the Portfolio since it commenced operations. Evergreen is a registered investment adviser and a wholly-owned subsidiary of First Union Corporation. Evergreen offers a broad range of financial services to individuals and businesses throughout the United States.

 JEAN LEDFORD and RICHARD WELSH became co-managers of the Portfolio in August 1999. Jean Ledford, CFA, became President and Chief Executive Officer of Evergreen in August 1999. From February 1997 until she joined Evergreen, Ms. Ledford worked as a portfolio manager at American Century Investments ("American Century"). From 1980 until she joined American Century, Ms. Ledford was the investment director at the State of Wisconsin Investment Board.

 Mr. Welsh joined Evergreen as Senior Vice President and portfolio manager in August 1999. Prior to joining Evergreen, he worked for five years as a portfolio manager and analyst at American Century.

----------
  117
--------------------------------------------------------------------------------

 MERCURY WORLD STRATEGY PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks high total investment return by investing primarily in a portfolio of equity and fixed income securities, including convertible securities, of U.S. and foreign issuers.

   For purposes of this Portfolio, "total investment return" consists of interest, dividends, discount accruals and capital changes, including changes in the value of non-dollar denominated securities and other assets and liabilities resulting from currency fluctuations.

 THE INVESTMENT STRATEGY

 The Portfolio is a non-diversified Portfolio that invests in both equity securities and fixed income securities. The Portfolio may invest entirely in equity securities, entirely in fixed income securities, or partly in equity securities and partly in fixed income securities.

   A Portfolio may be considered to be "non-diversified" for federal securities law purposes because it invests in a limited number of securities. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.

 The Portfolio will normally invest a significant portion of its assets in equity securities of companies throughout the world. The equity securities in which the Portfolio invests will primarily be common stocks of large companies.

 There are no limits on the Portfolio's ability to invest in any country or geographic region. The Portfolio can invest primarily in U.S. securities, primarily in foreign securities, or partly in both. It normally invests in at least three countries at any given time. The Portfolio may invest in companies in emerging markets, but the Adviser anticipates that a substantially greater portion of the Portfolio's equity investments will be in companies in developed countries. At the present time, the Portfolio focuses on investments in Canada, Western Europe, the Far East, and Latin America, as well as in the United States. The Adviser will select the percentage of the Portfolio's assets that will be invested in equity securities and fixed income securities, as well as the geographic allocation of the Portfolio's investments, based on its view of general economic and financial trends in various countries and industries, such as inflation, commodity prices, the direction of interest and currency movements, estimates of growth in industry output and profits, and government fiscal policies. For example, if the Adviser believes that falling commodity prices and decreasing estimates of industrial output globally signal low growth and limited returns from equity securities, the Portfolio may emphasize fixed income investments. Similarly, if the Adviser believes that low inflation, new technologies and improvements in economic productivity in a country or region signal a promising environment for equity securities in that country or region the Portfolio may emphasize equity investments in that country or region.

 The Portfolio may invest in fixed-income securities of any maturity, including United States and foreign government securities and corporate debt securities. The Portfolio will only invest in debt securities that are rated investment grade by S&P or Moody's or unrated securities that are of comparable quality.

 The Portfolio may also invest in securities denominated in currencies other than the U.S. dollar. The Portfolio may also engage in currency transactions to hedge against the risk of loss from changes in currency exchange rates. In addition, the Portfolio may also employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk.

 The Portfolio has no stated minimum holding period for investments, and will buy or sell securities whenever the Adviser sees an appropriate opportunity.


     ----------------------------------------------------    EQ Advisors Trust

----------
   118
--------------------------------------------------------------------------------

 When market or financial conditions warrant, the Portfolio may invest up to 100% of its assets in United States Government or Government agency securities, money market securities, other fixed income securities, or cash for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 CONVERTIBLE SECURITIES RISK: Convertible securities generally enable the Portfolio to benefit from increases in the market price of the underlying common stocks, but generally offer lower yields than unconvertible securities of similar quality. Convertible securities fluctuate both in relation to changes in interest rates and changes in the value of the underlying common stock.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

     REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 NON-DIVERSIFICATION RISK: Since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of the Portfolio may be more sensitive to changes in the market value of a single issuer or industry or to risks associated with a single economic, political or regulatory event than a diversified portfolio.

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the

----------
  119
--------------------------------------------------------------------------------

 price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate has been over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.


--------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------


                          1998                  6.81%
                          1999                 21.35%



 Best quarter:                       Worst quarter:
 14.72% (1999 4th Quarter)           (11.15)% (1998 3rd Quarter)
--------------------------------------------------------------------------



--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                                      SINCE
                                       ONE YEAR     INCEPTION
--------------------------------------------------------------------------
 Mercury World Strategy Portfolio        21.35%       12.11%
--------------------------------------------------------------------------
 Mercury World Strategy Composite
--------------------------------------------------------------------------
 Market Benchmark Index*,**              13.07%       16.18%
--------------------------------------------------------------------------
 S&P 500*                                21.03%       27.36%
--------------------------------------------------------------------------

 * For more information on this index, see the preceding section "The
   Benchmarks."
** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


 WHO MANAGES THE PORTFOLIO

 MERCURY ASSET MANAGEMENT US ("MERCURY"), A DIVISION OF FUND ASSET MANAGEMENT, L.P. ("FAM") 800 Scudders Mill Road, Plainsboro, New Jersey 08543. Mercury, or the Portfolio's predecessor Adviser, Merrill Lynch Asset Management, L.P., ("MLAM") has been the Adviser to the Portfolio since it commenced operations. FAM and MLAM are both part of the Merrill Lynch Asset Management Group and each is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., a financial services holding company. The general partner of FAM and MLAM is Princeton Services, Inc., a wholly-owned subsidiary of Merrill Lynch & Co., Inc. Mercury and its affiliates act as the manager for more than 100 registered investment companies. Mercury also offers portfolio management and portfolio analysis services to individuals and institutions.

 THOMAS R. ROBINSON is the Portfolio Manager primarily responsible for the day-to-day management of the Portfolio since it commenced operations. Mr. Robinson has served as a First Vice President of Mercury or its predecessor since 1997 and as a Senior Portfolio Manager of Mercury or its predecessor since 1995.


     ----------------------------------------------------    EQ Advisors Trust

----------
   120
--------------------------------------------------------------------------------

 EQ/PUTNAM BALANCED PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds that will produce both capital growth and current income.

 THE INVESTMENT STRATEGY

 The Portfolio may invest in almost any type of security or negotiable instrument, including common stocks, corporate bonds, cash and money market securities. Although the proportion invested in each type of security is not fixed, generally, no more than 75% of the Portfolio's assets will be invested in common stocks, securities that are convertible into common stocks and other equity securities.

 The Portfolio uses a value-oriented approach by investing in stocks the Adviser believes are currently selling below their true worth.

   Value-investing attempts to identify strong companies selling at a discount from their perceived true worth. The Adviser selects stocks for the Portfolio at prices which in its view are temporarily low relative to the company's earnings, assets, cash flow and dividends.

 The Portfolio may also invest in debt securities, issued by the U.S. Government or by private companies. Most of the Portfolio's debt securities will be investment grade (rated at least BBB) and are generally intermediate- to long-term (with maturities of more than three (3) years). The Portfolio may also invest in lower-rated debt securities (called "junk bonds").

 The Portfolio may also invest up to 20% of its total assets in foreign securities and may purchase Eurodollar certificates of deposit (i.e., short-term time deposits issued by European banks) without regard to this 20% limit.

 When market or financial conditions warrant, the Portfolio may invest up to 100% of its assets in short term obligations for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:

 VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. The risk that an issuer or guarantor of a fixed income security or counterparty to the Portfolio's fixed income transaction is unable to meet its financial obligations is particularly significant for this Portfolio because this Portfolio invests a

----------
  121
--------------------------------------------------------------------------------

 portion of its assets in "junk bonds" (i.e., securities rated below investment grade). Junk bonds are issued by companies with questionable credit strength and, consequently, are considered to be speculative in nature and may be subject to greater market fluctuations than investment grade fixed-income securities.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce performance results. The inception date for the Portfolio is May 1, 1997.

--------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------

                    1998                     11.92%
                    1999                      0.01%


 Best quarter:                       Worst quarter:
 9.33% (1999 4th Quarter)            (7.21)% (1999 3rd Quarter)
--------------------------------------------------------------------------


--------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------
                                                       SINCE
                                        ONE YEAR     INCEPTION
--------------------------------------------------------------------------
 EQ/Putnam Balanced Portfolio              0.01%        9.69%
--------------------------------------------------------------------------
 60% S&P 500/40% Lehman Gov't/Corp.
  Index*,**                               11.39%       18.81%
--------------------------------------------------------------------------
 S&P 500*                                 21.03%       27.36%
--------------------------------------------------------------------------

 * For more information on this index, see the preceding section "The
   Benchmarks."
** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


 WHO MANAGES THE PORTFOLIO

 PUTNAM INVESTMENT MANAGEMENT, INC. ("Putnam Management"), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since it commenced operations. Putnam Management has been managing mutual funds since 1937. Putnam Management is a subsidiary of Putnam Investments, Inc., which is itself a subsidiary of Marsh & McLennan Companies, Inc.


     ----------------------------------------------------    EQ Advisors Trust

----------
   122
--------------------------------------------------------------------------------

 DEBORAH KUENSTNER manages the team responsible for the day-to-day management of the equities portion of the Portfolio since April 2000. Ms. Kuenstner is Managing Director, Chief Investment Officer of the Large Cap Value Equities Group and joined Putnam in 1997 as Senior Vice President and Senior Portfolio Manager in the International Core and Value Equity Group. Prior to joining Putnam, Ms. Kuenstner was the Senior Portfolio Manager, International Equities of DuPont Pension Fund Investment from 1989 to 1997. JAMES M. PRUSKO, Senior Vice President, manages the Core Fixed Income Team responsible for the day-to-day management of the fixed income portion of the Portfolio. He has been employed by Putnam Management as an investment professional since 1992.

3
More information on principal risks


----------------
  123
--------------------------------------------------------------------------------

 Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio's shares may be affected by the Portfolio's investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio's net asset value.

 There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose principal value.

 GENERAL INVESTMENT RISKS: Each Portfolio is subject to the following risks:

 ASSET CLASS RISK: There is the possibility that the returns from the types of securities in which a Portfolio invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

 MARKET RISK: Each Portfolio's share price moves up and down over the short term in reaction to stock or bond market movements. This means that you could lose money over short periods, and perhaps over longer periods during extended market downturns.

 SECURITY SELECTION RISK: The Adviser(s) for each Portfolio rely on the insights of different specialists in making investment decisions based on the Portfolio's particular investment objective(s) and investment strategies. There is the possibility that the specific securities held by a Portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the Adviser's choice of portfolio securities.

 As indicated in "Summary Information Concerning EQ Advisors Trust" and "About the Investment Portfolios," a particular Portfolio may also be subject to the following risks:

 CONVERTIBLE SECURITIES RISK: Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

 DERIVATIVES RISK: Derivatives are financial contracts whose value depends on, or is derived from the value of an underlying asset, reference rate or index. Derivatives include stock options, securities index options, currency options, forward currency exchange contracts, futures contracts, swaps and options on futures contracts. Certain Portfolios can use derivatives involving the U.S. Government and foreign government securities and currencies. Investments in derivatives can significantly increase your exposure to market risk, or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FIXED INCOME RISK: To the extent that any of the Portfolios invest a substantial amount of its assets in fixed income securities, a Portfolio may be subject to the following risks:

----------
   124
--------------------------------------------------------------------------------

     ASSET-BACKED SECURITIES RISK: The Portfolio's investments in asset-backed securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. When interest rates are declining, there are usually more prepayments of loans which will shorten the life of these securities. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering the Portfolio's yield.

     CREDIT RISK: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Portfolio's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.

     Credit risk is particularly significant for the Portfolios, such as the Alliance Growth Investors Portfolio and the Alliance High Yield Portfolio, that invest a material portion of their assets in "JUNK BONDS" or lower-rated securities (i.e., rated BB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality). These debt securities and similar unrated securities have speculative elements or are predominantly speculative credit risks. Portfolios such as the Alliance Growth Investors Portfolio and the Alliance High Yield Portfolio may also be subject to greater credit risk because they may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

     INTEREST RATE RISK: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

     MORTGAGE-BACKED SECURITIES RISK: In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise,

----------
  125
--------------------------------------------------------------------------------

     the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

     INVESTMENT GRADE SECURITIES RISK: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

     JUNK BONDS OR LOWER RATED SECURITIES RISK: Bonds rated below investment grade by S&P and Moody's are speculative in nature, may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These bonds are considered "below investment grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value.

 FOREIGN SECURITIES RISK: A Portfolio's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect a Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

     CURRENCY RISK: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

     EMERGING MARKET RISK: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

     EURO RISK: Certain of the Portfolios may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement


     ----------------------------------------------------    EQ Advisors Trust


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     systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

     POLITICAL/ECONOMIC RISK: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio's foreign investments.

     REGULATORY RISK: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

     TRANSACTION COSTS RISK: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

 GROWTH INVESTING RISK: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market.

 INDEX-FUND RISK: The Alliance Equity Index Portfolio is not actively managed (which involves buying and selling of securities based upon economic, financial and market analysis and investment judgment). Rather, the Alliance Equity Index Portfolio utilizes proprietary modeling techniques to match the performance results of the S&P 500 Index. Therefore, the Portfolio will invest in the securities included in the relevant index or substantially identical securities regardless of market trends. The Portfolio cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the relevant index.

 LEVERAGING RISK: When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. All of the Portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

 LIQUIDITY RISK: Certain securities held by a Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. A Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that a Portfolio may lose money or be prevented from earning capital gains if it can not sell a security at the time and price that is most beneficial to the Portfolio. Portfolios that invest in privately-placed securities, high-yield bonds, mortgage-backed securities or foreign or emerging market securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular Portfolio may be more susceptible to some of these risks than others, as noted in the description of each Portfolio.

 MONEY MARKET RISK: Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of the Alliance Money Market Portfolio's investments, increases in interest rates and deteriorations in the credit quality of the instruments the Portfolio has

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 purchased may reduce the Portfolio's yield. In addition, the Portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation.

 MULTIPLE-ADVISER RISK: The EQ/Aggressive Stock and EQ/Balanced Portfolios employ multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of common stocks for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio's assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other Advisers, the same security may be held in two different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity markets is appropriate for their portions of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio.

 NON-DIVERSIFICATION RISK: The Lazard Small Cap Value Portfolio, the Morgan Stanley Emerging Markets Equity and Mercury World Strategy Portfolios are classified as "non-diversified" investment companies, which means that the proportion of each Portfolio's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Since a relatively high percentage of each non-diversified Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of each Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of a Portfolio's investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than it would have had it been invested in a greater number of securities. However to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") and receive pass through tax treatment, each Portfolio at the close of each fiscal quarter, may not have more than 25% of its total assets invested in the securities of any one issuer (excluding U.S. Government obligations) and with respect to 50% of its assets, (i) may not have more than 5% of its total assets invested in the securities of any one issuer and (ii) may not own more than 10% of the outstanding voting securities of any one issuer. Each non-diversified Portfolio intends to qualify as a RIC.

 PORTFOLIO TURNOVER RISK: Consistent with their investment policies, the Portfolios also will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs that could be passed through to shareholders.

 SECTOR RISK: Market or economic factors affecting certain companies or industries in a particular industry sector could have a major effect on the value of a Portfolio's investments. Many technology stocks, especially those of smaller less-seasoned companies, tend to be more volatile than the overall market.

 SECURITIES LENDING RISK: For purposes of realizing additional income, each Portfolio may lend securities to broker-dealers approved by the Board of Trustees. In addition, the Alliance High Yield and Alliance Intermediate Government Securities Portfolios may each make secured loans of its portfolio securities without restriction. Any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified


     ----------------------------------------------------    EQ Advisors Trust



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 banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

 SMALL-CAP AND MID-CAP COMPANY RISK: A Portfolio's investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

 VALUE INVESTING RISK: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

 The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.

4
Management of the Trust



----------------
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 This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section "About The Investment Portfolios."

 THE TRUST

 The Trust is organized as a Delaware business trust and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust issues shares of beneficial interest that are currently divided among forty-one (41) Portfolios, each of which has authorized Class IA and Class IB shares. Each Portfolio has its own objectives, investment strategies and risks, which have been previously described in this prospectus.

 THE MANAGER

 The Equitable Life Assurance Society of the United States ("Equitable"), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. EQ Financial Consultants, Inc. ("EQFC") previously served as the Manager of the Trust, until September 17, 1999 when the Trust's Investment Management Agreement was transferred to Equitable. Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a subsidiary of AXA, a French insurance holding company.

 Subject to the supervision and direction of the Board of Trustees, the Manager has overall responsibility for the general management of the Trust. In the exercise of that responsibility, and under the Multi-Manager Order, the Manager, without obtaining shareholder approval but subject to the review and approval by the Board of Trustees, may: (i) select new or additional Advisers for the Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers. The Manager also monitors each Adviser's investment program and results, reviews brokerage matters, and carries out the directives of the Board of Trustees. The Manager also supervises the provision of services by third parties such as the Trust's custodian.

 The contractual management fee rates payable by the Trust are at the following annual percentages of the value of each Portfolio's average daily net assets:

 CONTRACTUAL FEE UNDER MANAGEMENT AGREEMENT (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)(FEE ON ALL ASSETS)


--------------------------------------------------------------------------
 INDEX PORTFOLIO
--------------------------------------------------------------------------
 Alliance Equity Index     0.250%
--------------------------------------------------------------------------

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CONTRACTUAL FEE UNDER MANAGEMENT AGREEMENT
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

------------------------------------------------------------------------------------------------------------------
                                                    FIRST          NEXT          NEXT          NEXT
 DEBT PORTFOLIOS                               $750 MILLION   $750 MILLION   $1 BILLION   $2.5 BILLION   THEREAFTER
------------------------------------------------------------------------------------------------------------------
Alliance High Yield                                0.600%         0.575%        0.550%        0.530%        0.520%
Alliance Intermediate Government Securities        0.500%         0.475%        0.450%        0.430%        0.420%
Alliance Money Market                              0.350%         0.325%        0.300%        0.280%        0.270%
Alliance Quality Bond                              0.525%         0.500%        0.475%        0.455%        0.445%
------------------------------------------------------------------------------------------------------------------

CONTRACTUAL FEE UNDER MANAGEMENT AGREEMENT
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


------------------------------------------------------------------------------------------------------------------
                                              FIRST        NEXT         NEXT         NEXT
 EQUITY PORTFOLIOS                        $1 BILLION   $1 BILLION   $3 BILLION   $5 BILLION   THEREAFTER
------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                          0.650%       0.600%       0.575%       0.550%       0.525%
EQ/Balanced                                  0.600%       0.550%       0.525%       0.500%       0.475%
Alliance Common Stock                        0.550%       0.500%       0.475%       0.450%       0.425%
Alliance Conservative Investors              0.600%       0.550%       0.525%       0.500%       0.475%
Alliance Global                              0.750%       0.700%       0.675%       0.650%       0.625%
Alliance Growth and Income                   0.600%       0.550%       0.525%       0.500%       0.475%
Alliance Growth Investors                    0.600%       0.550%       0.525%       0.500%       0.475%
Alliance International                       0.850%       0.800%       0.775%       0.750%       0.725%
Alliance Small Cap Growth                    0.750%       0.700%       0.675%       0.650%       0.625%
Calvert Socially Responsible                 0.650%       0.600%       0.575%       0.550%       0.525%
Capital Guardian International               0.850%       0.800%       0.775%       0.750%       0.725%
Capital Guardian Research                    0.650%       0.600%       0.575%       0.550%       0.525%
Capital Guardian U.S. Equity                 0.650%       0.600%       0.575%       0.550%       0.525%
EQ/Alliance Premier Growth                   0.900%       0.850%       0.825%       0.800%       0.775%
EQ/Alliance Technology                       0.900%       0.850%       0.825%       0.800%       0.775%
EQ/Evergreen Foundation                      0.600%       0.550%       0.525%       0.500%       0.475%
EQ/Evergreen                                 0.650%       0.600%       0.575%       0.550%       0.525%
EQ/Putnam Balanced                           0.600%       0.550%       0.525%       0.500%       0.475%
EQ/Putnam Growth & Income Value              0.600%       0.550%       0.525%       0.500%       0.475%
EQ/Putnam International Equity               0.850%       0.800%       0.775%       0.750%       0.725%
EQ/Putnam Investors Growth                   0.650%       0.600%       0.575%       0.550%       0.525%
Lazard Large Cap Value                       0.650%       0.600%       0.575%       0.550%       0.525%
Lazard Small Cap Value                       0.750%       0.700%       0.675%       0.650%       0.625%
Mercury Basic Value Equity                   0.600%       0.550%       0.525%       0.500%       0.475%
Mercury World Strategy                       0.700%       0.650%       0.625%       0.600%       0.575%
MFS Emerging Growth Companies                0.650%       0.600%       0.575%       0.550%       0.525%
MFS Growth with Income                       0.600%       0.550%       0.525%       0.500%       0.475%
MFS Research                                 0.650%       0.600%       0.575%       0.550%       0.525%
Morgan Stanley Emerging Markets Equity       1.150%       1.100%       1.075%       1.050%       1.025%
T. Rowe Price Equity Income                  0.600%       0.550%       0.525%       0.500%       0.475%
T. Rowe Price International Stock            0.850%       0.800%       0.775%       0.750%       0.725%
Warburg Pincus Small Company Value           0.750%       0.700%       0.675%       0.650%       0.625%
------------------------------------------------------------------------------------------------------------------

For five Portfolios (i.e., Lazard Large Cap Value, T. Rowe Price International Stock, EQ/Putnam Growth & Income Value, EQ/Putnam Balanced, and Warburg Pincus Small Cap Value Portfolios) the Manager has agreed not to implement any increase in the applicable management fee rates (as approved by shareholders) until July 31, 2001, unless the Board agrees that such a management fee increase should be put into operation earlier.

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 The table below shows the annual rate of the management fees (as a percentage of each Portfolio's average daily net assets) that the Manager (or the predecessor Manager for certain of the Portfolios) received in 1999 for managing each of the Portfolios and the rate of the management fees waived by the Manager (or the predecessor Manager for certain of the Portfolios) in 1999 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to certain of the Portfolios.

 MANAGEMENT FEES PAID BY THE PORTFOLIOS IN 1999*




---------------------------------------------------------------------
                                   ANNUAL         RATE OF
                                    RATE           FEES
 PORTFOLIOS                       RECEIVED        WAIVED
---------------------------------------------------------------------
 EQ/Aggressive Stock                 0.54%         0.00%
 EQ/Balanced                         0.41%         0.00%
 Alliance Common Stock               0.36%         0.00%
 Alliance Conservative Investors     0.48%         0.00%
 Alliance Equity Index               0.30%         0.00%
 Alliance Global                     0.63%         0.00%
 Alliance Growth & Income            0.54%         0.00%
 Alliance Growth Investors           0.50%         0.00%
 Alliance High Yield                 0.60%         0.00%
 Alliance Intermediate               0.50%         0.00%
   Government Securities
 Alliance International              0.90%         0.00%
 Alliance Money Market               0.34%         0.00%
 EQ/Alliance Premier Growth          0.90%         0.22%
 Alliance Quality Bond               0.53%         0.00%
 Alliance Small Cap Growth           0.90%         0.00%
 BT Equity Index 500                 0.25%         0.12%
 BT International Equity Index       0.35%         0.11%
 BT Small Company Index              0.25%         0.49%
 Calvert Socially Responsible        0.65%         4.33%
 Capital Guardian International      0.75%         0.45%
 Capital Guardian Research           0.65%         0.40%
 Capital Guardian U.S. Equity        0.65%         0.28%
 Evergreen                           0.75%         1.81%
 Evergreen Foundation                0.63%         0.99%
 J.P. Morgan Core Bond               0.45%         0.09%
 Lazard Large Cap Value              0.55%         0.06%
 Lazard Small Cap Value              0.80%         0.10%
---------------------------------------------------------------------

---------------------------------------------------------------------
                                    ANNUAL         RATE OF
                                     RATE           FEES
 PORTFOLIOS                        RECEIVED        WAIVED
---------------------------------------------------------------------
 Mercury Basic Value                 0.55%         0.11%
 Mercury World Strategy              0.70%         0.20%
 MFS Emerging Growth                 0.55%         0.10%
   Companies
 MFS Growth with Income              0.55%         0.31%
 MFS Research                        0.55%         0.11%
 Morgan Stanley Emerging             1.15%         0.64%
   Markets Equity
 EQ/Putnam Balanced                  0.55%         0.17%
 EQ/Putnam Growth & Income           0.55%         0.10%
   Value
 EQ/Putnam International Equity      0.70%         0.06%
 EQ/Putnam Investors Growth          0.55%         0.05%
 T. Rowe Price Equity Income         0.55%         0.15%
 T. Rowe Price International         0.75%         0.09%
 Warburg Pincus Small Company        0.65%         0.13%
   Value
---------------------------------------------------------------------

  * The EQ/Alliance Technology Portfolio is not included in the above table because it had no operations during the fiscal year ended December 31, 1999.

 EXPENSE LIMITATION AGREEMENT

 In the interest of limiting until April 30, 2001 the expenses of each Portfolio (except for the Portfolios for which Alliance serves as Investment Adviser, other than EQ/Alliance Premier Growth Portfolio), the Manager has entered into an amended and restated expense limitation agreement with the Trust with respect to those Portfolios ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act), are limited to the following respective expense ratios:


     ----------------------------------------------------    EQ Advisors Trust

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     EXPENSE LIMITATION PROVISIONS


---------------------------------------------------------------------
                                           TOTAL EXPENSES
                                         LIMITED TO (% OF
 PORTFOLIOS                              DAILY NET ASSETS)
---------------------------------------------------------------------
 Calvert Socially Responsible                   0.80%
 Capital Guardian International                 0.95%
 Capital Guardian Research                      0.70%
 Capital Guardian U.S. Equity                   0.70%
 EQ/Alliance Technology                         0.90%
 EQ/Alliance Premier Growth                     0.90%
 EQ/Evergreen                                   0.70%
 EQ/Evergreen Foundation                        0.70%
 EQ/Putnam Balanced                             0.65%
 EQ/Putnam Growth & Income Value                0.70%
 EQ/Putnam International Equity                 1.00%
 EQ/Putnam Investors Growth                     0.70%
 Lazard Large Cap Value                         0.70%
 Lazard Small Cap Value                         0.85%
 Mercury Basic Value Equity                     0.70%
 Mercury World Strategy                         0.95%
 MFS Emerging Growth Companies                  0.75%
 MFS Growth with Income                         0.70%
 MFS Research                                   0.70%
 Morgan Stanley Emerging Markets                1.50%
   Equity
 T. Rowe Price Equity Income                    0.70%
 T. Rowe Price International Stock              1.00%
 Warburg Pincus Small Company Value             0.85%
---------------------------------------------------------------------

 Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $100 million;
 (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

 The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio in accordance with the Expense Limitation Agreement during any of the previous five (5) fiscal years, (or three (3) fiscal years for certain Portfolios) less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

 THE ADVISERS

 Each Portfolio has one or more Advisers that furnish an investment program for the Portfolio (or portion thereof for which the entity serves as Adviser) pursuant to an investment advisory agreement with the Manager. Each Adviser makes investment decisions on behalf of the Portfolio (or portion thereof for which the entity serves as Adviser), places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser or the Manager and may perform certain limited related administrative functions in connection therewith.

 The Manager has received an exemptive order, the Multi-Manager Order, from the SEC that permits the Manager, subject to board approval and without the approval of shareholders to: (a) employ a new Adviser or additional Advisers for any Portfolio; (b) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (c) terminate and replace the Advisers without obtaining approval of the relevant Portfolio's shareholders. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined

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 in Section 2(a)(3) of the 1940 Act ("Affiliated Adviser"), such as Alliance, unless the investment advisory agreement with the Affiliated Adviser, including compensation, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in an information statement under Schedule 14C of the Securities Exchange Act of 1934, as amended ("1934 Act").

 The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

 THE ADMINISTRATOR

 Pursuant to an agreement, Equitable currently serves as the Administrator to the Trust. As Administrator, Equitable provides the Trust with necessary administrative, fund accounting and compliance services, and makes available the office space, equipment, personnel and facilities required to provide such services to the Trust.

 Equitable may carry out its responsibilities either directly or through sub-contracting with third party service providers. For these services, the Trust pays Equitable $30,000 for each Portfolio, and a monthly fee at the annual rate of 0.04 of 1% of the first $3 billion of total Trust assets, 0.03 of 1% of the next $3 billion of the total Trust assets; 0.025 of 1% of the next $4 billion of the total Trust assets; and 0.0225% of 1% of the total Trust assets in excess of $10 billion.

 THE TRANSFER AGENT

 Equitable serves as the transfer agent and dividend disbursing agent of the Trust and receives no compensation for serving in such capacity.

 BROKERAGE PRACTICES

 In selecting brokers and dealers in accordance with Section 28(e) of the 1934 Act, the Manager and each Adviser may consider research and brokerage services received by the Manager, the Advisers, the Trust or any Portfolio. Subject to seeking the most favorable net price and execution available, the Manager and each Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers. Finally, at the discretion of the Board, the Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment or (ii) finance activities that are primarily intended to result in the sale of Trust shares.

 BROKERAGE TRANSACTIONS WITH AFFILIATES

 To the extent permitted by law, the Trust may engage in securities and other transactions with entities that may be affiliated with the Manager or the Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with an affiliate of the Manager or the Advisers unless pursuant to an exemptive order from the SEC. For these purposes, however, the Trust has considered this issue and believes, based upon advice of counsel, that a broker-dealer affiliate of an Adviser to one Portfolio should not be treated as an affiliate of an Adviser to another Portfolio for which such Adviser does not provide investment advice in whole or in part. The Trust has adopted procedures that are reasonably designed to provide that any commission it pays to affiliates of the Manager or Advisers does not exceed the usual and customary broker's commission. The Trust has also adopted procedures permitting it to purchase securities, under certain restrictions prescribed by a rule under the 1940 Act, in a public offering in which an affiliate of the Manager or Advisers is an underwriter.


     ----------------------------------------------------    EQ Advisors Trust

5
Fund distribution arrangements



----------------
      134
--------------------------------------------------------------------------------

 The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC ("AXA Advisors") serves as one of the distributors for the Class IA and Class IB shares of the Trust offered by this Prospectus. Equitable Distributors, Inc. ("EDI") serves as the other distributor for the Class IA and Class IB shares of the Trust. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and EDI are affiliates of Equitable. Both AXA Advisors and EDI are registered as broker-dealers under the 1934 Act and are members of the National Association of Securities Dealers, Inc.

 The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the Trust's Class IB shares. Under the Class IB Distribution Plan the Class IB shares of the Trust pay each of the distributors an annual fee to compensate them for promoting, selling and servicing shares of the Portfolios. The annual fees equal 0.25% of each Portfolio's average daily net assets. Over time, the fees will increase your cost of investing and may cost you more than other types of charges.

6
Purchase and redemption



----------------
  135
--------------------------------------------------------------------------------

 The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust.


 Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses and class related expenses, which are accrued daily), by the total number of outstanding shares of that Portfolio. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Net asset value per share is not calculated on days on which the New York Stock Exchange ("NYSE") is closed for trading.

 Portfolios that invest a significant portion of their assets in foreign securities may experience changes in their net asset value on days when a shareholder may not purchase or redeem shares of that Portfolio because foreign securities (other than depositary receipts) are valued at the close of business in the applicable foreign country.

 All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for each Portfolio. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders.

 The Trust may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. If the Board of Trustees determines that it would be detrimental to the best interest of the Trust's remaining shareholders to make payment in cash, the Trust may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

 You should note that the Trust is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of each of the Trust's Portfolios. Market timing strategies are disruptive to the Trust's Portfolios. If we determine that your transfer patterns among the Trust's Portfolios reflect a market timing strategy, we reserve the right to take action including, but not limited to: restricting the availability of transfers through telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.

7
How assets are valued



----------------
      136
--------------------------------------------------------------------------------

 Values are determined according to accepted practices and all laws and regulations that apply. The assets of each Portfolio are generally valued as follows:

 o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.

 o Foreign securities not traded directly, including depositary receipts, in the United States are valued at representative quoted prices in the currency in the country of origin. Foreign currency is converted into United States dollar equivalents at current exchange rates. Because foreign markets may be open at different times than the NYSE, the value of a Portfolio's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Portfolios' foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments may be valued at their fair value.

 o Short-term debt securities in the Portfolios, other than the Alliance Money Market Portfolio, which mature in 60 days or less are valued at amortized cost, which approximates market value. Securities held in the Alliance Money Market Portfolio are valued at prices based on equivalent yields or yield spreads.

 o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees of the Trust using its best judgment.

8
Tax information



----------------
  137
--------------------------------------------------------------------------------

 Each Portfolio of the Trust is a separate regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (Portfolio) level. They pass through their income and gains to their shareholders by paying dividends. Their shareholders include this income on their respective tax returns. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, calculation of income, and dividend payment requirements. Although the Trust intends that it and each Portfolio will be operated to have no federal tax liability, if they have any federal tax liability, that could hurt the investment performance of the Portfolio in question. Also, any Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes which could reduce the investment performance of the Portfolio.

 It is important for each Portfolio to maintain its federal income tax regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable federal income tax investment diversification testing rule in determining whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance contracts. If a Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Administrator therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

9
Financial Highlights



-------
   138
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance for the Trust's Class IA and Class IB shares since May 1, 1997. With respect to the Portfolios that are advised by Alliance (other than EQ/Alliance Premier Growth Portfolio and the EQ/Alliance Technology Stock Portfolio) financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio's operations). Since the EQ/Alliance Technology Stock Portfolio will commence operations on May 1, 2000, no information for that Portfolio is provided below. The information below for the Class IA and Class IB shares has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, independent public accountants. PricewaterhouseCoopers LLP's report on the Trust's financial statements as of December 31, 1999 appears in the Trust's Annual Report. The information should be read in conjunction with the financial statements contained in the Trust's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information (SAI) and available upon request.


EQ/AGGRESSIVE STOCK PORTFOLIO (FKA ALLIANCE AGGRESSIVE STOCK PORTFOLIO)(d)(e):


                                                                            CLASS IA
                                           --------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------------
                                                1999           1998           1997           1996           1995
                                           -------------- -------------- -------------- -------------- --------------
Net asset value, beginning of period .....     $34.15        $36.22         $35.85         $35.68         $30.63
                                               ------        ------         ------         ------         ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income (loss) ...........       0.12          0.09           0.04           0.09           0.10
  Net realized and unrealized gain
   (loss) on investments .................       6.22         (0.28)          3.71           7.52           9.54
                                               ------        -------        ------         ------         ------
  Total from investment operations........       6.34         (0.19)          3.75           7.61           9.64
                                               ------        ------         ------         ------         ------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ................................      (0.12)        (0.16)         (0.05)         (0.09)         (0.10)
  Dividends in excess of net
   investment income .....................          -             -              -              -              -
  Distributions from realized gains ......      (2.36)        (1.72)         (3.33)         (7.33)         (4.49)
  Distributions in excess of realized
   gains .................................          -             -              -          (0.02)             -
  Tax return of capital distributions ....          -             -              -              -              -
                                               ------        ------         ------         ------         ------
  Total dividends and distributions ......      (2.48)        (1.88)         (3.38)         (7.44)         (4.59)
                                               ------        ------         ------         -------        -------
Net asset value, end of period ...........     $38.01        $34.15         $36.22         $35.85         $35.68
                                               ======        ======         ======         ======         ======
Total return .............................      18.84%         0.29%         10.94%         22.20%         31.63%
                                               ======        ======         ======         ======         ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........  $4,368,877    $4,346,907     $4,589,771     $3,865,256     $2,700,515
Ratio of expenses to average net
  assets .................................       0.56%         0.56%          0.54%          0.48%          0.49%
Ratio of net investment income (loss)
  to average net assets ..................       0.33%         0.24%          0.11%          0.24%          0.28%
Portfolio turnover rate ..................         87%          105%           123%           108%           127%



                                                                   CLASS IB
                                           --------------------------------------------------------
                                                                                     OCTOBER 2,*
                                                  YEAR ENDED DECEMBER 31,              1996 TO
                                           -------------------------------------    DECEMBER 31,
                                               1999         1998         1997           1996
                                           ------------ ------------ ----------- ------------------
Net asset value, beginning of period .....    $34.01       $36.13       $35.83        $37.28
                                              ------       ------       ------        ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income (loss) ...........      0.03         0.01        (0.11)        (0.01)
  Net realized and unrealized gain
   (loss) on investments .................      6.20        (0.29)        3.77          0.85
                                              ------       -------      ------        ------
  Total from investment operations........      6.23        (0.28)        3.66          0.84
                                              ------       -------      ------        ------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ................................     (0.05)       (0.12)      (0.03)             -
  Dividends in excess of net
   investment income .....................         -            -           -          (0.02)
  Distributions from realized gains ......     (2.36)       (1.72)      (3.33)         (0.23)
  Distributions in excess of realized
   gains .................................         -            -           -          (2.04)
  Tax return of capital distributions ....         -            -           -              -
                                              ------       -------     ------         ------
  Total dividends and distributions ......     (2.41)       (1.84)      (3.36)         (2.29)
                                              -------      -------     -------        ------
Net asset value, end of period ...........    $37.83       $34.01      $36.13         $35.83
                                              ======       ======      =======        ======
Total return .............................     18.55%        0.05%      10.66%          2.32%(b)
                                              ======       ======      =======        ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........   $233,265     $153,782     $73,486          $613
Ratio of expenses to average net
  assets .................................       0.81%        0.82%       0.81%         0.73%(a)
Ratio of net investment income (loss)
  to average net assets ..................       0.07%        0.02%      (0.28)%       (0.10)%(a)
Portfolio turnover rate ..................         87%         105%        123%          108%

-----
 139
--------------------------------------------------------------------------------

EQ/BALANCED PORTFOLIO (FKA ALLIANCE BALANCED PORTFOLIO)(d)(e):



                                                                            CLASS IA
                                           --------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------------
                                                1999           1998           1997           1996           1995
                                           -------------- -------------- -------------- -------------- --------------
Net asset value, beginning of period .....     $18.51         $17.58         $16.64         $16.76         $14.87
                                               ------         ------         ------         ------         ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ..................       0.52           0.56           0.58           0.53           0.54
  Net realized and unrealized gain
   on investments and foreign
   currency transactions .................       2.69           2.54           1.86           1.31           2.36
                                               ------         ------         ------         ------         ------
  Total from investment operations .......       3.21           3.10           2.44           1.84           2.90
                                               ------         ------         ------         ------         ------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ................................      (0.56)         (0.50)         (0.59)        (0.53)          (0.54)
  Dividends in excess of net
   investment income .....................          -              -              -             -               -
  Distributions from realized gains ......      (1.98)         (1.67)         (0.91)        (1.40)          (0.47)
  Distributions in excess of realized
   gains .................................          -              -              -         (0.03)              -
  Tax return of capital distributions ....          -              -              -             -               -
                                               ------         ------         -------       ------          ------
  Total dividends and distributions ......      (2.54)         (2.17)         (1.50)        (1.96)          (1.01)
                                               ------         ------         -------       ------          ------
Net asset value, end of period ...........     $19.18         $18.51         $17.58        $16.64          $16.76
                                               ======         ======         ======        ======          ======
Total return .............................      17.79%         18.11%         15.06%        11.68%         19.75%
                                               =======        ======         ======        ======          =====
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........  $2,126,313     $1,936,429     $1,724,089    $1,637,856     $1,523,142
Ratio of expenses to average net
  assets .................................        0.44%         0.45%          0.45%         0.41%          0.40%
Ratio of net investment income to
  average net assets .....................        2.68%         3.00%          3.30%         3.15%          3.33%
Portfolio turnover rate ..................         107%           95%           146%          177%           186%



                                                         CLASS IB
                                           -------------------------------------
                                                                 JULY 8, 1998*
                                               YEAR ENDED             TO
                                            DECEMBER 31, 1999  DECEMBER 31, 1998
                                           ------------------ ------------------
Net asset value, beginning of period .....       $18.51             $19.48
                                                 ------             ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ..................         0.47               0.24
  Net realized and unrealized gain
   on investments and foreign
   currency transactions .................         2.69               0.66
                                                 ------             ------
  Total from investment operations .......         3.16               0.90
                                                 ------             ------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ................................        (0.54)             (0.20)
  Dividends in excess of net
   investment income .....................            -                  -
  Distributions from realized gains ......        (1.98)             (1.67)
  Distributions in excess of realized
   gains .................................            -                  -
  Tax return of capital distributions ....            -                  -
                                                 ------             ------
  Total dividends and distributions ......        (2.52)             (1.87)
                                                 ------             ------
Net asset value, end of period ...........       $19.15             $18.51
                                                 ======             ======
Total return .............................       17.50%               4.92%(b)
                                                 ======             ======

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........      $10,701              $10
Ratio of expenses to average net
  assets .................................         0.69%              0.70%(a)
Ratio of net investment income to
  average net assets .....................         2.43%              2.65%(a)
Portfolio turnover rate ..................          107%                95%

     -------------------------                               EQ Advisors Trust

-----
  140
--------------------------------------------------------------------------------

ALLIANCE COMMON STOCK PORTFOLIO(d)(e):




                                                                           CLASS IA
                                           --------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------------
                                                1999           1998           1997           1996           1995
                                           -------------- -------------- -------------- -------------- --------------
Net asset value, beginning of period .....     $24.35         $21.61         $18.23         $16.48         $13.36
                                               ------         ------         ------         ------         ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ..................       0.17           0.18           0.14           0.15           0.20
  Net realized and unrealized gain
   on investments and foreign
   currency transactions .................       5.84           5.99           5.12           3.73           4.12
                                               ------         ------         ------         ------         ------
  Total from investment operations .......       6.01           6.17           5.26           3.88           4.32
                                               ------         ------         ------         ------         ------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ................................      (0.16)         (0.15)         (0.11)        (0.15)          (0.20)
  Dividends in excess of net
   investment income .....................          -              -              -             -           (0.02)
  Distributions from realized gains ......      (4.03)         (3.28)         (1.77)        (1.76)          (0.95)
  Distributions in excess of realized
   gains .................................          -              -              -         (0.22)          (0.03)
  Tax return of capital distributions ....          -              -              -             -               -
                                               ------         ------         -------       ------          ------
  Total dividends and distributions ......      (4.19)         (3.43)         (1.88)        (2.13)          (1.20)
                                               ------         ------         -------       ------          ------
Net asset value, end of period ...........     $26.17         $24.35         $21.61        $18.23          $16.48
                                               ======         ======         ======        ======          ======
Total return .............................      25.19%         29.39%         29.40%        24.28%          32.45%
                                               =======        ======         ======        ======          ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........ $14,951,495    $12,061,977     $9,331,994    $6,625,390     $4,879,677
Ratio of expenses to average net
  assets .................................        0.38%         0.39%          0.39%         0.38%          0.38%
Ratio of net investment income to
  average net assets .....................        0.65%         0.75%          0.69%         0.85%          1.27%
Portfolio turnover rate ..................          57%           46%            52%           55%            61%



                                                                          CLASS IB
                                           -------------------------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,                     OCTOBER 2,*
                                           --------------------------------------------------------    1996 TO
                                                                                                     DECEMBER 31,
                                                  1999               1998              1997             1996
                                           ------------------ ------------------ ----------------- -----------------
Net asset value, beginning of period .....       $24.30             $21.58            $18.22          $ 17.90
                                                 ------             ------            ------          -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ..................         0.10               0.10              0.10             0.02
  Net realized and unrealized gain
   on investments and foreign
   currency transactions .................         5.82               6.00              5.11             1.52
                                                 ------             ------            ------          -------
  Total from investment operations .......         5.92               6.10              5.21             1.54
                                                 ------             ------            ------          -------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ................................        (0.14)             (0.10)            (0.08)               -
  Dividends in excess of net
   investment income .....................            -                  -                 -            (0.03)
  Distributions from realized gains ......        (4.03)             (3.28)            (1.77)           (0.16)
  Distributions in excess of realized
   gains .................................            -                  -                 -                -
  Tax return of capital distributions ....            -                  -                 -                -
                                                 ------             ------            ------          -------
  Total dividends and distributions ......        (4.17)             (3.38)            (1.85)           (1.22)
                                                 ------             ------            ------          -------
Net asset value, end of period ...........       $26.05             $24.30            $21.58          $ 18.22
                                                 ======             ======            ======          =======
Total return .............................       24.88%              29.06%(b)         29.07%            8.49%(b)
                                                 ======             ======            ======          =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........   $1,642,066           $834,144          $228,780           $1,244
Ratio of expenses to average net
  assets .................................         0.63%              0.64%             0.64%            0.63%(a)
Ratio of net investment income to
  average net assets .....................         0.39%              0.44%             0.46%            0.61%(a)
Portfolio turnover rate ..................           57%                46%               52%              55%

     -------------------------                               EQ Advisors Trust

-----
 141
--------------------------------------------------------------------------------

ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO(d)(e):



                                                              CLASS IA
                                  ----------------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,
                                  ----------------------------------------------------------------
                                      1999         1998         1997         1996         1995
                                  ------------ ------------ ------------ ------------ ------------
Net asset value, beginning of
  period ........................    $12.32       $11.89      $ 11.29      $ 11.52      $ 10.15
                                     ------       ------      -------      -------      -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income .........      0.47         0.49         0.49         0.50         0.60
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions .................      0.76         1.12         0.97         0.07         1.43
                                     ------       ------      -------      -------      -------
  Total from investment
   operations ...................      1.23         1.61         1.46         0.57         2.03
                                     ------       ------      -------      -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ............     (0.44)      (0.48)      ( 0.49)      ( 0.51)      ( 0.59)
  Distributions from realized
   gains ........................     (0.56)      (0.70)      ( 0.37)      ( 0.27)      ( 0.07)
  Distributions in excess of
   realized gains ...............         -           -            -       ( 0.02)           -
  Tax return of capital
   distributions ................         -           -            -            -            -
                                     ------       ------      --------     --------     --------
  Total dividends and
   distributions ................     (1.00)      (1.18)      ( 0.86)      ( 0.80)      ( 0.66)
                                     ------       ------      --------     --------     --------
Net asset value, end of
 period .........................    $12.55      $12.32      $ 11.89      $ 11.29      $ 11.52
                                     ======      ======      ========     ========     ========
Total return ....................     10.14%      13.88%       13.25%        5.21%       20.40%
                                     ======      ======       ========     ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .......................  $394,489    $355,441     $307,847     $282,402     $252,101
Ratio of expenses to average
  net assets ....................      0.53%       0.53%        0.57%        0.61%        0.59%
Ratio of net investment
  income to average
  net assets ....................      3.73%       3.99%        4.17%        4.48%        5.48%
Portfolio turnover rate .........       111%        103%         206%         181%         287%



                                                  CLASS 1B
                                  ----------------------------------------
                                        YEAR ENDED          MAY 1, 1997*
                                       DECEMBER 31,              TO
                                  -----------------------   DECEMBER 31,
                                      1999        1998          1997
                                  ----------- ----------- ----------------
Net asset value, beginning of
  period ........................   $12.31      $11.88         $11.29
                                    ------      ------         ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income .........     0.44        0.46           0.31
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions .................     0.75        1.12           1.01
                                    ------      ------         ------
  Total from investment
   operations ...................     1.19        1.58           1.32
                                    ------      ------         ------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ............    (0.43)      (0.45)         (0.36)
  Distributions from realized
   gains ........................    (0.56)      (0.70)         (0.37)
  Distributions in excess of
   realized gains ...............        -           -              -
  Tax return of capital
   distributions ................        -           -              -
                                    ------      ------        -------
  Total dividends and
   distributions ................    (0.99)     (1.15)         (0.73)
                                    ------      ------        ------
Net asset value, end of
 period .........................   $12.51      $12.31        $11.88
                                    ======      ======        ======
Total return ....................     9.87%      13.60%        11.84%(b)
                                    ======      ======        ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .......................  $81,555     $32,653        $5,694
Ratio of expenses to average
  net assets ....................     0.78%       0.78%         0.80%(a)
Ratio of net investment
  income to average
  net assets ....................     3.48%       3.68%         3.82%(a)
Portfolio turnover rate .........      111%        103%          206%

     -------------------------                               EQ Advisors Trust

-----
  142
--------------------------------------------------------------------------------

ALLIANCE EQUITY INDEX PORTFOLIO(d)(e):



                                                                  CLASS IA
                                    --------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                    --------------------------------------------------------------------
                                         1999           1998          1997         1996         1995
                                    -------------- -------------- ------------ ------------ ------------
Net asset value, beginning of
  period ..........................    $25.00          $19.74       $15.16       $13.13      $ 9.87
                                       ------          ------       ------       ------      ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........      0.28            0.27         0.26         0.27        0.26
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions ...................      4.78            5.25         4.64         2.65        3.32
                                       ------          ------       ------       ------      ------
  Total from investment
   operations .....................      5.06            5.52         4.90         2.92        3.58
                                       ------          ------       ------       ------      ------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............     (0.27)          (0.25)       (0.25)       (0.25)      (0.22)
  Dividends in excess of net
   investment income - ............         -               -            -            -           -
  Distributions from realized
   gains ..........................     (0.22)          (0.01)       (0.07)       (0.64)      (0.09)
  Distributions in excess of
   realized gains .................         -               -            -            -       (0.01)
  Tax return of capital
   distributions ..................         -               -            -            -           -
                                        ------         ------       ------       ------      ------
  Total dividends and
   distributions ..................     (0.49)          (0.26)       (0.32)       (0.89)      (0.32)
                                       ------          ------       ------       ------      ------
Net asset value, end of period.....    $29.57          $25.00       $19.74       $15.16      $13.13
                                       ======          ======       ======       ======      =======
Total return ......................     20.38%          28.07%       32.58%       22.39%      36.48%
                                       ======          ======       ======       ======      ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................$2,618,539      $1,689,913     $943,631     $386,249     $165,785
Ratio of expenses to average
  net assets ......................      0.33%           0.34%        0.37%        0.39%        0.48%
Ratio of net investment
  income to average net
  assets ..........................      1.05%           1.23%        1.46%        1.91%        2.16%
Portfolio turnover rate ...........         5%              6%           3%          15%           9%



                                                    CLASS 1B
                                    ----------------------------------------
                                          YEAR ENDED          MAY 1, 1997*
                                         DECEMBER 31,              TO
                                    -----------------------   DECEMBER 31,
                                        1999        1998          1997
                                    ----------- ----------- ----------------
Net asset value, beginning of
  period ..........................    $24.98     $19.73          $16.35
                                       ------     ------          ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........      0.21       0.22            0.14
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions ...................      4.78       5.24            3.48
                                       ------     ------          ------
  Total from investment
   operations .....................      4.99       5.46            3.62
                                       ------     ------          ------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............     (0.25)    (0.20)           (0.17)
  Dividends in excess of net
   investment income - ............         -         -                -
  Distributions from realized
   gains ..........................     (0.22)    (0.01)           (0.07)
  Distributions in excess of
   realized gains .................         -         -                -
  Tax return of capital
   distributions ..................         -         -                -
                                       ------     ------          ------
  Total dividends and
   distributions ..................    (0.47)     (0.21)           (0.24)
                                      ------     ------           ------
Net asset value, end of period.....   $29.50     $24.98           $19.73
                                      ======     ======           ======
Total return ......................    20.08%     27.74%           22.28%(b)
                                      ======     ======           ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................  $20,931       $443             $110
Ratio of expenses to average
  net assets ......................     0.58%      0.59%            0.62%(a)
Ratio of net investment
  income to average net
  assets ..........................     0.78%      0.98%            1.10%(a)
Portfolio turnover rate ...........        5%         6%               3%

-----
 143
-------------------------------------------------------------------------------

ALLIANCE GLOBAL PORTFOLIO(d)(e):



                                                                   CLASS IA
                                    ----------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                    ----------------------------------------------------------------------
                                         1999           1998           1997          1996         1995
                                    -------------- -------------- -------------- ------------ ------------
Net asset value, beginning of
  period ..........................     $19.46         $17.29         $16.92       $15.74       $ 13.87
                                        ------         ------         ------       ------       -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........       0.10           0.14           0.17         0.21          0.26
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions ..................        7.25           3.56           1.75         2.05          2.32
                                       -------         ------         ------       ------        ------
  Total from investment
   operations ....................        7.35           3.70           1.92         2.26          2.58
                                       -------         ------         ------       ------        ------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income .............      (0.02)         (0.22)         (0.36)       (0.21)        (0.25)
  Dividends in excess of net
   investment income .............          -              -              -        (0.08)            -
  Distributions from realized
   gains .........................      (1.63)         (1.31)         (1.19)       (0.79)        (0.42)
  Distributions in excess of
   realized gains ................          -              -              -            -         (0.03)
  Tax return of capital
   distributions .................          -              -              -            -         (0.01)
                                       ------         ------         ------       ------        ------
  Total dividends and
   distributions .................      (1.65)         (1.53)        (1.55)       (1.08)         (0.71)
                                       ------         ------        ------       ------         ------
Net asset value, end of period....     $25.16         $19.46        $17.29       $16.92         $15.74
                                       ======         ======        ======       ======         ======
Total return .....................      38.53%         21.80%        11.66%       14.60%         18.81%
                                       ======         ======        ======       ======         ======

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) ........................ $1,869,185     $1,360,220    $1,203,867     $997,041       $686,140
Ratio of expenses to average
  net assets .....................       0.70%          0.71%         0.69%        0.60%          0.61%
Ratio of net investment
  income to average net
  assets .........................       0.45%          0.72%         0.97%        1.28%          1.76%
Portfolio turnover rate ..........         93%           105%           57%          59%            67%



                                                          CLASS 1B
                                    -----------------------------------------------------
                                                                            OCTOBER 2,*
                                          YEAR ENDED DECEMBER 31,             1996 TO
                                    ------------------------------------   DECEMBER 31,
                                        1999         1998        1997          1996
                                    ------------ ----------- ----------- ----------------
Net asset value, beginning of
  period ..........................    $19.41       $17.27     $ 16.91        $16.57
                                       ------       ------     -------        ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........      0.03         0.08        0.12          0.02
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions ...................      7.24         3.56        1.76          0.81
                                       ------       ------     -------        ------
  Total from investment
   operations .....................      7.27         3.64        1.88          0.83
                                       ------       ------     -------        ------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............         -        (0.19)     (0.33)             -
  Dividends in excess of net
   investment income ..............         -            -          -          (0.11)
  Distributions from realized
   gains ..........................     (1.63)       (1.31)     (1.19)         (0.10)
  Distributions in excess of
   realized gains .................         -            -          -          (0.28)
  Tax return of capital
   distributions ..................         -            -          -              -
                                       ------       ------     ------         ------
  Total dividends and
   distributions ..................     (1.63)       (1.50)     (1.52)         (0.49)
                                       ------       ------     ------         ------
Net asset value, end of period.....    $25.05       $19.41     $17.27         $16.91
                                       ======       ======     ======         ======
Total return ......................     38.17%      21.50%      11.38%          4.98%(b)
                                       ======       =====      ======         ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................  $121,052     $47,982     $21,520           $290
Ratio of expenses to average
  net assets ......................      0.95%       0.96%       0.97%          0.86%(a)
Ratio of net investment
  income to average net
  assets ..........................      0.16%       0.41%       0.67%          0.48%(a)
Portfolio turnover rate ...........        93%        105%         57%            59%

     -------------------------                               EQ Advisors Trust

-----
  144
--------------------------------------------------------------------------------

ALLIANCE GROWTH AND INCOME PORTFOLIO(D)(E):

                                                                 CLASS IA
                                     -----------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                     -----------------------------------------------------------------
                                          1999          1998         1997         1996         1995
                                     -------------- ------------ ------------ ------------ -----------
Net asset value, beginning of
  period ...........................      $16.99       $15.38       $13.01       $11.70       $ 9.70
                                      ----------      -------      -------      -------      -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ............        0.06         0.06         0.15         0.24         0.33
  Net realized and unrealized
   gain (loss) on investments.......        3.05         3.08         3.30         2.05         1.97
                                      ----------      -------      -------      -------      -------
  Total from investment
   operations ......................        3.11         3.14         3.45         2.29         2.30
                                      ----------      -------      -------      -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ...............       (0.05)       (0.05)      ( 0.15)       (0.23)       (0.30)
  Distributions from realized
   gains ...........................       (1.81)       (1.48)      ( 0.93)       (0.75)           -
  Tax return of capital
   distributions ...................           -            -            -            -            -
                                      -----------     --------     --------     --------     -------
  Total dividends and
   distributions ...................       (1.86)       (1.53)       (1.08)       (0.98)       (0.30)
                                      -----------     --------     --------     --------     -------
Net asset value, end of period .....      $18.24      $ 16.99       $15.38       $13.01       $11.70
                                      -----------     --------     --------     --------     -------
Total return .......................       18.66%       20.86%       26.90%       20.09%       24.07%
                                      ===========     ========     ========     ========     =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .......................... $ 1,241,619     $877,744     $555,059     $232,080      $98,053
Ratio of expenses to average net
  assets ...........................        0.57%        0.58%        0.58%        0.58%        0.60%
Ratio of net investment income
  to average net assets ............        0.33%        0.38%        0.99%        1.94%        3.11%
Portfolio turnover rate ............          70%          74%          79%          88%          65%

                                                       CLASS IB
                                     --------------------------------------------
                                       YEAR END DECEMBER 31,      MAY 1, 1997*
                                     -------------------------         TO
                                         1999         1998      DECEMBER 31, 1997
                                     ------------ ------------ ------------------
Net asset value, beginning of
  period ...........................    $16.95       $15.36          $13.42
                                       -------      -------        ---------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ............      0.01         0.03            0.05
  Net realized and unrealized
   gain (loss) on investments.......      3.04         3.07            2.91
                                       -------      -------        ---------
  Total from investment
   operations ......................      3.05         3.10            2.96
                                       -------      -------        ---------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ...............     (0.03)       (0.03)          (0.09)
  Distributions from realized
   gains ...........................     (1.81)       (1.48)          (0.93)
  Tax return of capital
   distributions ...................         -            -               -
                                       --------     --------       ---------
  Total dividends and
   distributions ...................     (1.84)       (1.51)          (1.02)
                                       --------     --------       ---------
Net asset value, end of period .....   $ 18.16      $ 16.95          $15.36
                                       --------     --------       ---------
Total return .......................     18.37%       20.56%          22.41%(b)
                                       ========     ========       =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) ..........................  $261,663     $120,558         $32,697
Ratio of expenses to average net
  assets ...........................      0.82%        0.83%           0.83%(a)
Ratio of net investment income
  to average net assets ............      0.06%        0.17%           0.43%(a)
Portfolio turnover rate ............        70%          74%             79%

-----
 145
--------------------------------------------------------------------------------

ALLIANCE GROWTH INVESTORS PORTFOLIO(d)(e):


                                                                           CLASS IA
                                             -----------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                             -----------------------------------------------------------------------------
                                                 1999             1998            1997               1996          1995
                                             -------------- -------------- -------------------   -------------- ----------
Net asset value, beginning of
  period ...............................        $19.87           $18.55          $ 7.20              $17.68      $14.66
                                             ------------      -----------     -----------         -----------   ---------
  INCOME FROM INVESTMENT
    OPERATIONS:
  Net investment income ................          0.37             0.41            0.41                0.40        0.57
  Net realized and unrealized
    gain on investments and
    foreign currency
    transactions ........................         4.83             3.03            2.43                1.66        3.24
                                             ------------      -----------     -----------         -----------   ---------
  Total from investment
    operations ..........................         5.20             3.44            2.84                2.06        3.81
                                             ------------      -----------     -----------         -----------   ---------

  LESS DISTRIBUTIONS:
  Dividends from net investment
    income ..............................        (0.35)           (0.41)          (0.46)              (0.40)      (0.54)
  Dividends in excess of net
    investment income ...................            -                -               -               (0.03)      (0.01)
  Distributions from realized
    gains ...............................        (2.15)           (1.71)          (1.03)              (2.10)      (0.24)
  Distributions in excess of
    realized gains ......................            -                -               -               (0.01)          -
  Tax return of capital
    distributions .......................            -                -               -                   -           -
                                             ------------      -----------     -----------         -----------   ---------
Total dividends and
    distributions .......................        (2.50)           (2.12)          (1.49)              (2.54)      (0.79)
                                             ------------      -----------     -----------         -----------   ---------
Net asset value, end of period .........        $22.57           $19.87          $18.55              $17.20      $17.68
                                             ============      ===========     ===========         ===========   =========

Total return ...........................         26.58%           19.13%          16.87%              12.61%      26.37%
                                             ============      ===========     ===========         ===========   =========

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's).......    $2,495,787       $1,963,074       1,630,389          $1,301,643    $896,134
Ratio of expenses to average net
    assets ...............................        0.53%            0.55%           0.57%               0.57%       0.56%
Ratio of net investment income to
    average net assets ...................        1.71%            2.10%           2.18%               2.31%       3.43%

Portfolio turnover rate ................            98%             102%           121%                 190%        107%

                                                                     CLASS IB
                                               -------------------------------------------------
                                                                                   OCTOBER 2,*
                                                      YEAR ENDED DECEMBER 31,        1996 TO
                                               ---------------------------------   DECEMBER 31,
                                                   1999       1998       1997          1996
                                               -----------  ---------  ---------   -------------
Net asset value, beginning of
  period ...............................           $19.84     $18.52    $17.19       $16.78

  INCOME FROM INVESTMENT
    OPERATIONS:
  Net investment income ................             0.31       0.36      0.36         0.07
  Net realized and unrealized
    gain on investments and
    foreign currency
    transactions ........................            4.82       3.03      2.43         0.71

  Total from investment
    operations ..........................            5.13       3.39      2.79         0.78

  LESS DISTRIBUTIONS:
  Dividends from net investment
    income ..............................           (0.31)     (0.36)    (0.43)       (0.02)
  Dividends in excess of net
    investment income ...................               -          -         -        (0.09)
  Distributions from realized
    gains ...............................           (2.15)     (1.71)    (1.03)       (0.02)
  Distributions in excess of
    realized gains ......................               -          -         -         (0.24)
  Tax return of capital
    distributions .......................               -          -         -            -
                                                  ----------   ---------  --------    ---------
  Total dividends and
    distributions .......................           (2.46)     (2.07)    (1.46)       (0.37)
                                                  ----------   ---------  --------    ---------

Net asset value, end of period .........           $22.51     $19.84    $18.52       $17.19
                                                  ==========  ========= =========   ==========

Total return ...........................            26.27%     18.83%    16.58%        4.64%(b)
                                                  ==========  ========= =========   ==========

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's).......         $202,850    $92,027   $35,730         $472
Ratio of expenses to average net
    assets ..............................            0.78%      0.80%     0.82%        0.84%(a)
Ratio of net investment income to
    average net assets ..................            1.44%      1.85%     1.88%        1.69%(a)
Portfolio turnover rate ................               98%       102%      121%         190%



                                     ------------------------- EQ Advisors Trust

-----
146
--------------------------------------------------------------------------------

ALLIANCE HIGH YIELD PORTFOLIO(d)(e):

                                                                    CLASS IA
                                       -----------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                       -----------------------------------------------------------------
                                           1999         1998         1997         1996           1995
                                       --------- ------------- ------------   ------------   ------------
Net asset value, beginning of period..     $8.71        $10.41       $10.02       $ 9.64        $ 8.91
                                          ------       ------       ------       ------        ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..............     0.90          1.07         1.04         1.02          0.98
  Net realized and unrealized
   gain (loss) on investments.........    (1.19)        (1.56)        0.75         1.07          0.73
                                         ------        ------       ------       ------        ------
  Total from investment operations ...    (0.29)        (0.49)        1.79         2.09          1.71
                                         ------        ------       ------       ------        ------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income .................    (0.96)        (1.03)       (0.97)       (0.98)        (0.94)
  Dividends in excess of net
   investment income .................        -             -            -        (0.03)        (0.04)
  Distributions from realized gains ..    (0.01)        (0.18)       (0.43)       (0.70)            -
  Distributions in excess of
   realized gains ....................        -             -            -            -             -
  Return of capital distributions.....    (0.02)            -            -            -             -
                                         ------        ------       ------       ------        ------
  Total dividends and distributions ..    (0.99)        (1.21)       (1.40)       (1.71)        (0.98)
                                         ------        ------       ------       ------        ------
Net asset value, end of period .......   $ 7.43        $ 8.71       $10.41       $10.02        $ 9.64
                                         ======        ======       ======       ======        ======
Total return .........................    (3.35)%       (5.15)%      18.48%       22.89%        19.92%
                                         ======        ======       ======       ======        ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .... $336,292      $405,308     $355,473     $199,360      $118,129
Ratio of expenses to average net
  assets .............................     0.63%         0.63%        0.62%        0.59%         0.60%
Ratio of net investment income
  to average net assets ..............    10.53%        10.67%        9.82%        9.93%        10.34%
Portfolio turnover rate ..............      178%          181%         390%         485%          350%

                                                              CLASS IB
                                       -------------------------------------------------------
                                                                                 OCTOBER 2,*
                                              YEAR ENDED DECEMBER 31,              1996 TO
                                       --------------------------------------   DECEMBER 31,
                                           1999          1998         1997          1996
                                       ------------ ------------- ----------- ----------------
Net asset value, beginning of period..    $ 8.69        $10.39       $10.01        $10.25
                                          ------        ------       ------        ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..............      0.87          1.04         1.05          0.19
  Net realized and unrealized
   gain (loss) on investments.........     (1.18)        (1.56)        0.71          0.15
                                          ------        ------       ------        ------
  Total from investment operations ...     (0.31)        (0.52)        1.76          0.34
                                          ------        ------       ------        ------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income .................     (0.95)        (1.00)       (0.95)        (0.03)
  Dividends in excess of net
   investment income .................         -             -            -         (0.25)
  Distributions from realized gains ..     (0.01)        (0.18)       (0.43)        (0.01)
  Distributions in excess of
   realized gains ....................         -             -            -         (0.29)
  Return of capital distributions.....     (0.02)            -            -             -
                                          ------        ------      ------         ------
  Total dividends and distributions ..     (0.98)        (1.18)       (1.38)        (0.58)
                                          ------        ------      ------         ------
Net asset value, end of period .......    $ 7.40        $ 8.69       $10.39        $10.01
                                          ======        ======      ======         ======
Total return .........................     (3.58)%       (5.38)%      18.19%         3.32%(b)
                                          ======        ======      ======         ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ....  $230,290      $207,042      $66,338          $685
Ratio of expenses to average net
  assets .............................      0.88%         0.88%        0.88%         0.82%(a)
Ratio of net investment income
  to average net assets ..............     10.25%        10.60%        9.76%         8.71%(a)
Portfolio turnover rate ..............       178%          181%         390%          485%

-----
 147
--------------------------------------------------------------------------------

ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO(d)(e):



                                                                              CLASS IA
                                                  ----------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                  ----------------------------------------------------------------
                                                        1999         1998         1997         1996         1995
                                                    ------------ ------------ ------------ ----------- -------------
Net asset value, beginning of period ............    $   9.67    $   9.44      $  9.29      $  9.47       $   8.87
                                                     --------     -------      -------     ------        --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................        0.50        0.50         0.53         0.54          0.58
  Net realized and unrealized gain (loss) on
   investments ..................................       (0.49)       0.21         0.13        (0.19)         0.57
                                                     --------     -------      -------     -------       --------
  Total from investment operations ..............        0.01        0.71         0.66         0.35          1.15
                                                     --------     -------      -------     -------       --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income. .........       (0.50)      (0.48)       (0.51)       (0.53)        (0.55)
                                                     --------     --------     --------    -------       ---------
Net asset value, end of period ..................    $   9.18    $   9.67      $  9.44      $  9.29          9.47
                                                     ========     ========     ========    =======       =========
Total return ....................................        0.02%       7.74%        7.29%        3.78%        13.33%
                                                     ========     ========     ========    =======       =============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............    $156,864    $153,383     $115,114      $88,384       $71,780
Ratio of expenses to average net assets .........        0.55%       0.55%        0.55%        0.5 %         0.57%
Ratio of net investment income to average
  net assets ....................................        5.16%       5.21%        5.61%        5.73%         6.15%
Portfolio turnover rate .........................         408         539%         285%         318%          255%



                                                                       CLASS IB
                                                  --------------------------------------------------
                                                                                     MAY 1, 1997*
                                                     YEAR ENDED DECEMBER 31,              TO
                                                  ------------------------------     DECEMBER 31,
                                                       1999            1998              1997
                                                  -------------- --------------- -------------------
Net asset value, beginning of period ............    $   9.66       $   9.43          $   9.27
                                                     --------     ----------         ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................        0.47           0.47              0.32
  Net realized and unrealized gain (loss) on
   investments ..................................       (0.49)          0.22              0.22
                                                     --------     ----------         ---------
  Total from investment operations ..............       (0.02)          0.69              0.54
                                                     --------     ----------         ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income. .........       (0.49)         (0.46)            (0.38)
                                                     --------     ----------         ---------
Net asset value, end of period ..................    $   9.15        $  9.66           $  9.43
                                                     ========     ==========         =========
Total return ....................................       (0.23)%         7.48%             5.83%(b)
                                                     ========     ==========         =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............    $45,911         $30,898           $ 5,052
Ratio of expenses to average net assets .........        0.80%          0.80%             0.81%(a)
Ratio of net investment income to average
  net assets ....................................        4.91%          4.87%             5.15%(a)
Portfolio turnover rate .........................         408%           539%              285%

                                     ------------------------- EQ Advisors Trust

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  148
--------------------------------------------------------------------------------

ALLIANCE INTERNATIONAL PORTFOLIO(d)(e):



                                                                   CLASS IA
                                    -----------------------------------------------------------------------
                                                   YEAR ENDED DECEMBER 31,                 APRIL 3, 1995*
                                                 ---------------------------                       TO
                                         1999        1998          1997         1996      DECEMBER 31, 1995
                                    ------------  -----------   -----------  -----------  ------------------
Net asset value, beginning of
  period ..........................   $ 11.13      $ 10.27       $ 11.50      $ 10.87        $   10.00
                                      -------      -------       -------      -------        ---------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........      0.08         0.09          0.10         0.13             0.14
  Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions ...................      4.07         0.97         (0.45)        0.94             0.98
                                      -------      -------       -------      -------        ---------
  Total from investment
   operations .....................      4.15         1.06         (0.35)        1.07             1.12
                                      -------      -------       -------      -------        ---------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............         -        (0.20)        (0.32)       (0.10)           (0.07)
  Dividends in excess of net
   investment income ..............         -            -             -        (0.09)           (0.13)
  Distributions from realized
   gains ..........................     (0.25)           -         (0.56)       (0.25)           (0.05)
  Tax return of capital
   distributions ..................         -            -             -             -               -
                                      --------     --------      -------      --------       ---------
  Total dividends and
   distributions ..................     (0.25)       (0.20)        (0.88)       (0.44)           (0.25)
                                      --------     --------      -------      --------       ---------
Net asset value, end of period ....   $ 15.03      $ 11.13       $ 10.27      $ 11.50        $   10.87
                                      ========     ========      =======      ========       =========
Total return ......................     37.31%       10.57%        (2.98)%       9.82%           11.29%(b)
                                    ==========   ==========      =======      ========       =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................  $268,541     $204,767      $190,611     $151,907        $  28,684
Ratio of expenses to average net
  assets ..........................      1.08%        1.06%         1.08%        1.06%            1.03%(a)
Ratio of net investment income
  to average net assets ...........      0.70%        0.81%         0.83%        1.10%            1.71%(a)
Portfolio turnover rate ...........       152%          59%           59%          48%              56%



                                                       CLASS IB
                                    -----------------------------------------------
                                      YEAR ENDED DECEMBER 31,       MAY 1, 1997*
                                    ----------------------------         TO
                                         1999           1998      DECEMBER 31, 1997
                                    -------------- ------------- ------------------
Net asset value, beginning of
  period ..........................     $ 11.11       $ 10.26       $   11.39
                                      ---------       --------      ----------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........        0.04          0.05            0.02
  Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions ...................        4.06          0.98           (0.31)
                                      ---------       --------      ----------
  Total from investment
   operations .....................        4.10          1.03           (0.29)
                                      ---------       --------      ----------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............           -         (0.18)          (0.28)
  Dividends in excess of net
   investment income ..............           -             -               -
  Distributions from realized
   gains ..........................       (0.25)            -           (0.56)
  Tax return of capital
   distributions ..................           -             -               -
                                      ----------      ---------     ----------
  Total dividends and
   distributions ..................       (0.25)        (0.18)          (0.84)
                                      ----------      ---------     ----------
Net asset value, end of period ....     $ 14.96       $ 11.11        $  10.26
                                      ==========      =========     ==========
Total return ......................       36.90%        10.30%          (2.54)%(b)
                                      ==========   ============     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................     $18,977       $ 7,543        $  3,286
Ratio of expenses to average net
  assets ..........................        1.33%         1.31%           1.38%(a)
Ratio of net investment income
  to average net assets ...........        0.36%         0.44%           0.20%(a)
Portfolio turnover rate ...........        152%            59%             59%

-----
 149
--------------------------------------------------------------------------------

ALLIANCE MONEY MARKET PORTFOLIO(d)(e):



                                                                           CLASS IA
                                         ----------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------------------
                                               1999           1998           1997            1996           1995
                                         --------------- -------------- -------------- --------------- --------------
Net asset value, beginning of period         $ 10.22      $   10.18      $   10.17       $   10.16      $   10.14
                                           ----------      ---------      ---------      ----------      ---------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ................         0.51          0.53           0.54            0.54           0.57
  Net realized and unrealized gain
   (loss) on investments ...............            -             -              -           (0.01)             -
                                           -----------     ----------     ----------     -----------     ----------
  Total from investment operations......         0.51          0.53           0.54            0.53           0.57
                                           -----------     ----------     ----------     -----------     ----------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ..............................        (0.45)        (0.49)         (0.53)          (0.52)         (0.55)
  Dividends in excess of net
   investment income ...................            -             -              -               -              -
  Dividends from realized gains ........            -             -              -               -              -
                                           -----------     ----------     ----------     -----------     ----------
  Total dividends and distributions.....        (0.45)        (0.49)         (0.53)          (0.52)         (0.55)
                                           -----------     ----------     ----------     -----------     ----------
Net asset value, end of period .........     $  10.28      $  10.22       $  10.18        $  10.17       $  10.16
                                           ===========     ==========     ==========     ===========     ==========
Total return ...........................         4.96%         5.34%          5.42%           5.33%          5.74%
                                           ===========     ==========     ==========     ===========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......     $883,988      $723,311       $449,960        $463,422       $386,691
Ratio of expenses to average net
  assets ...............................          0.37%        0.37%          0.39%           0.43%          0.44%
Ratio of net investment income to
  average net assets ...................          4.91%        5.13%          5.28%           5.17%          5.53%



                                                                      CLASS IB
                                         ------------------------------------------------------------------
                                                                                              OCTOBER 2,
                                                     YEAR ENDED DECEMBER 31,                   1996* TO
                                         ------------------------------------------------    DECEMBER 31,
                                               1999            1998             1997             1996
                                         --------------- ---------------- --------------- -----------------
Net asset value, beginning of period         $  10.21      $   10.17       $   10.16          $  10.16
                                           ----------      -----------      ----------       ---------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ................         0.49           0.49            0.52              0.11
  Net realized and unrealized gain
   (loss) on investments ...............        (0.01)          0.02               -              0.01
                                           -----------     -----------      -----------      ---------
  Total from investment operations......         0.48           0.51            0.52              0.12
                                           -----------     -----------      -----------      ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ..............................        (0.44)         (0.47)          (0.51)            (0.02)
  Dividends in excess of net
   investment income ...................            -              -               -             (0.10)
  Dividends from realized gains ........            -              -               -                 -
                                           -----------     ------------     -----------      ---------
  Total dividends and distributions.....        (0.44)         (0.47)          (0.51)            (0.12)
                                           -----------     ------------     -----------      ---------
Net asset value, end of period .........     $  10.25       $  10.21        $  10.17          $  10.16
                                           ===========     ============     ===========      =========
Total return ...........................         4.71%          5.08%           5.16%             1.29%(b)
                                           ===========     ============     ===========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......     $559,713       $386,718        $123,675          $  3,184
Ratio of expenses to average net
  assets ...............................         0.62%          0.62%           0.63%             0.67%(a)
Ratio of net investment income to
  average net assets ...................         4.68%          4.82%           5.02%             4.94%(a)

                                     ------------------------- EQ Advisors Trust

-----
  150
--------------------------------------------------------------------------------

EQ/ALLIANCE PREMIER GROWTH PORTFOLIO



                                                                                                 CLASS IA
                                                                                          ----------------------
                                                                                               MAY 1, 1999*
                                                                                                    TO
                                                                                             DECEMBER 31, 1999
                                                                                          ----------------------
Net asset value, beginning of period ....................................................     $     10.00
                                                                                              -----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .................................................................            0.02
  Net realized and unrealized gain on investments and foreign currency transactions .....            1.89
                                                                                              -----------
  Total from investment operations ......................................................            1.91
                                                                                              -----------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..................................................           (0.01)
  Dividends in excess of net investment income ..........................................               -
  Distributions from realized gains .....................................................           (0.03)
  Distributions in excess of realized gains .............................................               -
  Tax return of capital distributions ...................................................               -
                                                                                              -----------
  Total dividends and distributions .....................................................           (0.04)
                                                                                              -----------
Net asset value, end of period ..........................................................     $     11.87
                                                                                              ===========
Total return ............................................................................           19.14%(b)
                                                                                              ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .......................................................     $    28,834
Ratio of expenses to average net assets after waivers ...................................            0.90%(a)(c)
Ratio of expenses to average net assets before waivers (f) ..............................            1.12%(a)(c)
Ratio of net investment income to average net assets after waivers ......................            0.45%(a)(c)
Ratio of net investment income to average net assets before waivers (f) .................            0.23%(a)(c)
Portfolio turnover rate .................................................................              29%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...........................................     $      0.01



                                                                                                  CLASS IB
                                                                                          ------------------------
                                                                                                MAY 1, 1999*
                                                                                                     TO
                                                                                              DECEMBER 31, 1999
                                                                                          ------------------------
Net asset value, beginning of period ....................................................      $     10.00
                                                                                               -----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .................................................................             0.01
  Net realized and unrealized gain on investments and foreign currency transactions .....             1.89
                                                                                               -----------
  Total from investment operations ......................................................             1.90
                                                                                               -----------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..................................................            (0.01)
  Dividends in excess of net investment income ..........................................                -
  Distributions from realized gains .....................................................            (0.03)
  Distributions in excess of realized gains .............................................                -
  Tax return of capital distributions ...................................................                -
                                                                                               -----------
  Total dividends and distributions .....................................................            (0.04)
                                                                                               -----------
Net asset value, end of period ..........................................................      $     11.86
                                                                                               ===========
Total return ............................................................................            18.97%(b)
                                                                                               ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .......................................................      $   451,323
Ratio of expenses to average net assets after waivers ...................................             1.15%(a)(c)
Ratio of expenses to average net assets before waivers (f) ..............................             1.37%(a)(c)
Ratio of net investment income to average net assets after waivers ......................             0.20%(a)(c)
Ratio of net investment income to average net assets before waivers (f) .................            (0.02)%(a)(c)
Portfolio turnover rate .................................................................               29%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...........................................      $      0.01

-----
 151
--------------------------------------------------------------------------------

ALLIANCE QUALITY BOND PORTFOLIO(d)(e):



                                                                    CLASS IA
                                        ----------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                        ----------------------------------------------------------------
                                            1999         1998         1997         1996         1995
                                        ------------ ------------ ------------ ------------ ------------
Net asset value, beginning of
  period ..............................   $   9.84    $   9.74     $   9.49     $   9.61     $   8.72
                                            --------   -------      -------      -------      -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...............       0.54        0.55         0.60         0.57         0.57
  Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions .......................      (0.74)       0.28         0.24        (0.07)        0.88
                                            --------   -------      -------      --------     -------
  Total from investment
   operations .........................      (0.20)       0.83         0.84         0.50         1.45
                                            --------   -------      -------      --------     -------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income .............................      (0.50)      (0.53)       (0.59)       (0.60)       (0.56)
  Dividends in excess of net
   investment income ..................          -           -            -        (0.02)           -
  Distributions from realized
   gains ..............................      (0.03)      (0.20)           -            -            -
  Tax return of capital
   distributions ......................          -           -            -            -            -
                                           -------   --------     --------     --------     --------
  Total dividends and
   distributions ......................      (0.53)      (0.73)       (0.59)       (0.62)       (0.56)
                                            --------   --------     --------     --------     --------
Net asset value, end of  period........   $   9.11    $   9.84     $   9.74     $   9.49     $   9.61
                                            ========   ========     ========     ========     ========
Total return ..........................      (2.00)%      8.69%        9.14%        5.36%       17.02%
                                            ========   ========     ========     ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .....   $329,895    $322,418     $203,233     $155,023     $157,443
Ratio of expenses to average net
  assets ..............................       0.56%       0.57%        0.57%        0.59%        0.59%
Ratio of net investment income to
  average net assets ..................       5.64%       5.48%        6.19%        6.06%        6.13%
Portfolio turnover rate ...............        147%        194%         374%         431%         411%



                                                   CLASS 1B
                                        -------------------------------
                                                         JULY 8, 1998*
                                          YEAR ENDED          TO
                                         DECEMBER 31,    DECEMBER 31,
                                             1999            1998
                                        -------------- ----------------
Net asset value, beginning of
  period ..............................    $   9.84       $    9.90
                                           --------       ---------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...............        0.52            0.25
  Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions .......................       (0.75)           0.14
                                           --------       ---------
  Total from investment
   operations .........................       (0.23)           0.39
                                           --------       ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income .............................       (0.49)          (0.25)
  Dividends in excess of net
   investment income ..................           -               -
  Distributions from realized
   gains ..............................       (0.03)          (0.20)
  Tax return of capital
   distributions ......................           -               -
                                           --------       ---------
  Total dividends and
   distributions ......................       (0.52)          (0.45)
                                           --------       ---------
Net asset value, end of  period........    $   9.09       $    9.84
                                           ========       =========
Total return ..........................       (2.25)%          4.05%(b)
                                           ========       =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .....    $  1,094       $      10
Ratio of expenses to average net
  assets ..............................        0.81%           0.81%(a)
Ratio of net investment income to
  average net assets ..................        5.39%           5.06%(a)
Portfolio turnover rate ...............         147%            194%


                                     ------------------------- EQ Advisors Trust

-----
  152
--------------------------------------------------------------------------------

ALLIANCE SMALL CAP GROWTH PORTFOLIO(d)(e):



                                                              CLASS IA
                                           -----------------------------------------------
                                            YEAR ENDED DECEMBER 31,
                                           --------------------------     MAY 1, 1997*
                                                                               TO
                                                1999          1998       DECEMBER 31, 1997
                                           ------------ ------------- --------------------
Net asset value, beginning of period .....    $  11.82    $  12.35          $   10.00
                                              --------     -------       ------------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income (loss) ...........      (0.05)        0.01               0.01
  Net realized and unrealized gain
   (loss) on investments .................        3.34       (0.54)              2.65
                                              --------     -------       ------------
  Total from investment operations .......        3.29       (0.53)              2.66
                                              --------     -------       ------------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ................................           -           -              (0.01)
  Dividends in excess of net
   investment income .....................           -           -                  -
  Distributions from realized gains ......           -           -              (0.30)
  Tax return of capital distributions ....           -           -                  -
                                              --------     -------       ------------
  Total dividends and distributions ......           -           -              (0.31)
                                              --------     -------       ------------
Net asset value, end of period ...........    $  15.11    $  11.82          $   12.35
                                              ========     =======       ============
Total return .............................       27.75%      (4.28)%            26.74%(b)
                                           ===========     =======       ============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........    $241,000    $198,360          $  94,676
Ratio of expenses to average net
  assets .................................        0.95%       0.96%              0.95% (a)
Ratio of net investment income (loss)
  to average net assets ..................       (0.40)%      0.08%              0.10% (a)
Portfolio turnover rate ..................         221%         94%                96%



                                                                CLASS IB
                                           --------------------------------------------------
                                             YEAR ENDED DECEMBER 31,        MAY 1, 1997*
                                           ---------------------------           TO
                                                1999          1998        DECEMBER 31, 1997
                                           ------------- ------------- ----------------------
Net asset value, beginning of period .....  $   11.79      $  12.34             $  10.00
                                               -------      -------             --------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income (loss) ...........      (0.08)        (0.02)               (0.01)
  Net realized and unrealized gain
   (loss) on investments .................       3.32         (0.53)                2.65
                                               -------       -------            --------
  Total from investment operations .......       3.24         (0.55)                2.64
                                               -------       -------            --------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ................................          -             -                    -
  Dividends in excess of net
   investment income .....................          -             -                    -
  Distributions from realized gains ......          -             -                (0.30)
  Tax return of capital distributions ....          -             -                    -
                                               -------      -------            ---------
  Total dividends and distributions ......          -             -                (0.30)
                                               -------      -------            ---------
Net asset value, end of period ...........      15.03      $  11.79             $  12.34
                                               =======      =======            =========
Total return .............................      27.46%        (4.44)%              26.57%(b)
                                               =======      =======            =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........  $ 162,331      $112,254             $ 46,324
Ratio of expenses to average net
  assets .................................       1.20%         1.20%                1.15%(a)
Ratio of net investment income (loss)
  to average net assets ..................      (0.65)%       (0.17)%              (0.12)%(a)
Portfolio turnover rate ..................        221%           94%                  96%

-----
 153
--------------------------------------------------------------------------------

CALVERT SOCIALLY RESPONSIBLE PORTFOLIO


                                                                                      CLASS IB
                                                                                -------------------
                                                                                 SEPTEMBER 1, 1999*
                                                                                         TO
                                                                                 DECEMBER 31, 1999
                                                                                -------------------
Net asset value, beginning of period ........................................        $ 10.00
                                                                                     -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ..............................................          (0.01)
  Net realized and unrealized gain (loss) on investments ....................           0.83
                                                                                     -------
  Total from investment operations ..........................................           0.82
                                                                                     -------
  LESS DISTRIBUTIONS:
  Distributions from realized gains .........................................          (0.06)
                                                                                     -------
  Total dividends and distributions .........................................          (0.06)
                                                                                     -------
Net asset value, end of period ..............................................        $ 10.76
                                                                                     =======
Total return ................................................................           8.09%(b)
                                                                                     =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................         $2,622
Ratio of expenses to average net assets after waivers .......................           1.05 %(a)
Ratio of expenses to average net assets before waivers (f) ..................           5.38 %(a)
Ratio of net investment income to average net assets after waivers ..........          (0.19)%(a)
Ratio of net investment income to average net assets before waivers (f) .....          (4.52)%(a)
Portfolio turnover rate .....................................................             45 %



                                    -------------------------  EQ Advisors Trust

-----
  154
--------------------------------------------------------------------------------

CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO


                                                                                         CLASS IB
                                                                                    ------------------
                                                                                       MAY 1, 1999*
                                                                                            TO
                                                                                     DECEMBER 31, 1999
                                                                                    ------------------
Net asset value, beginning of period ............................................      $   10.00
                                                                                       ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................................              -
  Net realized and unrealized gain (loss) on investments and foreign currency               4.10
                                                                                       ----------
  transactions
  Total from investment operations ..............................................           4.10
                                                                                       ----------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........................................              -
                                                                                       ----------
  Total dividends and distributions .............................................              -
                                                                                       ----------
Net asset value, end of period ..................................................      $   14.10
                                                                                       ==========
Total return ....................................................................          41.00%(b)
                                                                                       ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............................................      $  52,049
Ratio of expenses to average net assets after waivers ...........................           1.20%(a)
Ratio of expenses to average net assets before waivers (f) ......................           1.65%(a)
Ratio of net investment income to average net assets after waivers ..............           0.02%(a)
Ratio of net investment income to average net assets before waivers (f) .........          (0.43)%(a)
Portfolio turnover rate .........................................................             28%
Effect of voluntary expense limitation during the period: (f)
  Per share benefit to net investment income ....................................      $    0.02

-----
 155
--------------------------------------------------------------------------------

CAPITAL GUARDIAN RESEARCH PORTFOLIO


                                                                                         CLASS IB
                                                                                    ------------------
                                                                                       MAY 1, 1999*
                                                                                            TO
                                                                                     DECEMBER 31, 1999
                                                                                    ------------------
Net asset value, beginning of period ............................................      $   10.00
                                                                                       ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................................           0.02
  Net realized and unrealized gain (loss) on investments and foreign currency               0.69
                                                                                       ---------
  transactions
  Total from investment operations ..............................................           0.71
                                                                                       ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........................................          (0.02)
  Dividends in excess of net investment income ..................................              -
                                                                                       ---------
  Total dividends and distributions .............................................          (0.02)
                                                                                       ---------
Net asset value, end of period ..................................................      $   10.69
                                                                                       =========
Total return ....................................................................           7.10%(b)
                                                                                       =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............................................      $  33,903
Ratio of expenses to average net assets after waivers ...........................           0.95%(a)
Ratio of expenses to average net assets before waivers (f) ......................           1.35%(a)
Ratio of net investment income to average net assets after waivers ..............           0.37%(a)
Ratio of net investment income to average net assets before waivers (f) .........          (0.03)%(a)
Portfolio turnover rate .........................................................             36%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...................................      $    0.02



                                     ------------------------- EQ Advisors Trust

-----
  156
--------------------------------------------------------------------------------

CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO


                                                                                                 CLASS IB
                                                                                            ------------------
                                                                                               MAY 1, 1999*
                                                                                                    TO
                                                                                             DECEMBER 31, 1999
                                                                                            ------------------
Net asset value, beginning of period ....................................................       $  10.00
                                                                                                --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .................................................................           0.02
  Net realized and unrealized gain on investments and foreign currency transactions .....           0.35
                                                                                                --------
  Total from investment operations ......................................................           0.37
                                                                                                --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..................................................          (0.02)
  Dividends in excess of net investment income ..........................................              -
  Distributions from realized gains .....................................................          (0.02)
  Distributions in excess of realized gains .............................................          (0.01)
  Tax return of capital distributions ...................................................              -
                                                                                                --------
  Total dividends and distributions .....................................................          (0.05)
                                                                                                --------
Net asset value, end of period ..........................................................       $  10.32
                                                                                                ========
Total return ............................................................................           3.76%(b)
                                                                                                ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .......................................................       $ 67,472
Ratio of expenses to average net assets after waivers ...................................           0.95%(a)
Ratio of expenses to average net assets before waivers (f) ..............................           1.23%(a)
Ratio of net investment income to average net assets after waivers ......................           0.63%(a)
Ratio of net investment income to average net assets before waivers (f) .................           0.35%(a)
Portfolio turnover rate .................................................................             50%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...........................................       $   0.01

------
157
--------------------------------------------------------------------------------

EQ/EVERGREEN PORTFOLIO:***


                                                                                                 CLASS IB
                                                                                            ------------------
                                                                                                YEAR ENDED
                                                                                             DECEMBER 31, 1999
                                                                                            ------------------
Net asset value, beginning of period ....................................................        $ 10.00
                                                                                                 -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .................................................................           0.04
  Net realized and unrealized gain on investments and foreign currency transactions .....           0.93
                                                                                                 -------
  Total from investment operations ......................................................           0.97
                                                                                                 -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..................................................          (0.04)
  Dividends in excess of net investment income ..........................................              -
  Distributions from realized gains .....................................................              -
  Distributions in excess of realized gains .............................................              -
  Tax return of capital distributions ...................................................              -
                                                                                                 -------
  Total dividends and distributions .....................................................          (0.04)
                                                                                                 -------
Net asset value, end of period ..........................................................        $ 10.93
                                                                                                 =======
Total return ............................................................................           9.70%
                                                                                                 =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .......................................................        $ 4,818
Ratio of expenses to average net assets after waivers ...................................           1.05%
Ratio of expenses to average net assets before waivers (f) ..............................           2.86%
Ratio of net investment income to average net assets after waivers ......................           0.63%
Ratio of net investment income to average net assets before waivers (f) .................          (1.18)%
Portfolio turnover rate .................................................................            148%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...........................................        $  0.11


                                     ------------------------- EQ Advisors Trust

-----
  158
--------------------------------------------------------------------------------

EQ/EVERGREEN FOUNDATION PORTFOLIO:***


                                                                                                  CLASS IB
                                                                                             ------------------
                                                                                                 YEAR ENDED
                                                                                              DECEMBER 31, 1999
                                                                                             ------------------
Net asset value, beginning of period .....................................................        $ 10.00
                                                                                                  -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................................................           0.12
  Net realized and unrealized gain (loss) on investments and foreign currency                        0.62
                                                                                                  -------
  transactions
  Total from investment operations .......................................................           0.74
                                                                                                  -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................................................           (0.12)
                                                                                                  --------
  Total dividends and distributions ......................................................          (0.12)
                                                                                                  --------
Net asset value, end of period ...........................................................        $ 10.62
                                                                                                  --------
Total return .............................................................................           7.38%
                                                                                                  ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................................................          8,887
Ratio of expenses to average net assets after waivers and reimbursements .................           0.95%
Ratio of expenses to average net assets before waivers and reimbursements (f) ............           1.94%
Ratio of net investment income to average net assets after waivers and reimbursements ....           2.03%
Ratio of net investment income to average net assets before waivers and reimbursements (f)           1.04%
Portfolio turnover rate ..................................................................            105%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ............................................        $  0.06

-----
 159
--------------------------------------------------------------------------------

LAZARD LARGE CAP VALUE PORTFOLIO:**



                                                                                                    CLASS IB
                                                                                    ----------------------------------------
                                                                                         YEAR ENDED           YEAR ENDED
                                                                                     DECEMBER 31, 1999     DECEMBER 31, 1998
                                                                                    -------------------   ------------------
Net asset value, beginning of period ............................................    $  11.94                 $   10.00
                                                                                      -------                 ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................................        0.11                      0.06
  Net realized and unrealized gain (loss) on investments and foreign currency
    transactions.................................................................        0.31                      1.94
                                                                                      -------                 ---------
 Total from investment operations ..............................................         0.42                      2.00
                                                                                      -------                 ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........................................       (0.11)                    (0.06)
  Dividends in excess of net investment income ..................................            -                        -
  Distributions from realized gains .............................................       (0.19)                        -
                                                                                      --------                ----------
  Total dividends and distributions .............................................       (0.30)                    (0.06)
                                                                                      --------                ----------
Net asset value, end of period ..................................................    $  12.06                 $   11.94
                                                                                      ========                ----------
Total return ....................................................................        3.55%                    20.01%
                                                                                    ==========                ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............................................    $133,503                 $  74,588
Ratio of expenses to average net assets after waivers ...........................        0.94%                     0.90%
Ratio of expenses to average net assets before waivers (f) ......................        1.00%                     1.20%
Ratio of net investment income to average net assets after waivers ..............        1.10%                     1.19%
Ratio of net investment income to average net assets before waivers (f) .........        1.04%                     0.89%
Portfolio turnover rate .........................................................          32%                       37%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...................................    $   0.01                 $    0.02



                                     ------------------------- EQ Advisors Trust

-----
  160
--------------------------------------------------------------------------------

LAZARD SMALL CAP VALUE PORTFOLIO:**



                                                                                                    CLASS IB
                                                                                    ----------------------------------------
                                                                                         YEAR ENDED           YEAR ENDED
                                                                                     DECEMBER 31, 1999     DECEMBER 31, 1998
                                                                                    -------------------   ------------------
Net asset value, beginning of period ............................................        $  9.27                 $ 10.00
                                                                                          ------                 -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................................           0.04                    0.02
  Net realized and unrealized gain (loss) on investments and foreign currency               0.11                   (0.72)
                                                                                          ------                 -------
  transactions
  Total from investment operations ..............................................           0.15                   (0.70)
                                                                                          ------                 -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........................................          (0.04)                  (0.03)
  Distributions from realized gains .............................................          (0.06)                      -
                                                                                          -------                -------
  Total dividends and distributions .............................................          (0.10)                  (0.03)
                                                                                          -------                -------
Net asset value, end of period ..................................................        $  9.32                 $  9.27
                                                                                          =======                =======
Total return ....................................................................           1.66 %                 (7.03)%
                                                                                          ========               =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............................................        $72,607                 $51,046
Ratio of expenses to average net assets after waivers ...........................           1.20%                   1.20%
Ratio of expenses to average net assets before waivers (f) ......................           1.30%                   1.54%
Ratio of net investment income to average net assets after waivers ..............           0.48%                   0.52%
Ratio of net investment income to average net assets before waivers (f) .........           0.39%                   0.18%
Portfolio turnover rate .........................................................             48%                     21%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...................................        $  0.01                 $  0.02

-----
 161
--------------------------------------------------------------------------------

MERCURY BASIC VALUE EQUITY PORTFOLIO (FKA MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO):



                                                                                  CLASS IB
                                                                             -------------------
                                                                                  YEAR ENDED
                                                                              DECEMBER 31, 1999
                                                                             -------------------
Net asset value, beginning of period .......................................      $ 12.36
                                                                                  -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ....................................................         0.17
  Net realized and unrealized gain on investments and foreign
   currency transactions ...................................................         2.15
                                                                                  -------
  Total from investment operations .........................................         2.32
                                                                                  -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .....................................        (0.18)
  Dividends in excess of net investment income .............................             -
  Distributions from realized gains ........................................        (0.74)
  Distributions in excess of realized gains ................................             -
                                                                                  --------
  Total dividends and distributions ........................................        (0.92)
                                                                                  --------
Net asset value, end of period .............................................      $ 13.76
                                                                                  ========
Total return ...............................................................        19.00%
                                                                                  ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..........................................     $300,467
Ratio of expenses to average net assets after waivers ......................         0.85%
Ratio of expenses to average net assets before waivers (f) .................         0.96%
Ratio of net investment income to average net assets after waivers .........         1.42%
Ratio of net investment income to average net assets before waivers (f)              1.31%
Portfolio turnover rate ....................................................           71%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ..............................      $   0.01



                                                                                            CLASS IB
                                                                             --------------------------------------
                                                                                                    MAY 1, 1997*
                                                                                  YEAR ENDED             TO
                                                                              DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                             ------------------- ------------------
Net asset value, beginning of period .......................................      $  11.58              $ 10.00
                                                                                   -------              -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ....................................................          0.12                 0.06
  Net realized and unrealized gain on investments and foreign
   currency transactions ...................................................          1.21                 1.64
                                                                                   -------              -------
  Total from investment operations .........................................          1.33                 1.70
                                                                                   -------              -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .....................................         (0.12)               (0.06)
  Dividends in excess of net investment income .............................             -                    -
  Distributions from realized gains ........................................         (0.43)               (0.05)
  Distributions in excess of realized gains ................................             -                (0.01)
                                                                                   -------              -------
  Total dividends and distributions ........................................         (0.55)               (0.12)
                                                                                   -------              -------
Net asset value, end of period .............................................      $  12.36              $ 11.58
                                                                                   =======              =======
Total return ...............................................................         11.59%               16.99%(b)
                                                                                   ========             =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..........................................      $174,104              $49,495
Ratio of expenses to average net assets after waivers ......................          0.85%                0.85%(a)
Ratio of expenses to average net assets before waivers (f) .................          1.06%                1.89%(a)
Ratio of net investment income to average net assets after waivers .........          1.41%                1.91%(a)
Ratio of net investment income to average net assets before waivers (f)               1.20%                0.87%(a)
Portfolio turnover rate ....................................................            83%                  25%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ..............................      $   0.02              $  0.03



                                     ------------------------- EQ Advisors Trust

-----
  162
--------------------------------------------------------------------------------

MERCURY WORLD STRATEGY PORTFOLIO (fka MERRILL LYNCH WORLD STRATEGY
PORTFOLIO):



                                                                                   CLASS IB
                                                                              -------------------
                                                                                   YEAR ENDED
                                                                               DECEMBER 31, 1999
                                                                              -------------------
Net asset value, beginning of period ........................................       $ 10.93
                                                                                    -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................................          0.11
  Net realized and unrealized gain on investments and foreign currency
   transactions .............................................................          2.22
                                                                                    -------
  Total from investment operations ..........................................          2.33
                                                                                    -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................         (0.08)
  Dividends in excess of net investment income ..............................         (0.03)
  Distributions from realized gains .........................................         (0.17)
  Distributions in excess of realized gains .................................             -
                                                                                    -------
  Total dividends and distributions .........................................         (0.28)
                                                                                    -------
Net asset value, end of period ..............................................       $ 12.98
                                                                                    =======
Total return ................................................................         21.35%
                                                                                    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................       $35,722
Ratio of expenses to average net assets after waivers .......................          1.20%
Ratio of expenses to average net assets before waivers (f) ..................          1.40%
Ratio of net investment income to average net assets after waivers ..........          0.99%
Ratio of net investment income to average net assets before waivers (f) .....          0.79%
Portfolio turnover rate .....................................................           116%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................       $  0.02



                                                                                             CLASS IB
                                                                              --------------------------------------
                                                                                                     MAY 1, 1997*
                                                                                   YEAR ENDED             TO
                                                                               DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                              ------------------- ------------------
Net asset value, beginning of period ........................................       $ 10.31             $ 10.00
                                                                                    -------             -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................................          0.15                0.08
  Net realized and unrealized gain on investments and foreign currency
   transactions .............................................................          0.55                0.39
                                                                                    -------             -------
  Total from investment operations ..........................................          0.70                0.47
                                                                                    -------             -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................         (0.04)              (0.05)
  Dividends in excess of net investment income ..............................         (0.04)                  -
  Distributions from realized gains .........................................             -                   -
  Distributions in excess of realized gains .................................             -               (0.11)
                                                                                    -------             -------
  Total dividends and distributions .........................................         (0.08)              (0.16)
                                                                                    -------             -------
Net asset value, end of period ..............................................       $ 10.93             $ 10.31
                                                                                    =======             =======
Total return ................................................................          6.81%                4.70 %(b)
                                                                                    ========            =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................       $30,631             $ 18,210
Ratio of expenses to average net assets after waivers .......................          1.20%               1.20%(a)
Ratio of expenses to average net assets before waivers (f) ..................          1.61%               3.05%(a)
Ratio of net investment income to average net assets after waivers ..........          1.63%               1.89%(a)
Ratio of net investment income to average net assets before waivers (f) .....          1.22%               0.04%(a)
Portfolio turnover rate .....................................................           115%                 58%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................       $  0.04             $  0.08

-----
 163
--------------------------------------------------------------------------------

MFS EMERGING GROWTH COMPANIES PORTFOLIO:



                                                             CLASS IA
                                           --------------------------------------------
                                                                  NOVEMBER 24, 1998*
                                                YEAR ENDED                TO
                                            DECEMBER 31, 1999      DECEMBER 31, 1998
                                           ------------------- ------------------------
Net asset value, beginning of period .....       $ 16.04              $ 14.18
                                                 ---------          -----------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income (loss) ...........          0.01                    -
  Net realized and unrealized gain on
   investments and foreign currency
   transactions ..........................         11.83                 1.86
                                                 ---------          -----------
  Total from investment operations .......         11.84                 1.86
                                                 ---------          -----------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ................................             -                    -
  Dividends in excess of net
   investment income .....................             -                    -
  Distributions from realized gains ......         (0.48)                   -
  Distributions in excess of realized
   gains .................................             -                    -
                                                 ---------          -----------
  Total dividends and distributions ......         (0.48)                   -
                                                 ---------          -----------
Net asset value, end of period ...........       $ 27.40              $  16.04
                                                 =========          ===========
Total return .............................         74.43%                13.12%(b)
                                                 =========          ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........       $ 46,248             $  5,978
Ratio of expenses to average net
  assets after waivers ...................          0.60 %(c)            0.60%(a)(c)
Ratio of expenses to average net
  assets before waivers (f) ..............          0.70 %(c)            0.79%(a)(c)
Ratio of net investment income to
  assets before waivers...................          0.09%(c)            (0.05)%(a)(c)
Ratio of net investment income to
  average net assets before
  waivers (f) ............................         (0.01)%(c)           (0.24)%(a)(c)
Portfolio turnover rate ..................           184 %                 79%
  Effect of voluntary expense
   limitation during the period: (f)
   Per share benefit to net
    investment income ....................       $  0.01              $     -



                                                                    CLASS IB
                                           ----------------------------------------------------------
                                                                                      MAY 1, 1997*
                                                YEAR ENDED          YEAR ENDED             TO
                                            DECEMBER 31, 1999   DECEMBER 31, 1998   DECEMBER 31, 1997
                                           ------------------- ------------------- ------------------
Net asset value, beginning of period .....    $    16.04          $  11.92              $  10.00
                                               ---------           -------              --------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income (loss) ...........         (0.02)            (0.03)                 0.02
  Net realized and unrealized gain on
   investments and foreign currency
   transactions ..........................         11.79              4.15                  2.21
                                               ---------           -------              --------
  Total from investment operations .......         11.77              4.12                  2.23
                                               ---------           -------              --------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ................................             -                 -                 (0.02)
  Dividends in excess of net
   investment income .....................             -                 -                     -
  Distributions from realized gains ......         (0.48)                -                 (0.18)
  Distributions in excess of realized
   gains .................................             -                 -                 (0.11)
                                               ---------           -------              --------
  Total dividends and distributions ......         (0.48)                -                 (0.31)
                                               ---------           -------              --------
Net asset value, end of period ...........    $    27.33          $  16.04              $  11.92
                                               =========           =======              ========
Total return .............................         73.62%            34.57%                22.42%(b)
                                               =========           =======              ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........    $1,665,635          $461,307              $ 99,317
Ratio of expenses to average net
  assets after waivers ...................          0.85%(c)          0.85%(c)              0.85%(a)
Ratio of expenses to average net
  assets before waivers (f) ..............          0.95%(c)          1.04%(c)              1.82%(a)
Ratio of net investment income to
  average net assets after waivers .......         (0.16)%(c)        (0.30)%(c)             0.61%(a)
Ratio of net investment income to
  average net assets before
  waivers (f) ............................         (0.26)%(c)        (0.49)%(c)            (0.36)%(a)
Portfolio turnover rate ..................           184%               79 %                 116 %
  Effect of voluntary expense
   limitation during the period: (f)
   Per share benefit to net
    investment income ....................    $     0.01          $   0.02              $   0.04

                                     ------------------------- EQ Advisors Trust

-----
  164
--------------------------------------------------------------------------------

MFS GROWTH WITH INCOME PORTFOLIO:***


                                                                                         CLASS IB
                                                                                    ------------------
                                                                                        YEAR ENDED
                                                                                     DECEMBER 31, 1999
                                                                                    ------------------
Net asset value, beginning of period ............................................    $  10.00
                                                                                      -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................................        0.04
  Net realized and unrealized gain (loss) on investments and foreign currency            0.84
                                                                                      -------
  transactions
  Total from investment operations ..............................................        0.88
                                                                                      -------
LESS DISTRIBUTIONS:
Dividends from net investment income ............................................       (0.04)
Dividends in excess of net investment income ....................................            -
                                                                                      --------
Total dividends and distributions ...............................................       (0.04)
                                                                                      --------
Net asset value, end of period ..................................................     $ 10.84
                                                                                      ========
Total return ....................................................................        8.76 %
                                                                                      ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............................................    $109,828
Ratio of expenses to average net assets after waivers ...........................        0.85%
Ratio of expenses to average net assets before waivers (f) ......................        1.16%
Ratio of net investment income to average net assets after waivers ..............        0.80%
Ratio of net investment income to average net assets before waivers (f) .........        0.49%
Portfolio turnover rate .........................................................          64%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...................................    $   0.01

-----
 165
--------------------------------------------------------------------------------

MFS RESEARCH PORTFOLIO:




                                                                                   CLASS IB
                                                                              -------------------
                                                                                   YEAR ENDED
                                                                               DECEMBER 31, 1999
                                                                              -------------------
Net asset value, beginning of period ........................................     $  14.21
                                                                                   -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................................         0.02
  Net realized and unrealized gain on investments and foreign currency
   transactions .............................................................         3.24
                                                                                   -------
  Total from investment operations ..........................................         3.26
                                                                                   -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................        (0.02)
  Dividends in excess of net investment income ..............................             -
  Distributions from realized gains .........................................        (0.39)
  Distributions in excess of realized gains .................................             -
                                                                                   --------
  Total dividends and distributions .........................................        (0.41)
                                                                                   --------
Net asset value, end of period ..............................................     $  17.06
                                                                                   ========
Total return ................................................................        23.12%
                                                                                   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................     $685,270
Ratio of expenses to average net assets after waivers .......................         0.85%
Ratio of expenses to average net assets before waivers (f) ..................         0.96%
Ratio of net investment income to average net assets after waivers ..........         0.12%
Ratio of net investment income to average net assets before waivers (f) .....         0.01%
Portfolio turnover rate .....................................................           91%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................     $   0.01



                                                                                             CLASS IB
                                                                              --------------------------------------
                                                                                                     MAY 1, 1997*
                                                                                   YEAR ENDED             TO
                                                                               DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                              ------------------- ------------------
Net asset value, beginning of period ........................................     $  11.48           $    10.00
                                                                                   -------           ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................................         0.04                 0.02
  Net realized and unrealized gain on investments and foreign currency
   transactions .............................................................         2.73                 1.58
                                                                                   -------           ----------
  Total from investment operations ..........................................         2.77                 1.60
                                                                                   -------           ----------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................        (0.04)               (0.02)
  Dividends in excess of net investment income ..............................            -                    -
  Distributions from realized gains .........................................            -                (0.01)
  Distributions in excess of realized gains .................................            -                (0.09)
                                                                                   --------          ----------
  Total dividends and distributions .........................................        (0.04)               (0.12)
                                                                                   --------          ----------
Net asset value, end of period ..............................................     $  14.21           $    11.48
                                                                                   ========          ==========
Total return ................................................................        24.11%               16.07%(b)
                                                                                   ========          ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................     $407,619           $  114,754
Ratio of expenses to average net assets after waivers .......................         0.85%                0.85%(a)
Ratio of expenses to average net assets before waivers (f) ..................         1.05%                1.78%(a)
Ratio of net investment income to average net assets after waivers ..........         0.44%                0.65%(a)
Ratio of net investment income to average net assets before waivers (f) .....         0.24%               (0.28)%(a)
Portfolio turnover rate .....................................................           73%                  51%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................     $   0.02           $     0.03



                                     ------------------------- EQ Advisors Trust

-----
  166
--------------------------------------------------------------------------------

MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO:


                                                                                   CLASS IB
                                                                              -------------------
                                                                                   YEAR ENDED
                                                                               DECEMBER 31, 1999
                                                                              -------------------
Net asset value, beginning of period ........................................      $  5.79
                                                                                    -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss) ..............................................         (0.01)
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions ....................................................          5.55
                                                                                    -------
  Total from investment operations ..........................................          5.54
                                                                                    -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................          -
  Distributions from realized gains .........................................         (0.11)
                                                                                    -------
  Total dividends and distributions .........................................         (0.11)
                                                                                    -------
Net asset value, end of period ..............................................      $  11.22
                                                                                    =======
Total return ................................................................         95.82%
                                                                                    ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................      $191,581
Ratio of expenses to average net assets after waivers .......................          1.75%
Ratio of expenses to average net assets before waivers (f) ..................          2.38%
Ratio of net investment income to average net assets after waivers ..........         (0.18)%
Ratio of net investment income to average net assets before waivers (f) .....         (0.82)%
Portfolio turnover rate .....................................................           138%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................      $   0.02



                                                                                             CLASS IB
                                                                              --------------------------------------
                                                                                                   AUGUST 20, 1997*
                                                                                   YEAR ENDED             TO
                                                                               DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                              ------------------- ------------------
Net asset value, beginning of period ........................................        $  7.96           $ 10.00
                                                                                     -------           -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss) ..............................................           0.03              0.04
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions ....................................................          (2.18)            (2.06)
                                                                                     -------           -------
  Total from investment operations ..........................................          (2.15)            (2.02)
                                                                                     -------           -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................          (0.02)            (0.02)
  Distributions from realized gains .........................................              -                 -
                                                                                     -------           -------
  Total dividends and distributions .........................................          (0.02)                (0.02)
                                                                                     -------           -------
Net asset value, end of period ..............................................        $  5.79           $  7.96
                                                                                     =======           =======
Total return ................................................................         (27.10)%          (20.16)%(b)
                                                                                     ========          ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................        $41,359           $21,433
Ratio of expenses to average net assets after waivers .......................           1.75%             1.75%(a)
Ratio of expenses to average net assets before waivers (f) ..................           2.63%             2.61%(a)
Ratio of net investment income to average net assets after waivers ..........           0.73%             1.96%(a)
Ratio of net investment income to average net assets before waivers (f) .....          (0.09)%            1.10%(a)
Portfolio turnover rate .....................................................            114%               25%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................        $  0.03           $  0.02

-----
 167
--------------------------------------------------------------------------------

EQ/PUTNAM BALANCED PORTFOLIO:



                                                                                   CLASS IB
                                                                              -------------------
                                                                                   YEAR ENDED
                                                                               DECEMBER 31, 1999
                                                                              -------------------
Net asset value, beginning of period ........................................     $  12.16
                                                                                   -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................................         0.32
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions ....................................................        (0.32)
                                                                                   --------
  Total from investment operations ..........................................            -
                                                                                   --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................        (0.32)
  Dividends in excess of net investment income ..............................            -
  Distributions from realized gains .........................................        (0.28)
  Distributions in excess of realized gains .................................        (0.12)
                                                                                   --------
  Total dividends and distributions .........................................        (0.72)
                                                                                   --------
Net asset value, end of period ..............................................     $  11.44
                                                                                   ========
Total return ................................................................         0.01%
                                                                                   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................     $104,977
Ratio of expenses to average net assets after waivers .......................         0.90%
Ratio of expenses to average net assets before waivers (f) ..................         1.07%
Ratio of net investment income to average net assets after waivers ..........         2.85%
Ratio of net investment income to average net assets before waivers (f) .....         2.68%
Portfolio turnover rate .....................................................          140%
  Effect of voluntary expense limitation during the period: (f) .............
   Per share benefit to net investment income ...............................     $  0.02



                                                                                             CLASS IB
                                                                              --------------------------------------
                                                                                                     MAY 1, 1997*
                                                                                   YEAR ENDED             TO
                                                                               DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                              ------------------- ------------------
Net asset value, beginning of period ........................................       $ 11.21           $ 10.00
                                                                                    -------           -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................................          0.25              0.14
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions ....................................................          1.08              1.30
                                                                                    -------           -------
  Total from investment operations ..........................................          1.33              1.44
                                                                                    -------           -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................         (0.23)            (0.13)
  Dividends in excess of net investment income ..............................             -             (0.01)
  Distributions from realized gains .........................................         (0.15)            (0.09)
  Distributions in excess of realized gains .................................             -                 -
                                                                                    -------           -------
  Total dividends and distributions .........................................         (0.38)            (0.23)
                                                                                    -------           -------
Net asset value, end of period ..............................................       $ 12.16           $ 11.21
                                                                                    =======           =======
Total return ................................................................         11.92%            14.38%(b)
                                                                                    =======           =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................       $75,977           $25,854
Ratio of expenses to average net assets after waivers .......................          0.90%             0.90%(a)
Ratio of expenses to average net assets before waivers (f) ..................          1.25%             2.55%(a)
Ratio of net investment income to average net assets after waivers ..........          2.88%             3.19%(a)
Ratio of net investment income to average net assets before waivers (f) .....          2.53%             1.54 %(a)
Portfolio turnover rate .....................................................           135%              117 %
  Effect of voluntary expense limitation during the period: (f) .............
   Per share benefit to net investment income ...............................       $  0.03           $  0.07



                                     ------------------------- EQ Advisors Trust

-----
  168
--------------------------------------------------------------------------------

EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO:


                                                                                   CLASS IB
                                                                              -------------------
                                                                                   YEAR ENDED
                                                                               DECEMBER 31, 1999
                                                                              -------------------
Net asset value, beginning of period ........................................      $  12.77
                                                                                    -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................................          0.16
  Net realized and unrealized gain on investments and foreign currency
   transactions .............................................................         (0.34)
                                                                                    -------
  Total from investment operations ..........................................         (0.18)
                                                                                    -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................         (0.16)
  Dividends in excess of net investment income ..............................             -
  Distributions from realized gains .........................................         (0.74)
  Distributions in excess of realized gains .................................         (0.13)
                                                                                    -------
  Total dividends and distributions .........................................         (1.03)
                                                                                    -------
Net asset value, end of period ..............................................      $  11.56
                                                                                    =======
Total return ................................................................         (1.27)%
                                                                                    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................      $544,271
Ratio of expenses to average net assets after waivers .......................          0.85%
Ratio of expenses to average net assets before waivers (f) ..................          0.95%
Ratio of net investment income to average net assets after waivers ..........          1.29%
Ratio of net investment income to average net assets before waivers (f) .....          1.19%
Portfolio turnover rate .....................................................            77%
  Effect of voluntary expense limitation during the period: (f) .............
   Per share benefit to net investment income ...............................      $   0.01



                                                                                             CLASS IB
                                                                              --------------------------------------
                                                                                                     MAY 1, 1997*
                                                                                   YEAR ENDED             TO
                                                                               DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                              ------------------- ------------------
Net asset value, beginning of period ........................................  $  11.52               $  10.00
                                                                                -------                -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................................      0.11                   0.06
  Net realized and unrealized gain on investments and foreign currency
   transactions .............................................................      1.35                   1.56
                                                                                -------                -------
  Total from investment operations ..........................................      1.46                   1.62
                                                                                -------                -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................     (0.11)                 (0.06)
  Dividends in excess of net investment income ..............................         -                      -
  Distributions from realized gains .........................................         -                  (0.01)
  Distributions in excess of realized gains .................................     (0.10)                 (0.03)
                                                                                --------               -------
  Total dividends and distributions .........................................     (0.21)                 (0.10)
                                                                                --------               -------
Net asset value, end of period ..............................................  $  12.77               $  11.52
                                                                                ========               =======
Total return ................................................................     12.75 %                16.23%(b)
                                                                              ==========               =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................  $460,744               $150,260
Ratio of expenses to average net assets after waivers .......................      0.85%                  0.85%(a)
Ratio of expenses to average net assets before waivers (f) ..................      1.04%                  1.75%(a)
Ratio of net investment income to average net assets after waivers ..........      1.30 %                 1.67%(a)
Ratio of net investment income to average net assets before waivers (f) .....      1.11 %                 0.77%(a)
Portfolio turnover rate .....................................................        74 %                   61%
  Effect of voluntary expense limitation during the period: (f) .............
   Per share benefit to net investment income ...............................  $   0.02               $   0.03

-----
 169
--------------------------------------------------------------------------------

EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO:


                                                                                   CLASS IB
                                                                              -------------------
                                                                                   YEAR ENDED
                                                                               DECEMBER 31, 1999
                                                                              -------------------
Net asset value, beginning of period ........................................     $  13.01
                                                                                   -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................................         0.07
  Net realized and unrealized gain on investments and foreign currency
   transactions .............................................................         7.69
                                                                                   -------
  Total from investment operations ..........................................         7.76
                                                                                   -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................        (0.13)
  Dividends in excess of net investment income ..............................        (0.22)
  Distributions from realized gains .........................................        (1.07)
  Distributions in excess of realized gains .................................            -
                                                                                   --------
  Total dividends and distributions .........................................        (1.42)
                                                                                   --------
Net asset value, end of period ..............................................     $  19.35
                                                                                   ========
Total return ................................................................        60.24%
                                                                                   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................     $299,159
Ratio of expenses to average net assets after waivers .......................         1.20%
Ratio of expenses to average net assets before waivers (f) ..................         1.26%
Ratio of net investment income to average net assets after waivers ..........         0.54%
Ratio of net investment income to average net assets before waivers (f) .....         0.48%
Portfolio turnover rate .....................................................          119%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................     $   0.01



                                                                                             CLASS IB
                                                                              --------------------------------------
                                                                                                     MAY 1, 1997*
                                                                                   YEAR ENDED             TO
                                                                               DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                              ------------------- ------------------
Net asset value, beginning of period ........................................      $  10.89              $ 10.00
                                                                                    -------              ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................................          0.05                 0.03
  Net realized and unrealized gain on investments and foreign currency
   transactions .............................................................          2.07                 0.93
                                                                                    -------              ---------
  Total from investment operations ..........................................          2.12                 0.96
                                                                                    -------              ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................             -                (0.02)
  Dividends in excess of net investment income ..............................             -                    -
  Distributions from realized gains .........................................             -                (0.01)
  Distributions in excess of realized gains .................................             -                (0.04)
                                                                                    -------              ---------
  Total dividends and distributions .........................................             -                (0.07)
                                                                                    -------              ---------
Net asset value, end of period ..............................................      $  13.01              $ 10.89
                                                                                    =======              =========
Total return ................................................................         19.51%                9.58%(b)
                                                                                    ========             ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................      $143,721              $55,178
Ratio of expenses to average net assets after waivers .......................          1.20%                1.20%(a)
Ratio of expenses to average net assets before waivers (f) ..................          1.46%                2.53%(a)
Ratio of net investment income to average net assets after waivers ..........          0.64%                0.74%(a)
Ratio of net investment income to average net assets before waivers (f) .....          0.38%               (0.59)%(a)
Portfolio turnover rate .....................................................            94%                  43%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................      $   0.02              $  0.05



                                     ------------------------- EQ Advisors Trust

-----
  170
--------------------------------------------------------------------------------

EQ/PUTNAM INVESTORS GROWTH PORTFOLIO:



                                                                                   CLASS IB
                                                                              -------------------
                                                                                   YEAR ENDED
                                                                               DECEMBER 31, 1999
                                                                              -------------------
Net asset value, beginning of period ........................................      $  16.79
                                                                                    -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ..............................................         (0.03)
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions ....................................................          5.09
                                                                                    -------
  Total from investment operations ..........................................          5.06
                                                                                    -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................             -
  Distributions from realized gains .........................................         (0.44)
  Distributions in excess of realized gains .................................             -
                                                                                    -------
  Total dividends and distributions .........................................         (0.44)
                                                                                    -------
Net asset value, end of period ..............................................      $  21.41
                                                                                    =======
Total return ................................................................         30.24%
                                                                                    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................      $384,175
Ratio of expenses to average net assets after waivers .......................          0.93%
Ratio of expenses to average net assets before waivers (f) ..................          0.98%
Ratio of net investment income to average net assets after waivers ..........        (0.20)%
Ratio of net investment income to average net assets before waivers (f) .....        (0.25)%
Portfolio turnover rate .....................................................           76%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................      $   0.01



                                                                                             CLASS IB
                                                                              --------------------------------------
                                                                                                     MAY 1, 1997*
                                                                                   YEAR ENDED             TO
                                                                               DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                              ------------------- ------------------
Net asset value, beginning of period ........................................      $  12.33             $ 10.00
                                                                                    -------          ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ..............................................          0.01                0.02
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions ....................................................          4.46                2.45
                                                                                    -------          ----------
  Total from investment operations ..........................................          4.47                2.47
                                                                                    -------          ----------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................         (0.01)              (0.03)
  Distributions from realized gains .........................................             -               (0.04)
  Distributions in excess of realized gains .................................             -               (0.07)
                                                                                    -------          ----------
  Total dividends and distributions .........................................         (0.01)              (0.14)
                                                                                    -------          ----------
Net asset value, end of period ..............................................      $  16.79             $ 12.33
                                                                                    =======          ==========
Total return ................................................................         36.27%              24.70%(b)
                                                                                    =======          ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................      $175,015             $39,695
Ratio of expenses to average net assets after waivers .......................          0.85%               0.85%(a)
Ratio of expenses to average net assets before waivers (f) ..................          1.09%               2.13%(a)
Ratio of net investment income to average net assets after waivers ..........          0.14%               0.58%(a)
Ratio of net investment income to average net assets before waivers (f) .....        (0.10)%              (0.70)%(a)
Portfolio turnover rate .....................................................            64%                 47%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................      $   0.02             $  0.05

-----
 171
--------------------------------------------------------------------------------

T. ROWE PRICE EQUITY INCOME PORTFOLIO:



                                                                         CLASS IA
                                                           -------------------------------------
                                                                               NOVEMBER 24,
                                                                                   1998*
                                                             YEAR ENDED             TO
                                                            DECEMBER 31,       DECEMBER 31,
                                                                1999               1998
                                                           -------------- ----------------------
Net asset value, beginning of period .....................    $ 12.67             $ 13.22
                                                              -------             -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................       0.28                0.06
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions .........       0.20               (0.09)+
                                                              -------             --------
  Total from investment operations .......................       0.48               (0.03)
                                                              -------             --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................      (0.29)              (0.24)
  Distributions from realized gains ......................      (0.52)              (0.28)
                                                              --------            --------
  Total dividends and distributions ......................      (0.81)              (0.52)
                                                              --------            --------
Net asset value, end of period ...........................    $ 12.34             $ 12.67
                                                              ========            ========
Total return .............................................       3.80%              (0.15)%(b)
                                                              ========            ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................    $ 5,181              $2,415
Ratio of expenses to average net assets after waivers.....       0.60%               0.60%(a)(c)
Ratio of expenses to average net assets before
  waivers (f) ............................................       0.72%               0.79%(a)(c)
Ratio of net investment income to average net assets
  after waivers ..........................................       2.15%               2.45%(a)(c)
Ratio of net investment income to average net assets
  before waivers (f) .....................................       2.03%               2.26%(a)(c)
Portfolio turnover rate ..................................         31%                 17%
  Effect of voluntary expense limitation during the
   period: (f)
   Per share benefit to net investment income ............    $  0.02             $  0.03



                                                                                CLASS IB
                                                           --------------------------------------------------
                                                                                               MAY 1, 1997*
                                                             YEAR ENDED       YEAR ENDED            TO
                                                            DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                                                1999             1998              1997
                                                           -------------- ----------------- -----------------
Net asset value, beginning of period .....................   $  12.67         $  12.08        $ 10.00
                                                             --------        ---------        -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................       0.24             0.22         , 0.10
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions .........       0.20             0.87           2.11
                                                             --------        ---------        -------
  Total from investment operations .......................       0.44             1.09           2.21
                                                             --------        ---------        -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................      (0.25)           (0.22)         (0.09)
  Distributions from realized gains ......................      (0.52)           (0.28)         (0.04)
                                                             ---------       ---------        -------
  Total dividends and distributions ......................      (0.77)           (0.50)         (0.13)
                                                             ---------       ---------        -------
Net asset value, end of period ...........................   $  12.34         $  12.67        $ 12.08
                                                             =========       =========        =======
Total return .............................................       3.54%            9.11%         22.11 %(b)
                                                             =========       =========        =======

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................   $273,031         $242,001        $99,947
Ratio of expenses to average net assets after waivers.....       0.85%            0.85%(c)       0.85%(a)
Ratio of expenses to average net assets before
  waivers (f) ............................................       0.97%            1.04%(c)       1.74%(a)
Ratio of net investment income to average net assets
  after waivers ..........................................       1.90%            2.20% (c)      2.49%(a)
Ratio of net investment income to average net assets
  before waivers (f) .....................................       1.78%            2.01% (c)      1.60%(a)
Portfolio turnover rate ..................................         31%              17%             9%
  Effect of voluntary expense limitation during the
   period: (f)
   Per share benefit to net investment income ............   $   0.02         $   0.02        $   0.03


                                    -------------------------  EQ Advisors Trust

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  172
--------------------------------------------------------------------------------

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO:



                                                                                   CLASS IB
                                                                              -------------------
                                                                                   YEAR ENDED
                                                                               DECEMBER 31, 1999
                                                                              -------------------
Net asset value, beginning of period ........................................     $  11.10
                                                                                   -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................................         0.06
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions ....................................................         3.46
                                                                                   -------
  Total from investment operations ..........................................         3.52
                                                                                   -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................        (0.05)
  Dividends in excess of net investment income ..............................             -
  Distributions in excess of realized gains .................................        (0.15)
  Tax return of capital distributions .......................................             -
                                                                                   --------
  Total dividends and distributions .........................................        (0.20)
                                                                                   --------
Net asset value, end of period ..............................................     $  14.42
                                                                                   ========
Total return ................................................................        31.92%
                                                                                   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................     $214,899
Ratio of expenses to average net assets after waivers .......................         1.20%
Ratio of expenses to average net assets before waivers (f) ..................         1.29%
Ratio of net investment income to average net assets after waivers ..........         0.51%
Ratio of net investment income to average net assets before waivers (f) .....         0.42%
Portfolio turnover rate .....................................................           25%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................     $   0.01



                                                                                             CLASS IB
                                                                              --------------------------------------
                                                                                                     MAY 1, 1997*
                                                                                   YEAR ENDED             TO
                                                                               DECEMBER 31, 1998   DECEMBER 31, 1997
                                                                              ------------------- ------------------
Net asset value, beginning of period ........................................      $   9.85             $ 10.00
                                                                                    -------            ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................................          0.06                0.02
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions ....................................................          1.28               (0.17)
                                                                                    -------            ----------
  Total from investment operations ..........................................          1.34               (0.15)
                                                                                    -------            ----------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................................         (0.07)                  -
  Dividends in excess of net investment income ..............................         (0.02)                  -
  Distributions in excess of realized gains .................................             -                   -
  Tax return of capital distributions .......................................             -                   -
                                                                                    --------           ----------
  Total dividends and distributions .........................................         (0.09)                  -
                                                                                    --------           ----------
Net asset value, end of period ..............................................      $  11.10             $  9.85
                                                                                    ========           ==========
Total return ................................................................         13.68 %             (1.49)%(b)
                                                                                    =========          ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................................      $134,653             $ 69,572
Ratio of expenses to average net assets after waivers .......................          1.20%               1.20%(a)
Ratio of expenses to average net assets before waivers (f) ..................          1.40%               2.56%(a)
Ratio of net investment income to average net assets after waivers ..........          0.67%               0.45%(a)
Ratio of net investment income to average net assets before waivers (f) .....          0.47%              (0.91)%(a)
Portfolio turnover rate .....................................................            22%                 17%
  Effect of voluntary expense limitation during the period: (f)
   Per share benefit to net investment income ...............................      $   0.02             $  0.05

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 173
--------------------------------------------------------------------------------

WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO:



                                                                           CLASS IA
                                                           ----------------------------------------
                                                                                  NOVEMBER 24,
                                                                                      1998*
                                                               YEAR ENDED              TO
                                                              DECEMBER 31,        DECEMBER 31,
                                                                  1999                1998
                                                           ----------------- ----------------------
Net asset value, beginning of period .....................      $ 10.59           $ 10.40
                                                               --------           -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................         0.03              0.03
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions .........         0.19              0.23 +
                                                               --------           -------
  Total from investment operations .......................         0.22              0.26
                                                               --------           -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................        (0.05)            (0.06)
  Distributions in excess of realized gains ..............            -                 -
  Return of capital distributions ........................            -             (0.01)
                                                               --------           -------
  Total dividends and distributions ......................        (0.05)            (0.07)
                                                               --------           -------
Net asset value, end of period ...........................      $ 10.76           $ 10.59
                                                               ========           =======
Total return .............................................         2.07%             2.63%(b)
                                                               ========           =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................      $ 2,339           $   747
Ratio of expenses to average net assets after waivers.....         0.75%(c)          0.75%(a)(c)
Ratio of expenses to average net assets before
  waivers (f) ............................................         0.84%(c)          0.92%(a)(c)
Ratio of net investment income to average net assets
  after waivers ..........................................         0.40%(c)          0.72 %(a)(c)
Ratio of net investment income to average net assets
  before waivers (f) .....................................         0.32%(c)          0.55%(a)(c)
Portfolio turnover rate ..................................          192%              111%
  Effect of voluntary expense limitation during the
   period: (f)
    Per share benefit to net investment income ...........      $  0.01           $  0.17



                                                                                    CLASS IB
                                                           -----------------------------------------------------------
                                                                                                       MAY 1, 1997*
                                                                  YEAR ENDED          YEAR ENDED              TO
                                                                  DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
                                                                     1999                1998                1997
                                                           ------------------- ------------------- -------------------
Net asset value, beginning of period .....................         $  10.61           $  11.85           $  10.00
                                                                  ----------         ----------          ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................             0.02               0.05               0.01
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions .........             0.17              (1.24)              1.90
                                                                  ----------         ----------          ---------
  Total from investment operations .......................             0.19             ( 1.19)              1.91
                                                                  ----------         ----------          ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................            (0.02)             (0.04)             (0.01)
  Distributions in excess of realized gains ..............                -                  -              (0.05)
  Return of capital distributions ........................                -              (0.01)                 -
                                                                  ----------         ----------          ---------
  Total dividends and distributions ......................             0.02)             (0.05)             (0.06)
                                                                  ----------         ----------          ---------
Net asset value, end of period ...........................         $  10.78           $  10.61           $  11.85
                                                                  ==========         ==========          =========
Total return .............................................             1.80%            (10.02)%            19.15 %(b)
                                                                  ==========         ==========          ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................         $149,618           $166,746           $120,880
Ratio of expenses to average net assets after waivers.....             1.00%(c)           1.00%(c)           1.00%(a)
Ratio of expenses to average net assets before
  waivers (f) ............................................             1.09%(c)           1.17%(c)           1.70%(a)
Ratio of net investment income to average net assets
  after waivers ..........................................             0.21%(c)           0.47%(c)           0.26%(a)
Ratio of net investment income to average net assets
  before waivers (f) .....................................             0.12%(c)           0.30%(c)                ( 0.44)%(a)
Portfolio turnover rate ..................................              192%               111%                44%
  Effect of voluntary expense limitation during the
   period: (f)
    Per share benefit to net investment income ...........         $   0.02           $   0.02           $   0.03

----------
*     Commencement of Operations
**    Commenced operations on January 1, 1998.
***   Commenced operations on January 1, 1999.
+ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

(a)   Annualized
(b)   Total return is not annualized.
(c) Reflects overall Portfolio ratios for investment income and non-class specific expense.


                                     ------------------------- EQ Advisors Trust

-----
  174
--------------------------------------------------------------------------------

     (d) On October 18, 1999, this Portfolio received, through a substitution transaction, the assets and liabilities of the Hudson River Trust Portfolio that followed the same investment objectives as this Portfolio. The information for each of the preceding periods is that of the predecessor Hudson River Trust Portfolio. Information for the year ended December 31, 1999 includes the results of operations of the predecessor Hudson River Trust Portfolio from January 1, 1999 through October 17, 1999.

     (e) Net investment income and capital changes per share are based on monthly average shares outstanding.

     (f) For further information concerning fee waivers see the section entitled "Expense Limitation Agreement" in this Prospectus.

10
---------
Prior performance of each adviser



----------------
  175
--------------------------------------------------------------------------------

 The following table provides information concerning the historical performance of another registered investment company (or series) and/or other institutional private accounts managed by each Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the respective Portfolio(s) of the Trust for which it serves as Adviser. The data is provided to illustrate the past performance of the Advisers in managing substantially similar investment vehicles as measured against specified market indices. This data does not represent the past performance of any of the Portfolios or the future performance of any Portfolio or its Adviser. Consequently, potential investors should not consider this performance data as an indication of the future performance of any Portfolio of the Trust or of its Adviser and should not confuse this performance data with performance data for each of the Trust's Portfolios, which is shown for each Portfolio under the caption "ABOUT THE INVESTMENT PORTFOLIOS."

 Each Adviser's performance data shown below for other registered investment companies (or series thereof) was calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information for registered investment companies. Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses. In each such instance, the share prices and investment returns will fluctuate, reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities.

 Composite performance data relating to the historical performance of institutional private accounts managed by the relevant Adviser was calculated on a total return basis and includes all losses. As specified below, this composite performance data is provided only for the Capital Guardian U.S. Equity Research Portfolio Diversified Composite, the Capital Guardian U.S. Equity Composite, and the Capital Guardian Non-U.S Equity Composite (collectively, the "Composites"). The total returns for each Composite reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by Capital Guardian's institutional private accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. Each Composite includes all actual, fee-paying, discretionary institutional private accounts managed by Capital Guardian that have investment objectives, policies, strategies and risks substantially similar to those of the relevant Portfolio. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The institutional private accounts that are included in the Composite are not subject to the same types of expenses to which the relevant Portfolio is subject or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Composite could have been adversely affected if the institutional private accounts included in the Composite had been regulated as investment companies under the federal securities laws.

 The major difference between the SEC prescribed calculation of average annual total returns for registered investment companies or (series thereof) and total returns for composite performance is that average annual total returns reflect all fees and charges applicable to the registered investment company in question and the total return calculation for the Composite reflects only those fees and charges described in the paragraph directly above.

 The performance results for the registered investment companies or Composite presented below are generally subject to somewhat lower fees and expenses than the relevant Portfolios although in most instances the fees and expenses are substantially similar. In addition, holders of Contracts representing interests in the Portfolios below will be subject to charges and expenses relating to such Contracts. The performance results presented below do not reflect any insurance related expenses and would be reduced if such charges were reflected.

-----
  176
--------------------------------------------------------------------------------

 The investment results presented below are unaudited. For more information on the specified market indices used below, see the section "The Benchmarks."

ANNUAL RATES OF RETURN OF OTHER FUNDS OR ACCOUNTS MANAGED BY ADVISERS AS OF 12/31/99

The name of the other fund or account managed by the Adviser is shown in BOLD. The name of the Trust Portfolio is shown in (parentheses). The name of the benchmark is shown in italics.


                                                                 1           5          10        Since      Inception
OTHER FUND OR ACCOUNT MANAGED BY ADVISER (EQAT Portfolio)       Year       Years       Years     Inception      Date
----------------------------------------------------------- ----------- ----------- ----------- ----------- ------------
                                                                                      C>
Benchmark
------------------------------------------------------------------------------------------------------------------------
 ALLIANCE PREMIER GROWTH FUND, INC. - ADVISOR CLASS (9),(12) (EQ/ALLIANCE PREMIER GROWTH PORTFOLIO)
                                                                29.42%  N/A             N/A         38.65%     10/1/96
S&P 500 Index (3)                                               21.04%  N/A             N/A         21.60%
-----------------------------------------------------------     -----   -----           ---         -----     --------
 ALLIANCE TECHNOLOGY FUND - ADVISOR CLASS (12) (EQ/ALLIANCE TECHNOLOGY PORTFOLIO)
                                                                71.78%      38.52%      29.98%      N/A         3/1/82
NASDAQ Composite Index                                          85.59%      40.17%      24.50%      N/A
-----------------------------------------------------------     -----   ---------       -----   ---------     --------
 CAPITAL GUARDIAN NON-U.S. EQUITY COMPOSITE (12) (CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO)
                                                                70.77%      23.99%      15.31%      N/A       12/31/78
MSCI EAFE Index (5)                                             26.96%      12.83%       7.01%      N/A
-----------------------------------------------------------     -----   ---------       -----   ---------     ---------
 CAPITAL GUARDIAN U.S. EQUITY COMPOSITE (12) (CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO)
                                                                23.83%      27.70%      17.97%      N/A       12/31/66
S&P 500 Index (3)                                               21.04%      28.56%      18.19%      N/A
-----------------------------------------------------------     -----   ---------       -----   ---------     ---------
 CAPITAL GUARDIAN U.S. EQUITY RESEARCH PORTFOLIO - DIVERSIFIED COMPOSITE (12) (CAPITAL GUARDIAN RESEARCH PORTFOLIO)
                                                                24.23%      29.43%      N/A         22.62%     3/31/93
S&P 500 Index (3)                                               21.04%      28.56%      N/A         21.58%
-----------------------------------------------------------     -----   ---------       -----   ---------     ---------
 EVERGREEN FUND - CLASS Y SHARES (12) (EQ/EVERGREEN PORTFOLIO)
                                                                16.05%      21.21%      14.17%      N/A       10/15/71
S&P 500 Index (3)                                               21.04%      28.56%      18.19%      N/A
-----------------------------------------------------------     -----   ---------       -----   ---------     ---------
 EVERGREEN FOUNDATION FUND - CLASS Y SHARES (12) (EQ/EVERGREEN FOUNDATION PORTFOLIO)
                                                                13.69%      18.32%      N/A         16.57%      1/2/90
S&P 500 Index (3)                                               21.04%      28.56%      N/A         16.16%
-----------------------------------------------------------     -----   ---------       -----   ---------     ---------
 THE LAZARD FUNDS, INC. - LAZARD EQUITY PORTFOLIO (11) (LAZARD LARGE CAP VALUE PORTFOLIO)
                                                                 4.23%      20.36%      14.83%      14.08%        6/87
S&P 500 Index (3)                                               21.04%      28.55%      18.21%      16.85%
-----------------------------------------------------------     -----   ---------       -----   ---------     ---------
 THE LAZARD FUNDS, INC. - LAZARD SMALL CAP PORTFOLIO (11) (LAZARD SMALL CAP VALUE PORTFOLIO)
                                                                 1.77%      11.39%      N/A         14.24%     10/1/91
Russell 2000 Index (4)                                          21.26%      16.69%      N/A         14.77%
-----------------------------------------------------------     -----   ---------       -----   ---------     ---------

-----
 177
--------------------------------------------------------------------------------

                                                                                                  1            5
OTHER FUND OR ACCOUNT MANAGED BY ADVISER (EQAT Portfolio)                                      Year        Years
------------------------------------------------------------------------------------------ ------------- -----------
MASSACHUSETTS INVESTORS TRUST (2),(11) (MFS GROWTH WITH INCOME PORTFOLIO)
                                                                                                 0.81%       23.42%
S&P 500 Index (3)                                                                               21.04%       28.55%
------------------------------------------------------------------------------------------      -----        -----
MERRILL LYNCH VARIABLE SERIES FUNDS, INC. - MERRILL LYNCH BASIC VALUE FOCUS FUND (11) (MERCURY BASIC VALUE EQUITY
PORTFOLIO)
                                                                                                21.12%       19.35%
S&P 500 Index (3)                                                                               21.04%       28.55%
------------------------------------------------------------------------------------------      -----        -----
MERRILL LYNCH VARIABLE SERIES FUNDS, INC. - MERRILL LYNCH GLOBAL STRATEGY FOCUS FUND (11) (MERCURY WORLD
STRATEGY PORTFOLIO)
                                                                                                21.37%       13.11%
MSCI EAFE Index (5)                                                                             26.96%       12.83%
------------------------------------------------------------------------------------------      -----        -----
MFS EMERGING GROWTH FUND (6),(12) (MFS EMERGING GROWTH COMPANIES PORTFOLIO)
                                                                                                41.45%       28.05%
Russell 2000 Index (4)                                                                          21.26%       16.69%
------------------------------------------------------------------------------------------      -----        -----
MFS RESEARCH FUND (10),(11) (MFS RESEARCH PORTFOLIO)
                                                                                                16.70%       24.43%
S&P 500 Index (3)                                                                               21.04%       28.56%
------------------------------------------------------------------------------------------      -----        -----
MORGAN STANLEY INSTITUTIONAL FUND, INC. - EMERGING MARKETS PORTFOLIO (7),(12) (MORGAN STANLEY EMERGING MARKETS
EQUITY PORTFOLIO)
                                                                                               105.14%        9.20%
IFC Global Total Return Composite Index (8)                                                     62.69%        0.75%
------------------------------------------------------------------------------------------      -----        -----
THE GEORGE PUTNAM FUND OF BOSTON (10),(11) (EQ/PUTNAM BALANCED PORTFOLIO)
                                                                                                 0.12%       15.18%
S&P 500 Index (3)                                                                               21.04%       28.56%
------------------------------------------------------------------------------------------      -----        -----
PUTNAM GROWTH & INCOME FUND II (10),(11) (EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO)
                                                                                                (0.91)%      N/A
S&P 500 Index (3)                                                                               21.04%       N/A
------------------------------------------------------------------------------------------     ------        -----
PUTNAM INTERNATIONAL GROWTH FUND (10),(12) (EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO)
                                                                                                60.77%       24.41%
MSCI EAFE Index (5)                                                                             26.96%       12.83%
------------------------------------------------------------------------------------------     ------        -----
PUTNAM INVESTORS FUND (10),(11) (EQ/PUTNAM INVESTORS GROWTH PORTFOLIO)
                                                                                                30.14%       31.69%
S&P 500 Index (3)                                                                               21.04%       28.51%
------------------------------------------------------------------------------------------     ------        -----
T. ROWE PRICE EQUITY INCOME FUND (11) (T. ROWE PRICE EQUITY INCOME PORTFOLIO)
                                                                                                 3.82%       18.59%
S&P 500 Index (3)                                                                               21.04%       28.51%
------------------------------------------------------------------------------------------     ------        -----
T. ROWE PRICE INTERNATIONAL STOCK FUND (11) (T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO)
                                                                                                34.60%       15.71%
MSCI EAFE Index (5)                                                                               27.30%       13.15%
------------------------------------------------------------------------------------------     ------        -----

                                                                                                 10         Since       Inception
OTHER FUND OR ACCOUNT MANAGED BY ADVISER (EQAT Portfolio)                                      Years      Inception        Date
------------------------------------------------------------------------------------------ ----------- ------------- -------------
MASSACHUSETTS INVESTORS TRUST (2),(11) (MFS GROWTH WITH INCOME PORTFOLIO)
                                                                                               15.83%      N/A           7/15/24
S&P 500 Index (3)                                                                              18.21%      N/A
------------------------------------------------------------------------------------------    ------       ---           -------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC. - MERRILL LYNCH BASIC VALUE FOCUS FUND (11) (MERCURY BASIC VALUE EQUITY PORTFOLIO)
                                                                                               N/A         16.60  %       7/1/93
S&P 500 Index (3)                                                                              N/A         22.46%2
------------------------------------------------------------------------------------------    ------       --------       -------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC. - MERRILL LYNCH GLOBAL STRATEGY FOCUS FUND (11) (MERCURY WORLD STRATEGY PORTFOLIO)
                                                                                               N/A         11.00%        2/28/92
MSCI EAFE Index (5)                                                                            N/A         12.00%
------------------------------------------------------------------------------------------    ------       --------      -------
MFS EMERGING GROWTH FUND (6),(12) (MFS EMERGING GROWTH COMPANIES PORTFOLIO)
                                                                                               24.72%      N/A          12/29/86
Russell 2000 Index (4)                                                                         13.40%      N/A
------------------------------------------------------------------------------------------    ------       --------     --------
MFS RESEARCH FUND (10),(11) (MFS RESEARCH PORTFOLIO)
                                                                                               17.53%      N/A          10/13/71
S&P 500 Index (3)                                                                              18.21%      N/A
------------------------------------------------------------------------------------------    ------       --------     --------
MORGAN STANLEY INSTITUTIONAL FUND, INC. - EMERGING MARKETS PORTFOLIO (7),(12) (MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO)
                                                                                               N/A         16.40%        9/25/92
IFC Global Total Return Composite Index (8)                                                    N/A          7.73%
------------------------------------------------------------------------------------------    ------       --------     --------
THE GEORGE PUTNAM FUND OF BOSTON (10),(11) (EQ/PUTNAM BALANCED PORTFOLIO)
                                                                                               11.39%      N/A           11/5/37
S&P 500 Index (3)                                                                              18.21%      N/A
------------------------------------------------------------------------------------------    ------       --------     --------
PUTNAM GROWTH & INCOME FUND II (10),(11) (EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO)
                                                                                               N/A         17.65%         1/5/95
S&P 500 Index (3)                                                                              N/A         28.58%
------------------------------------------------------------------------------------------    ------       --------     --------
PUTNAM INTERNATIONAL GROWTH FUND (10),(12) (EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO)
                                                                                               N/A         17.82%        2/28/91
MSCI EAFE Index (5)                                                                            N/A          9.62%
------------------------------------------------------------------------------------------    ------       --------     --------
PUTNAM INVESTORS FUND (10),(11) (EQ/PUTNAM INVESTORS GROWTH PORTFOLIO)
                                                                                               19.81%      N/A           12/1/25
S&P 500 Index (3)                                                                              18.21%      N/A
------------------------------------------------------------------------------------------    ------       --------     --------
T. ROWE PRICE EQUITY INCOME FUND (11) (T. ROWE PRICE EQUITY INCOME PORTFOLIO)
                                                                                               14.14%      15.67%       10/31/85
S&P 500 Index (3)                                                                              18.21%      N/A
------------------------------------------------------------------------------------------    ------       --------     --------
T. ROWE PRICE INTERNATIONAL STOCK FUND (11) (T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO)
                                                                                               11.38%      15.17%         5/9/80
MSCI EAFE Index (5)                                                                             7.33%      N/A
------------------------------------------------------------------------------------------    ------       --------     --------

     ------------------------- EQ Advisors Trust

-----
  178
--------------------------------------------------------------------------------


                                                                         1             5          10         Since      Inception
 OTHER FUND OR ACCOUNT MANAGED BY ADVISER (EQAT Portfolio)              Year         Years       Years     Inception       Date
-----------------------------------------------------------          ------------    -------    -------    ----------- ------------
 WARBURG PINCUS SMALL COMPANY VALUE FUND (12) (WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO)
                                                                        7.55%          N/A        N/A         14.21%     12/29/95
Russell 2000 Value Index (1)                                           (1.49)%         N/A        N/A         10.19%
-----------------------------------------------------------           ---------       ----        ----        -------    --------

 (1) The Russell 2000 Value Index ("Russell 2000 Value") ia an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It is compiled by the Frank Russell Company.
 (2)  Since inception percentage was calculated as of 6-30-93.
 (3) The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.
 (4) The Russell 2000 Index is an unmanaged index (with no defined investment objective) composed of approximately 2,000 small-capitalization stocks and includes reinvestments of dividends. The index does not include fees or operating expenses and is not available for actual investment. It is compiled by the Frank Russell Company.
 (5) The Morgan Stanley Capital International EAFE Index ("EAFE Index") is an unmanaged capitalization-weighted measure of stock markets in Europe, Australasia and the Far East. The returns of the EAFE Index assume dividends are reinvested net of withholding tax and do not reflect any fees or operating expenses. The index is not available for actual investment.
 (6) The results for the MFS Emerging Growth Fund (Class B shares) do not reflect sales charges that may be imposed on the such shares.
 (7) The Class B shares of the Morgan Stanley Institutional Fund, Inc. - Emerging Markets Portfolio are subject to a Rule 12b-1 fee equal to 0.25% of the Portfolio's assets. The expense ratio of Morgan Stanley Institutional Fund, Inc. - Emerging Markets Portfolio has been capped at 1.75% since inception.
 (8) The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa. The Index assumes dividends are reinvested.
 (9) Annualized performance for the Advisor Class shares. The Advisor Class shares had a total expense ratio of 1.26% of its average daily net assets for the year ended December 31, 1998. Other share classes have different expenses and their performance will vary.
(10) Performance for the Class A shares. The Class A shares are in many instances subject to a front-end sales charge of up to 5.75%. Other share classes have different expenses and their performance will vary.
(11) The annual fees and expenses of the similar registered investment company (or series thereof) (or composite) whose prior performance is shown in the table above were less than that of the relevant Trust Portfolio. Consequently, if the Trust Portfolio's annual fees and expenses were used in the calculation of the performance of the similar registered investment company (or composite) that performance would be reduced.
(12) The annual fees and expenses of the similar registered investment company (or series thereof) (or composite) whose prior performance is shown in the table above were higher than that of the relevant Trust Portfolio. Consequently, if the Trust Portfolio's annual fees and expenses were used in the calculation of the performance of the similar registered investment company (or composite) that performance would be increased.

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 If you wish to know more, you will find additional information about the Trust and its Portfolios in the following documents, which are available, free of charge by calling our toll-free number at 1-800-528-0204:


 ANNUAL AND SEMI-ANNUAL REPORTS

 The Annual and Semi-Annual Reports include more information about the Trust's performance and are available upon request free of charge. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios' performance during the last fiscal year.


 STATEMENT OF ADDITIONAL INFORMATION (SAI)

 The SAI, dated May 1, 2000, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-800-528-0204.

 You may visit the SEC's website at www.sec.gov to view the SAI and other information about the Trust. You can also review and copy information about the Trust, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

 Investment Company Act File Number: 811-07953